STATEMENT OF
                             ADDITIONAL INFORMATION
================================================================================

                                February 1, 2004

                             TIAA-CREF INSTITUTIONAL
                                  MUTUAL FUNDS


          This Statement of Additional Information ("SAI") contains additional information that you should consider before investing in TIAA-CREF Institutional Mutual Funds. It is not a prospectus and should be read carefully in conjunction with the TIAA-CREF Institutional Mutual Funds' prospectus dated February 1, 2004 (the "Prospectus"), which may be obtained by writing us at TIAA-CREF Institutional Mutual Funds, P.O. Box 4674, New York, NY 10164 or by calling 877 518-9161.

          Capitalized terms used, but not defined, herein have the same meaning as in the Prospectus. The audited financial statements of the TIAA-CREF Institutional Mutual Funds for the fiscal year ended September 30, 2003 are incorporated into this SAI by reference to the Funds' Annual Report to shareholders. We will furnish you, without charge, a copy of the Annual Report on request.


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TABLE OF CONTENTS

B-2  Investment Objectives, Policies, and Restrictions
B-2    Fundamental Policies
B-2    Investment Policies
B-11 Management of TIAA-CREF Institutional Mutual Funds
B-11   Trustees and Officers of the TIAA-CREF Institutional Mutual Funds
B-14   Equity Ownership of TIAA-CREF Institutional Mutual Funds Trustees
B-14   Trustee and Officer Compensation
B-15   Board Committees
B-15   Responsibilities of the Board
B-15 Proxy Voting Policies
B-16 Principal Holders of Securities
B-21 Investment Advisory and Other Services
B-23 About the TIAA-CREF Institutional Mutual Funds and the Shares
B-23   Class Structure
B-24   Distribution (12b-1) Plan
B-24   Indemnification of Shareholders
B-24   Indemnification of Trustees
B-24   Limitation of Fund Liability
B-25   Shareholder Meetings and Voting Rights
B-25   Additional Funds or Classes
B-25   Dividends and Distributions
B-25 Pricing of Shares
B-25   Investments for Which Market Quotations Are Readily Available
B-25   Foreign Investments
B-25   Debt Securities
B-25   Special Valuation Procedures for the Money Market Fund
B-25   Options and Futures
B-26   Investments for Which Market Quotations Are Not Readily Available
B-26 Tax Status
B-29 Brokerage Allocation
B-32 Voting Rights
B-32 Legal Matters
B-32 Experts

INVESTMENT OBJECTIVES, POLICIES, AND RESTRICTIONS

The following discussion of investment policies and restrictions supplements the Prospectus descriptions of the investment objective and principal investment strategies of each of the TIAA-CREF Institutional Mutual Funds' twenty-three separate investment portfolios or funds (the "Funds"). Under the Investment Company Act of 1940, as amended (the "1940 Act"), any fundamental policy of a registered investment company may not be changed without the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of that series. However, each Fund's investment objective, policies and principal investment strategies described in the Prospectus, as well as the investment restrictions contained in "Investment Policies and Risk Considerations" below, are not fundamental and therefore may be changed by the TIAA-CREF Institutional Mutual Funds' board of trustees (the "Board of Trustees" or the "Board") at any time. Each Fund will be "diversified" within the meaning of the 1940 Act.

     Unless stated otherwise, each of the following investment policies and risk considerations apply to each Fund.

FUNDAMENTAL POLICIES

The following restrictions are fundamental policies of each Fund:

1.   The Fund will not issue senior securities except as permitted by law.

2. The Fund will not borrow money, except: (a) each Fund may purchase securities on margin, as described in restriction 7 below; and (b) from banks (only in amounts not in excess of 33 1/3 percent of the market value of that Fund's assets at the time of borrowing), and, from other sources, for temporary purposes (only in amounts not exceeding 5 percent, or such greater amount as may be permitted by law, of that Fund's total assets taken at market value at the time of borrowing).

3. The Fund will not underwrite the securities of other companies, except to the extent that it may be deemed an underwriter in connection with the disposition of securities from its portfolio.

4.   The Fund will not purchase real estate or mortgages directly.

5. The Fund will not purchase commodities or commodities contracts, except to the extent futures are purchased as described herein.

6. The Fund will not lend any security or make any other loan if, as a result, more than 33 1/3 percent of its total assets would be lent to other parties, but this limit does not apply to repurchase agreements.

7. The Fund will not purchase any security on margin except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

8. The Fund will not, with respect to at least 75 percent of the value of its total assets, invest more than 5 percent of its total assets in the securities of any one issuer, other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or hold more than 10 percent of the outstanding voting securities of any one issuer.

     The following restriction is a fundamental policy of each Fund other than the Real Estate Securities Fund.

9. The Fund will not invest 25 percent or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or any of its agencies or instrumentalities).

     The Real Estate Securities Fund has a non-fundamental policy of investing more than 25 percent of its total assets in securities of issuers in the real estate industry.

INVESTMENT POLICIES

The following policies and restrictions are non-fundamental policies of each Fund. These restrictions may be changed without the approval of the shareholders in the affected Fund.

     NON-EQUITY INVESTMENTS OF THE EQUITY FUNDS. The Equity Funds can, in addition to stocks, hold other types of securities with equity characteristics, such as convertible bonds, preferred stock, warrants and depository receipts or rights. Pending more permanent investments or to use cash balances effectively, these Funds can hold the same types of money market instruments the Money Market Fund invests in (as described in the prospectus), as well as other short-term instruments. These other instruments are the same type of instruments the Money Market Fund holds, but they have longer maturities than the instruments allowed in the Money Market Fund, or else do not meet the requirements for "First Tier Securities."

     When market conditions warrant, the Equity Funds can invest directly in debt securities similar to those the Bond Fund may invest in. The Equity Funds can also hold debt securities that they acquire because of mergers, recapitalizations or otherwise.

     TEMPORARY DEFENSIVE POSITIONS. During periods when Teachers Advisors, Inc. ("Advisors"), the investment manager for the Funds, believes there are unstable market, economic, political or currency conditions domestically or abroad, Advisors may assume, on behalf of a Fund, a temporary defensive posture and (1) without limitation hold cash and/or invest in

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money market instruments, or (2) restrict the securities markets in which the
Fund's assets will be invested by investing those assets in securities markets deemed by Advisors to be conservative in light of the Fund's investment objective and policies. Under normal circumstances, each Fund may invest a portion of its total assets in cash or money market instruments for cash management purposes, pending investment in accordance with the Fund's investment objective and policies and to meet operating expenses. To the extent that a Fund holds cash or invests in money market instruments, it may not achieve its investment objective.

     LIQUIDITY FACILITY. The Equity Funds participate in a $2.25 billion unsecured revolving credit facility, for temporary or emergency purposes, including, without limitation, funding of shareholder redemptions that otherwise might require the untimely disposition of securities. The College Retirement Equities Fund ("CREF"), TIAA-CREF Mutual Funds, TIAA-CREF Life Funds and TIAA Separate Account VA-1, each of which is managed by Advisors or an affiliate of Advisors, also participate in this facility. An annual commitment fee for the credit facility is borne by the participating Funds. Interest associated with any borrowing under the facility will be charged to the borrowing Funds at rates that are based on the Federal Funds Rate in effect during the time of the borrowing.

     If a Fund borrows money, it could leverage its portfolio by keeping securities it might otherwise have had to sell. Leveraging exposes a Fund to special risks, including greater fluctuations in net asset value in response to market changes.

     ILLIQUID INVESTMENTS. The Board has delegated responsibility to Advisors for determining the value and liquidity of investments held by each Fund. Investments may be illiquid because of the absence of a trading market, making it difficult to value them or dispose of them promptly at an acceptable price. A Fund will not purchase or otherwise acquire any investment, if as a result, more than 15 percent (10 percent in the case of the Money Market Fund) of its net assets (taken at current value) would be invested in illiquid investments.

     RESTRICTED SECURITIES. The Funds may invest in restricted securities. A restricted security is one that has a contractual restriction on resale or cannot be resold publicly until it is registered under the Securities Act of 1933, as amended (the "1933 Act"). From time to time, restricted securities can be considered illiquid. For example, they may be considered illiquid if they are not eligible for sale to qualified institutional purchasers in reliance upon Rule 144A under the 1933 Act. However, purchases by a Fund of securities of foreign issuers offered and sold outside the United States may be considered liquid even though they are restricted. The Board of Trustees from time to time may determine the liquidity of restricted securities.

     PREFERRED STOCK. The Funds can invest in preferred stock consistent with their investment objectives.

     OPTIONS AND FUTURES. Each of the Funds may engage in options and futures strategies to the extent permitted by the Securities and Exchange Commission ("SEC") and Commodity Futures Trading Commission ("CFTC"). We do not intend for any Fund to use options and futures strategies in a speculative manner but rather we would use them primarily as hedging techniques or for cash management purposes.

     Option-related activities could include: (1) selling of covered call option contracts and the purchase of call option contracts for the purpose of a closing purchase transaction; (2) buying covered put option contracts, and selling put option contracts to close out a position acquired through the purchase of such options; and (3) selling call option contracts or buying put option contracts on groups of securities and on futures on groups of securities, and buying similar call option contracts or selling put option contracts to close out a position acquired through a sale of such options. This list of options-related activities is not intended to be exclusive, and each Fund may engage in other types of options transactions consistent with its investment objective and policies and applicable law.

     A call option is a short-term contract (generally for nine months or less) which gives the purchaser of the option the right but not the obligation to purchase the underlying security at a fixed exercise price at any time (American style) or at a set time (European style) prior to the expiration of the option regardless of the market price of the security during the option period. As consideration for the call option, the purchaser pays the seller a premium, which the seller retains whether or not the option is exercised. The seller of a call option has the obligation, upon the exercise of the option by the purchaser, to sell the underlying security at the exercise price. Selling a call option would benefit the seller if, over the option period, the underlying security declines in value or does not appreciate above the aggregate of the exercise price and the premium. However, the seller risks an "opportunity loss" of profits if the underlying security appreciates above the aggregate value of the exercise price and the premium.

     A Fund may close out a position acquired through selling a call option by buying a call option on the same security with the same exercise price and expiration date as the call option that it had previously sold on that security. Depending on the premium for the call option purchased by the Fund, the Fund will realize a profit or loss on the transaction.

     A put option is a similar short-term contract that gives the purchaser of the option the right to sell the underlying security at a fixed exercise price prior to the expiration of the option regardless of the market price of the security during the option period. As consideration for the put option, the purchaser pays the seller a premium, which the seller retains whether or not the option is exercised. The seller of a put option has the obligation, upon the exercise of the option by the purchaser, to purchase the underlying security at the exercise price. The buying of a covered put contract limits the downside exposure for the investment in the underlying security. The risk of purchasing a put is that the market price of the underlying stock prevailing on the expiration date may be above the option's exercise price. In that case, the option would expire worthless and the entire premium would be lost.

     A Fund may close out a position acquired through buying a put option by selling an identical put option on the same security with the same exercise price and expiration date as the put option that it had previously bought on the security. Depending on the premiums of the put options bought and sold, the Fund would realize a profit or loss on the transaction.

     In addition to options (both calls and puts) on individual securities, there are also options on groups of securities, such as the options on the Standard & Poor's 100 Index, which are traded on the Chicago Board Options Exchange. There are also options on futures of groups of securities such as the Standard & Poor's 500 Stock Index and the New York Stock Exchange Composite Index. The selling of calls can be used in anticipation of, or in, a general market or market sector decline that may adversely affect the market value of a Fund's portfolio of securities. To the extent that a Fund's portfolio of securities changes in value in correlation with a given stock index, the sale of call options on the futures of that index would substantially reduce the risk to the portfolio of a market decline, and, by so doing, provides an alternative to the liquidation of securities positions in the portfolio with resultant transaction costs. A risk in all options, particularly the relatively new options on groups of securities and on futures on groups of securities, is a possible lack of liquidity. This will be a major consideration before a Fund deals in any option.

     There is another risk in connection with selling a call option on a group of securities or on the futures of groups of securities. This arises because of the imperfect correlation between movements in the price of the call option

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on a particular group of securities and the price of the underlying securities held in the portfolio. Unlike a covered call on an individual security, where a large movement on the upside for the call option will be offset by a similar move on the underlying stock, a move in the price of a call option on a group of securities may not be offset by a similar move in the price of securities held due to the difference in the composition of the particular group and the portfolio itself.

     To the extent permitted by applicable regulatory authorities, each Fund may purchase and sell futures contracts on securities or other instruments, or on groups or indices of securities or other instruments. The purpose of hedging techniques using financial futures is to protect the principal value of a Fund against adverse changes in the market value of securities or instruments in its portfolio, and to obtain better returns on investments than available in the cash market. Since these are hedging techniques, the gains or losses on the futures contract normally will be offset by losses or gains, respectively, on the hedged investment. Futures contracts may be offset prior to the future date by executing an opposite futures contract transaction.

     A futures contract on an investment is a binding contractual commitment that, if held to maturity, generally will result in an obligation to make or accept delivery, during a particular future month, of the securities or instrument underlying the contract. By purchasing a futures contract--assuming a "long" position--a Fund legally will obligate itself to accept the future delivery of the underlying security or instrument and pay the agreed price. By selling a futures contract--assuming a "short" position--it legally will obligate itself to make the future delivery of the security or instrument against payment of the agreed price.

     Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions that may result in a profit or a loss. While futures positions taken by a Fund usually will be liquidated in this manner, a Fund may instead make or take delivery of the underlying securities or instruments whenever it appears economically advantageous to the Fund to do so. A clearing corporation associated with the exchange on which futures are traded assumes responsibility for closing out positions and guarantees that the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

     A stock index futures contract, unlike a contract on a specific security, does not provide for the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date, a final cash settlement occurs and the futures positions are closed out. Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the future is based.

     Stock index futures may be used to hedge the equity investments of each Fund with regard to market risk (involving the market's assessment of overall economic prospects), as distinguished from company risk (involving the market's evaluation of the merits of the issuer of a particular security). By establishing an appropriate "short" position in stock index futures, a Fund may seek to protect the value of its securities portfolio against an overall decline in the market for equity securities. Alternatively, in anticipation of a generally rising market, a Fund can seek to avoid losing the benefit of apparently low current prices by establishing a "long" position in stock index futures and later liquidating that position as particular equity securities are in fact acquired. To the extent that these hedging strategies are successful, a Fund will be affected to a lesser degree by adverse overall market price movements, unrelated to the merits of specific portfolio equity securities, than would otherwise be the case.

     Unlike the purchase or sale of a security, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit in a custodial account an amount of cash, U.S. Treasury securities, or other permissible assets equal to approximately 5 percent of the contract amount. This amount is known as "initial margin." The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract that is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments to and from the broker, called "variation margin," will be made on a daily basis as the price of the underlying stock index fluctuates making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." For example, when a Fund has purchased a stock index futures contract and the price of the underlying stock index has risen, that position will have increased in value, and the Fund will receive from the broker a variation margin payment equal to that increase in value. Conversely, where a Fund has purchased a stock index futures contract and the price of the underlying stock index has declined, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position that will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain.

     There are several risks in connection with the use of a futures contract as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the securities or instruments that are the subject of the hedge. Each Fund will attempt to reduce this risk by engaging in futures transactions, to the extent possible, where, in our judgment, there is a significant correlation between changes in the prices of the futures contracts and the prices of each Fund's portfolio securities or instruments sought to be hedged.

     Successful use of futures contracts for hedging purposes also is subject to the user's ability to predict correctly movements in the direction of the market. For example, it is possible that where a Fund has sold futures to hedge its portfolio against declines in the market, the index on which the futures are written may advance and the values of securities or instruments held in the Fund's portfolio may decline. If this occurred, the Fund would lose money on the futures and also experience a decline in value in its portfolio investments. However, we believe that over time the value of a Fund's portfolio will tend to move in the same direction as the market indices that are intended to correlate to the price movements of the portfolio securities or instruments sought to be hedged. It also is possible that, for example, if a Fund has hedged against the possibility of the decline in the market adversely affecting stocks held in its portfolio and stock prices increased instead, the Fund will lose part or all of the benefit of increased value of those stocks that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities or instruments to meet daily variation margin requirements. Such sales may be, but will not necessarily be, at increased prices that reflect the rising market. The Fund may have to sell securities or instruments at a time when it may be disadvantageous to do so. In addition to the possibility that there may be an imperfect correlation, or


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no correlation at all, between movements in the futures contracts and the portion of the portfolio being hedged, the prices of futures contracts may not correlate perfectly with movements in the underlying security or instrument due to certain market distortions. First, all transactions in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions that could distort the normal relationship between the index and futures markets. Second, the margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than the securities market does. Increased participation by speculators in the futures market also may cause temporary price distortions. Due to the possibility of price distortion in the futures market and also because of the imperfect correlation between movements in the futures contracts and the portion of the portfolio being hedged, even a correct forecast of general market trends by Advisors still may not result in a successful hedging transaction over a very short time period.

     Each Fund may also use futures contracts and options on futures contracts to manage its cash flow more effectively. To the extent that a Fund enters into non-hedging positions, it will do so only in accordance with certain CFTC exemptive provisions. Thus, pursuant to CFTC Rule 4.5, the aggregate initial margin and premiums required to establish non-hedging positions in commodity futures or commodity options contracts may not exceed 5 percent of the liquidation value of the Fund's portfolio, after-taking into account unrealized profits and unrealized losses on any such contracts it has entered into (provided that the in-the-money amount of an option that is in-the-money when purchased may be excluded in computing such 5 percent).

     Options and futures transactions may increase a Fund's transaction costs and portfolio turnover rate and will be initiated only when consistent with its investment objectives.

     INVESTMENT COMPANIES. Each Fund can invest up to 5 percent of its assets in any single investment company and up to 10 percent of its assets in all other investment companies in the aggregate. However, no Fund can hold more than 3 percent of the total outstanding voting stock of any single investment company. These restrictions would not apply to any fund that we introduce that invests substantially all of its assets in the securities of other funds of the TIAA-CREF Institutional Mutual Funds.

     FIRM COMMITMENT AGREEMENTS AND PURCHASE OF "WHEN-ISSUED" SECURITIES. Each Fund can enter into firm commitment agreements for the purchase of securities on a specified future date. When a Fund enters into a firm commitment agreement, liability for the purchase price--and the rights and risks of ownership of the securities--accrues to the Fund at the time it becomes obligated to purchase such securities, although delivery and payment occur at a later date. Accordingly, if the market price of the security should decline, the effect of the agreement would be to obligate the Fund to purchase the security at a price above the current market price on the date of delivery and payment. During the time the Fund is obligated to purchase such securities, it will be required to segregate assets. See below, "Segregated Accounts."

DEBT INSTRUMENTS GENERALLY

     A debt instrument held by a Fund will be affected by general changes in interest rates that will in turn result in increases or decreases in the market value of the instrument. The market value of non-convertible debt instruments (particularly fixed-income instruments) in a Fund's portfolio can be expected to vary inversely to changes in prevailing interest rates. In periods of declining interest rates, the yield of a Fund holding a significant amount of debt instruments will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the Fund's yield will tend to be somewhat lower. In addition, when interest rates are falling, money received by such a Fund from the continuous sale of its shares will likely be invested in portfolio instruments producing lower yields than the balance of its portfolio, thereby reducing the Fund's current yield. In periods of rising interest rates, the opposite result can be expected to occur.

     RATINGS AS INVESTMENT CRITERIA. Nationally recognized statistical ratings organizations ("NRSRO") ratings represent the opinions of those organizations as to the quality of securities that they rate. Although these ratings, which are relative and subjective and are not absolute standards of quality, are used by Advisors as one of many criteria for the selection of portfolio securities on behalf of the Funds, Advisors also relies upon its own analysis to evaluate potential investments.

     Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Advisors will consider the event in its determination of whether the Fund should continue to hold the securities. To the extent that a NRSRO's ratings change as a result of a change in the NRSRO or its rating system, the Funds will attempt to use comparable ratings as standards for their investments in accordance with their investment objectives and policies.

     CERTAIN INVESTMENT GRADE DEBT OBLIGATIONS. Although obligations rated Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's ("S&P") are considered investment grade, they may be viewed as being subject to greater risks than other investment grade obligations. Obligations rated Baa by Moody's are considered medium-grade obligations that lack outstanding investment characteristics and have speculative characteristics as well, while those obligations rated BBB by S&P are regarded as having only an adequate capacity to pay principal and interest.

     U.S. GOVERNMENT DEBT SECURITIES. Some of the Funds may invest in U.S. Government securities. These include: debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by the Federal Housing Administration, Farmers Home Administration, Import-Export Bank of the United States, Small Business Administration, Government National Mortgage Association ("GNMA"), General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association ("FNMA"), Federal Deposit Insurance Corporation, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association, and Resolution Trust Corporation. Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and issue dates. Certain of the foregoing U.S. Government securities are supported by the full faith and credit of the United States, whereas others are supported by the right of the agency or instrumentality to borrow an amount limited to a specific line of credit from the U.S. Treasury or by the discretionary authority of the U.S. Government or GNMA to purchase financial obligations of the agency or instrumentality. In contrast, certain of the foregoing U.S. Government securities are only supported by the credit of the issuing agency or instrumentality (e.g., GNMA and FNMA). Because the U.S. Government is not obligated by law to support an agency or instrumentality that it sponsors, or its securities, a Fund only invests in U.S. Government securities when Advisors determines that the credit risk associated with the obligation is suitable for the Fund.

     RISKS OF LOWER-RATED, LOWER QUALITY DEBT INSTRUMENTS. Lower-rated debt securities (I.E., those rated Ba or lower by Moody's or BB or lower by S&P) are considered, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms


        Institutional Mutual Funds o STATEMENT OF ADDITIONAL INFORMATION [ B-5 ]
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of the obligation and will generally involve more credit risk than securities in the higher rated categories. Reliance on credit ratings entails greater risks with regard to lower-rated securities than it does with regard to higher-rated securities, and Advisors' success is more dependent upon its own credit analysis with regard to lower-rated securities than is the case with regard to higher-rated securities. The market values of such securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Such lower-rated securities also tend to be more sensitive to economic conditions than are higher-rated securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, regarding lower-rated bonds may depress prices and liquidity for such securities. To the extent a Fund invests in these securities, factors adversely affecting the market value of lower-rated securities will adversely affect the Funds' net asset value ("NAV"). In addition, a Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. Although some risk is inherent in all securities ownership, holders of debt securities have a claim on the assets of the issuer prior to the holders of common stock. Therefore, an investment in debt securities generally entails less risk than an investment in common stock of the same issuer.

     A Fund may have difficulty disposing of certain lower-rated securities for which there is a thin trading market. Because not all dealers maintain markets in lower-rated securities, there is no established retail secondary market for many of these securities, and the TIAA-CREF Institutional Mutual Funds anticipates that they could be sold only to a limited number of dealers or institutional investors. To the extent there is a secondary trading market for lower-rated securities, it is generally not as liquid as that for higher-rated securities. The lack of a liquid secondary market for certain securities may make it more difficult for the TIAA-CREF Institutional Mutual Funds to obtain accurate market quotations for purposes of valuing a Fund's assets. Market quotations are generally available on many lower-rated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. When market quotations are not readily available, lower-rated securities must be valued by (or under the direction of) the Board of Trustees. This valuation is more difficult and judgment plays a greater role in such valuation when there is less reliable objective data available.

     ZERO COUPON OBLIGATIONS. Some of the Funds may invest in zero coupon obligations. Zero coupon securities generally pay no cash interest (or dividends in the case of preferred stock) to their holders prior to maturity. Accordingly, such securities usually are issued and traded at a deep discount from their face or par value and generally are subject to greater fluctuations of market value in response to changing interest rates than securities of comparable maturities and credit quality that pay cash interest (or dividends in the case of preferred stock) on a current basis. Although a Fund will receive no payments on its zero coupon securities prior to their maturity or disposition, it will be required for federal income tax purposes generally to include in its dividends to shareholders each year an amount equal to the annual income that accrues on its zero coupon securities. Such dividends will be paid from the cash assets of the Fund, from borrowings or by liquidation of portfolio securities, if necessary, at a time that the Fund otherwise would not have done so. To the extent a Fund is required to liquidate thinly traded securities, the Fund may be able to sell such securities only at prices lower than if such securities were more widely traded. The risks associated with holding securities that are not readily marketable may be accentuated at such time. To the extent the proceeds from any such dispositions are used by a Fund to pay distributions, that Fund will not be able to purchase additional income-producing securities with such proceeds, and as a result its current income ultimately may be reduced.

     STRUCTURED OR INDEXED SECURITIES. Some of the Funds may invest in structured or indexed securities. The value of the principal of and/or interest on such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured or indexed securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in a loss of the Fund's investment. Structured or indexed securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or a decrease in the interest rate or value of the security at maturity. In addition, changes in interest rates or the value of the security at maturity may be some multiple of the change in the value of the Reference. Consequently, structured or indexed securities may entail a greater degree of market risk than other types of debt securities. Structured or indexed securities may also be more volatile, less liquid and more difficult to accurately price than less complex securities.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES

     MORTGAGE-BACKED AND ASSET-BACKED SECURITIES GENERALLY. Some of the Funds may invest in mortgage-backed and asset-backed securities, which represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property or instruments derived from such loans. Mortgage-backed securities include various types of mortgage related securities such as government stripped mortgage related securities, adjustable- rate mortgage related securities and collateralized mortgage obligations. Some of the Funds may also invest in asset-backed securities, which represent participation in, or are secured by and payable from, assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (I.E., credit card) agreements and other categories of receivables. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for certain time periods by letters of credit or pool insurance policies issued by a financial institution unaffiliated with the trust or corporation. Other credit enhancements also may exist.

     Mortgage related securities represent pools of mortgage loans assembled for sale to investors by various governmental agencies, such as GNMA, by government related organizations, such as FNMA and FHLMC, as well as by private issuers, such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies.

     The average maturity of pass-through pools of mortgage related securities in which some of the Funds may invest varies with the maturities of the underlying mortgage instruments. In addition, a pool's stated maturity may be shortened by unscheduled payments on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, the location of the mortgaged property and age of the mortgage. For example, in periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the mortgage related security. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the mortgage related security. Accordingly, it is not possible to accurately predict the average life of a particular pool. Reinvestment of prepayments may occur at higher or lower rates than originally expected. Therefore, the actual maturity and realized yield on pass-through or modified pass-through mortgage related securities will vary based upon the pre-


[ B-6 ] STATEMENT OF ADDITIONAL INFORMATION o Institutional Mutual Funds payment experience of the underlying pool of mortgages. For purposes of calculating the average life of the assets of the relevant Fund, the maturity of each of these securities will be the average life of such securities based on the most recent estimated annual prepayment rate.

     ASSET-BACKED SECURITIES. Some of the Funds may invest in asset-backed securities. To date, several types of asset-backed securities have been offered to investors including automobile-loan receivables, interests in pools of credit card receivables, and home equity loans.

     MORTGAGE ROLLS. Some of the Funds may enter into mortgage "dollar rolls" in which the Fund sells securities for delivery in the current month and simultaneously contracts with a counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") plus the interest earned on the short-term investment awaiting the settlement date of the forward purchase. Unless such benefits exceed the income and gain or loss due to mortgage repayments that would have been realized on the securities sold as part of the mortgage roll, the use of this technique will diminish the investment performance of the Fund compared with what such performance would have been without the use of mortgage rolls. The Fund will hold and maintain in a segregated account until the settlement date cash or liquid assets in an amount equal to the forward purchase price. The benefits derived from the use of mortgage rolls may depend upon Advisors' ability to predict correctly mortgage prepayments and interest rates. There is no assurance that mortgage rolls can be successfully employed. For financial reporting and tax purposes, some of the Funds treat mortgage rolls as a financing transaction.

     LENDING OF SECURITIES. Subject to fundamental investment policy 6 on page B-2 (relating to loans of portfolio securities), each Fund may lend its securities to brokers and dealers that are not affiliated with Teachers Insurance and Annuity Association of America ("TIAA"), are registered with the SEC and are members of the National Association of Securities Dealers, Inc. ("NASD"), and also to certain other financial institutions. All loans will be fully collateralized. In connection with the lending of its securities, a Fund will receive as collateral cash, securities issued or guaranteed by the U.S. Government (I.E., Treasury securities), or other collateral permitted by applicable law, which at all times while the loan is outstanding will be maintained in amounts equal to at least 102 percent of the current market value of the loaned securities, or such lesser percentage as may be permitted by the SEC (not to fall below 100 percent of the market value of the loaned securities), as reviewed daily. By lending its securities, a Fund will receive amounts equal to the interest or dividends paid on the securities loaned and in addition will expect to receive a portion of the income generated by the short-term investment of cash received as collateral or, alternatively, where securities or a letter of credit are used as collateral, a lending fee paid directly to the Fund by the borrower of the securities. Such loans will be terminable by the Fund at any time and will not be made to affiliates of TIAA. The Fund may terminate a loan of securities in order to regain record ownership of, and to exercise beneficial rights related to, the loaned securities, including, but not necessarily limited to, voting or subscription rights, and may, in the exercise of its fiduciary duties, terminate a loan in the event that a vote of holders of those securities is required on a material matter. The Fund may pay reasonable fees to persons unaffiliated with the Fund for services or for arranging such loans. Loans of securities will be made only to firms deemed creditworthy. As with any extension of credit, however, there are risks of delay in recovering the loaned securities, should the borrower of securities default, become the subject of bankruptcy proceedings, or otherwise be unable to fulfill its obligations or fail financially.

     REPURCHASE AGREEMENTS. Repurchase agreements have the characteristics of loans, and will be fully collateralized (either with physical securities or evidence of book entry transfer to the account of the custodian bank) at all times. During the term of the repurchase agreement, the Fund entering into the agreement retains the security subject to the repurchase agreement as collateral securing the seller's repurchase obligation, continually monitors the market value of the security subject to the agreement, and requires the Fund's seller to deposit with the Fund additional collateral equal to any amount by which the market value of the security subject to the repurchase agreement falls below the resale amount provided under the repurchase agreement. Each Fund will enter into repurchase agreements only with member banks of the Federal Reserve System, or with primary government securities dealers or other domestic or foreign broker-dealers whose creditworthiness has been reviewed and found satisfactory by Advisors and who have, therefore, been determined to present minimal credit risk.

     Securities underlying repurchase agreements will be limited to certificates of deposit, commercial paper, bankers' acceptances, or obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, in which the Fund entering into the agreement may otherwise invest.

     If a seller of a repurchase agreement defaults and does not repurchase the security subject to the agreement, the Fund entering into the agreement would look to the collateral underlying the seller's repurchase agreement, including the securities subject to the repurchase agreement, for satisfaction of the seller's obligation to the Fund. In such event, the Fund might incur disposition costs in liquidating the collateral and might suffer a loss if the value of the collateral declines. In addition, if bankruptcy proceedings are instituted against a seller of a repurchase agreement, realization upon the collateral may be delayed or limited.

     SWAP TRANSACTIONS. Each Fund may, to the extent permitted by the SEC, enter into privately negotiated "swap" transactions with other financial institutions in order to take advantage of investment opportunities generally not available in public markets. In general, these transactions involve "swapping" a return based on certain securities, instruments, or financial indices with another party, such as a commercial bank, in exchange for a return based on different securities, instruments, or financial indices.

     By entering into a swap transaction, a Fund may be able to protect the value of a portion of its portfolio against declines in market value. Each Fund may also enter into swap transactions to facilitate implementation of allocation strategies between different market segments or countries or to take advantage of market opportunities that may arise from time to time. A Fund may be able to enhance its overall performance if the return offered by the other party to the swap transaction exceeds the return swapped by the Fund. However, there can be no assurance that the return a Fund receives from the counterparty to the swap transaction will exceed the return it swaps to that party.

While a Fund will only enter into swap transactions with counterparties it considers creditworthy (and will monitor the creditworthiness of parties with which it enters into swap transactions), a risk inherent in swap transactions is that the other party to the transaction may default on its obligations under the swap agreement. If the other party to the swap transaction defaults on its obligations, the Fund entering into the agreement would be limited to the agreement's contractual remedies. There can be no assurance that a Fund will succeed when pursuing its contractual remedies. To minimize a Fund's exposure in the event of default, it will usually enter into swap transactions on a net basis (I.E., the parties to the transaction will net the payments payable to each other before such payments are made). When a Fund enters into swap transactions on a net basis, the net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each such swap agreement will be accrued on a daily basis and an amount of liquid


        Institutional Mutual Funds o STATEMENT OF ADDITIONAL INFORMATION [ B-7 ] assets having an aggregate market value at least equal to the accrued excess will be segregated by the Fund's custodian. To the extent a Fund enters into swap transactions other than on a net basis, the amount segregated will be the full amount of the Fund's obligations, if any, with respect to each such swap agreement, accrued on a daily basis. See "Segregated Accounts," below.

     Swap agreements may be considered illiquid by the SEC staff and subject to the limitations on illiquid investments. To the extent that there is an imperfect correlation between the return a Fund is obligated to swap and securities or instruments representing such return, the value of the swap transaction may be adversely affected. No Fund therefore will enter into a swap transaction unless it owns or has the right to acquire the securities or instruments representative of the return it is obligated to swap with the counterparty to the swap transaction. It is not the intention of any Fund to engage in swap transactions in a speculative manner, but rather primarily to hedge or manage the risks associated with assets held in, or to facilitate the implementation of portfolio strategies of purchasing and selling assets for, the Fund.

     SEGREGATED ACCOUNTS. In connection with when-issued securities, firm commitment and certain other transactions in which a Fund incurs an obligation to make payments in the future, a Fund may be required to segregate assets with its custodian bank in amounts sufficient to settle the transaction. To the extent required, such segregated assets can consist of liquid assets, including equity or other securities, or other instruments such as cash, U.S. Government securities or other securities as may be permitted by law.

     CURRENCY TRANSACTIONS. The value of a Fund's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies. To minimize the impact of such factors on net asset values, the Fund may engage in foreign currency transactions in connection with their investments in foreign securities. The Funds will not speculate in foreign currency exchange, and will enter into foreign currency transactions only to "hedge" the currency risk associated with investing in foreign securities. Although such transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also may limit any potential gain that might result should the value of such currency increase.

     The Funds will conduct their currency exchange transactions either on a spot (I.E., cash) basis at the rate prevailing in the currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into with large commercial banks or other currency traders who are participants in the interbank market.

     By entering into a forward contract for the purchase or sale of foreign currency involved in underlying security transactions, a Fund is able to protect itself against possible loss between trade and settlement dates for that purchase or sale resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency. This practice is sometimes referred to as "transaction hedging." In addition, when it appears that a particular foreign currency may suffer a substantial decline against the U.S. dollar, a Fund may enter into a forward contract to sell an amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. This practice is sometimes referred to as "portfolio hedging." Similarly, when it appears that the U.S. dollar may suffer a substantial decline against a foreign currency, a Fund may enter into a forward contract to buy that foreign currency for a fixed dollar amount.

     The Funds may also hedge their foreign currency exchange rate risk by engaging in currency financial futures, options and "cross-hedge" transactions. In "cross-hedge" transactions, a Fund holding securities denominated in one foreign currency will enter into a forward currency contract to buy or sell a different foreign currency (one that generally tracks the currency being hedged with regard to price movements). Such cross-hedges are expected to help protect a Fund against an increase or decrease in the value of the U.S. dollar against certain foreign currencies.

     The Funds may hold a portion of their respective assets in bank deposits denominated in foreign currencies, so as to facilitate investment in foreign securities as well as protect against currency fluctuations and the need to convert such assets into U.S. dollars (thereby also reducing transaction costs). To the extent these monies are converted back into U.S. dollars, the value of the assets so maintained will be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.

     The forecasting of short-term currency market movement is extremely difficult and whether a short-term hedging strategy will be successful is highly uncertain. Moreover, it is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a foreign currency forward contract. Accordingly, a Fund may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if its predictions regarding the movement of foreign currency or securities markets prove inaccurate. In addition, the use of cross-hedging transactions may involve special risks, and may leave a Fund in a less advantageous position than if such a hedge had not been established. Because foreign currency forward contracts are privately negotiated transactions, there can be no assurance that a Fund will have flexibility to roll-over the foreign currency forward contract upon its expiration if it desires to do so. Additionally, there can be no assurance that the other party to the contract will perform its obligations thereunder.

     There is no express limitation on the percentage of a Fund's assets that may be committed to foreign currency exchange contracts. A Fund will not enter into foreign currency forward contracts or maintain a net exposure in such contracts where that Fund would be obligated to deliver an amount of foreign currency in excess of the value of that Fund's portfolio securities or other assets denominated in that currency or, in the case of a cross-hedge transaction, denominated in a currency or currencies that the Fund's investment adviser believes will correlate closely to the currency's price movements. The Funds generally will not enter into forward contracts with terms longer than one year.

    REAL ESTATE SECURITIES. As described more fully in the Prospectus, the Real Estate Securities Fund will invest primarily in the equity and fixed-income securities of companies that are principally engaged in or related to the real estate industry, including those that own significant real estate assets, such as real estate investment trusts ("REITs"). An issuer is principally "engaged in" or principally "related to" the real estate industry if at least 50 percent of its total assets, gross income, or net profits are attributable to ownership, construction, management or sale of residential, commercial or industrial real estate, or to products or services related to the real estate industry. Issuers engaged in the real estate industry include equity REITs (which directly own real estate), mortgage REITs (which make short-term construction or real estate development loans or invest in long-term mortgages or mortgage pools), real estate brokers and developers, homebuilders, companies that manage real estate, and companies that own substantial amounts of real estate. Businesses related to the real estate industry include manufacturers and distributors of building supplies and financial institutions that make or service mortgage loans.


[ B-8 ] STATEMENT OF ADDITIONAL INFORMATION o Institutional Mutual Funds

     The Real Estate Securities Fund generally invests in common stocks, but may also, without limitation, invest in preferred stock, convertible securities, rights and warrants, and debt securities of issuers that are principally engaged in or related to the real estate industry, as well as publicly-traded limited partnerships that are principally engaged in or related to the real estate industry. In addition to these securities, the Real Estate Securities Fund may invest up to 20% of its total assets in equity and debt securities of issuers that are not principally engaged in or related to the real estate industry, including debt securities and convertible preferred stock and convertible debt securities rated less than Baa by Moody's or BBB by S&P. If held by the Real Estate Securities Fund in significant amounts, such lower-rated debt securities would increase financial risk and income volatility. The Real Estate Securities Fund may make investments or engage in investment practices that involve special risks, which include convertible securities, "when-issued" securities, securities issued on a delayed-delivery basis, options on securities and securities indices, financial futures contracts and options thereon, restricted securities, illiquid investments, repurchase agreements, structured or indexed securities and lending portfolio securities. These investment practices and attendant risks are described in "Investment Policies" in this SAI.

     Investments in the securities of companies that own, construct, manage or sell residential, commercial or industrial real estate will be subject to all of the risks associated with the ownership of real estate. These risks include: declines in the value of real estate, negative changes in the climate for real estate, risks related to general and local economic conditions, over-building and increased competition, decreases in property revenues, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, leveraging of interests in real estate, increases in prevailing interest rates, and costs resulting from the clean-up of environmental problems.

     In addition to the risks discussed above, equity REITs may be affected by changes in the value of the underlying property of the trusts, while mortgage REITs may be affected by changes in the quality of any credit extended. Both equity and mortgage REITs are dependent upon management skill and may not be diversified themselves. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation, and the possibility of failing to qualify for special tax treatment under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") or failing to meet other applicable regulatory requirements. Finally, certain REITs may be self-liquidating in that a specific term of existence is provided for in their trust document. In acquiring the securities of REITs, the Real Estate Securities Fund runs the risk that it will sell them at an inopportune time.

     FOREIGN INVESTMENTS. As described more fully in the Prospectus, certain Funds may invest in foreign securities, including those in emerging markets. In addition to the general risk factors discussed in the Prospectus, there are a number of country- or region-specific risks and other considerations that may affect these investments.

     INVESTMENT IN EUROPE. The total European market (consisting of the European Union, the European Free Trade Association and Eastern European countries) contains over 450 million consumers, a market larger than either the U.S. or Japan. European businesses compete both intra-regionally and globally in a wide range of industries, and recent political and economic changes throughout Europe are likely further to expand the role of Europe in the global economy. As a result, a great deal of interest and activity has been generated aimed at understanding and benefiting from the "new" Europe that may result. The incipient aspects of major developments in Europe as well as other considerations means that there can be no guarantee that outcomes will be as anticipated or will have results that investors would regard as favorable.

     THE EUROPEAN UNION. The European Union ("EU") consists of Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, Netherlands, Portugal, Spain, Sweden, and the United Kingdom (the "EU Nations"), with a total population exceeding 370 million. The EU Nations have undertaken to establish, among themselves, a single market that is largely free of internal barriers and hindrances to the free movement of goods, persons, services and capital. Although it is difficult to predict when this goal will be fully realized, macro- and micro-economic adjustments are indicative of significant increases in efficiency and the ability of the EU Nations to compete globally by simplifying product distribution networks, promoting economies of scale, and increasing labor mobility, among other effects. The establishment of the eleven-country European Monetary Union, a subset of the European Union countries, with its own central bank (the European Central Bank), its own currency (the Euro) and a single interest rate structure, represents a new economic entity, the Euro-area. While authority for monetary policy thus shifts from national hands to an independent supranational body, sovereignty elsewhere remains largely at the national level. Uncertainties with regard to balancing of monetary policy against national fiscal and other political issues and their extensive ramifications represent important risk considerations for investors in these countries.

     INVESTMENT IN THE PACIFIC BASIN. The economies of the Pacific Basin vary widely in their stages of economic development. Some countries, such as Japan, Australia, Singapore, and Hong Kong, are considered advanced by Western standards. Others, such as Thailand, Indonesia, and Malaysia, are considered "emerging"--rapidly shifting from natural resource- and agriculture-based systems to more technologically advanced systems oriented toward manufacturing and services. The major reform of China's economy and political system continues to be an important influence on economic growth internally, and, through trade, across the region. Intra-regional trade has become increasingly important to a number of these economies. Japan, the second largest economy in the world, is the dominant economy in the Pacific Basin, with one of the highest per capita incomes in the world. Its extensive trade relationships also contribute to expectations for regional and global economic growth. Economic growth has historically been relatively strong in the region, but recent economic turmoil among the emerging economies, and unmitigated recessionary impulses in Japan, in the recent past have raised important questions with regard to prospective longer-term outcomes. Potential policy miscalculations or other events could pose important risks to equity investors in any of these economies.

     INVESTMENT IN CANADA. Canada, a country rich in natural resources and a leading industrial country of the world, is by far the most important trading partner of the U.S. The U.S., Canada, and Mexico have entered into the North American Free Trade Agreement ("NAFTA"), which is expected to significantly benefit the economies of each of the countries through the more rational allocation of resources and production over the region. The trade adjustment process can be highly complex and controversial and could result in significant risks to all parties.

     INVESTMENT IN LATIN AMERICA. Latin America (including Mexico and Central America) has a population of approximately 455 million and is rich in natural resources. Important gains in the manufacturing sector have developed in several of the major countries in the region. A number of countries in the region have taken steps to reduce impediments to trade, most notably through NAFTA between the U.S., Canada and Mexico and the Mercosur agreement between Argentina, Brazil, Paraguay and Uruguay, with Chile as an associate member. Restrictions on international capital flows, intermittent problems with capital flight, and in some instances issues with


        Institutional Mutual Funds o STATEMENT OF ADDITIONAL INFORMATION [ B-9 ] regard to the repayment of sovereign debt and currency stability, however, remain important concerns in the region--exacerbating the risks in these equity markets. As a result, Latin American equity markets have been extremely volatile. Efforts to restructure these economies through privatization and fiscal and monetary reform have been met with some success, with gains in output growth and slowing rates of inflation in some countries. These efforts may result in attractive investment opportunities. However, history shows that large shifts in sentiment in markets elsewhere on the globe may very quickly reverberate among these markets, adding greater risk to already volatile markets. There can be no assurance that attempted reforms will ultimately be successful or will bring about results investors would regard as favorable.

     OTHER REGIONS. There are developments in other regions and countries around the world that could lead to additional investment opportunities. We will monitor these developments and may invest when appropriate.

     DEPOSITORY RECEIPTS. The Equity Funds can invest in American, European and Global Depository Receipts ("ADRs," "EDRs" and "GDRs"). They are alternatives to the purchase of the underlying securities in their national markets and currencies. Although their prices are quoted in U.S. dollars, they do not eliminate all the risks of foreign investing.

     ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a foreign correspondent bank. To the extent that a Fund acquires ADRs through banks which do not have a contractual relationship with the foreign issuer of the security underlying the ADR to issue and service such ADRs, there may be an increased possibility that the Fund would not become aware of, and be able to respond to, corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. However, by investing in ADRs rather than directly in the stock of foreign issuers, a Fund will avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the U.S. for ADRs quoted on a national securities exchange or the NASD's national market system. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject.

     EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in non-U.S. securities markets. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

     OTHER INVESTMENT TECHNIQUES AND OPPORTUNITIES. Each Fund may take certain actions with respect to merger proposals, tender offers, conversion of equity-related securities and other investment opportunities with the objective of enhancing the portfolio's overall return, regardless of how these actions may affect the weight of the particular securities in the Fund's portfolio.

     INDUSTRY CONCENTRATIONS. None of the Funds, with the exception of the Real Estate Securities Fund, will concentrate more than 25 percent of its total assets in any one industry.

     PORTFOLIO TURNOVER. The transactions engaged in by the Funds are reflected in the Funds' portfolio turnover rates. The rate of portfolio turnover is calculated by dividing the lesser of the amount of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of the Funds' portfolio securities (excluding from the computation all securities, including options, with maturities at the time of acquisition of one year or less). A high rate of portfolio turnover generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the Funds and ultimately by the Funds' shareholders. However, because portfolio turnover is not a limiting factor in determining whether or not to sell portfolio securities, a particular investment may be sold at any time, if investment judgment or account operations make a sale advisable.

     During the fiscal year ended September 30, 2003, portfolio turnover rate of the Growth Equity Fund was 105.28%, as compared with 61.08% for the same period in 2002. This increase was due to the replacement of certain active managers on the management team of that Fund, and the enhancement of the Dual Investment Management Strategy, that uses quantitative methods to integrate recommendations by the active managers into the overall portfolio. Portfolio turnover also increased for the International Equity Fund, to 156.48% for the fiscal year ended September 30, 2003 from 77.63% for the same period in 2002. This increase was due to the enhancement of the Dual Investment Management Strategy.


[ B-10 ] STATEMENT OF ADDITIONAL INFORMATION o Institutional Mutual Funds

MANAGEMENT OF TIAA-CREF INSTITUTIONAL MUTUAL FUNDS

TRUSTEES AND OFFICERS OF THE TIAA-CREF INSTITUTIONAL MUTUAL FUNDS

The following table includes certain information about the TIAA-CREF Institutional Mutual Funds' trustees and officers, including positions held with the Funds, length of office and time served, and principal occupations in the last five years. The table also includes the number of portfolios in the fund complex overseen by each trustee and certain directorships held by each of them. The first table includes information about the Funds' disinterested trustees and the second table includes information about the Funds' interested trustees and officers.

  DISINTERESTED TRUSTEES

                                                                                                 NUMBER OF
                                                                                                 PORTFOLIOS
                                                                                                 IN FUND
                             POSITION(S)      TERM OF OFFICE    PRINCIPAL                        COMPLEX     OTHER
                             HELD WITH        AND LENGTH OF     OCCUPATION(S)                    OVERSEEN    DIRECTORSHIPS
 NAME, ADDRESS AND AGE       FUND             TIME SERVED       DURING PAST 5 YEARS              BY TRUSTEE  HELD BY TRUSTEES
====================================================================================================================================
 Willard T. Carleton         Trustee          Indefinite term.  Donald R. Diamond Professor of   53          None
 4915 Camino Antonio                          Trustee since     Finance Emeritus, University
 Tucson, AZ 85718-6005                        2000.             of Arizona, College of Business
 Age: 69                                                        and Public Administration.
                                                                Formerly, Donald R. Diamond
                                                                Professor of Finance,
                                                                University of Arizona,
                                                                1999-2001, and Karl L. Eller
                                                                Professor of Finance,
                                                                University of Arizona,
                                                                1984-1999. Trustee of TIAA,
                                                                1984-2003.
------------------------------------------------------------------------------------------------------------------------------------
 Martin J. Gruber            Chairman of      Indefinite term.  Nomura Professor of Finance,     53          Director, Scudder
 New York University         the Board        Trustee since     New York University, Stern                   Investments (New York)
 Stern School of Business    of Trustees      2000.             School of Business. Formerly,                Funds, Japan Equity
 Henry Kaufman Management                                       Chairman, Department of Finance,             Fund, Inc., Singapore
 Education Center                                               New York University, Stern                   Fund, Inc., and the
 44 West 4th Street, Suite 988                                  School of Business, and Trustee              Thai Capital Fund, Inc.
 New York, NY 10012                                             of TIAA, 1996 - 2000.
 Age: 66
------------------------------------------------------------------------------------------------------------------------------------
 Nancy L. Jacob              Trustee          Indefinite term.  President and Managing           53          None
 Windermere Investment                        Trustee since     Principal, Windermere
 Associates                                   1999.             Investment Associates. Formerly,
 121 S.W. Morrison Street                                       Chairman and Chief Executive
 Suite 925                                                      Officer, CTC Consulting, Inc.,
 Portland, OR 97204                                             and Executive Vice President,
 Age: 61                                                        U.S. Trust of the Pacific
                                                                Northwest.
------------------------------------------------------------------------------------------------------------------------------------
 Bevis Longstreth            Trustee          Indefinite term.  Retired Partner, Debevoise &     53          Member of the Board of
 Debevoise & Plimpton                         Trustee since     Plimpton. Formerly, Partner                  Directors of AMVESCAP,
 919 Third Avenue                             1999.             and Of Counsel of Debevoise &                PLC and Chairman of
 New York, NY 10022-6225                                        Plimpton, Adjunct Professor at               the Finance Committee
 Age: 70                                                        Columbia University School of                of the Rockefeller
                                                                Law and Commissioner of the                  Family Fund.
                                                                U.S. Securities and Exchange
                                                                Commission.
------------------------------------------------------------------------------------------------------------------------------------
 Bridget A. Macaskill        Trustee          Indefinite term.  Formerly, Chairman, Oppenheimer  53          Director, J Sainsbury
 160 East 81st Street                         Trustee since     Funds, Inc., 2000-2001. Chief                plc and Prudential plc.
 New York, NY 10028                           2003.             Executive Officer, 1995-2001;                International Advisory
 Age: 55                                                        President, 1991-2000; and Chief              Board, British-American
                                                                Operating officer, 1989-1995 of              Business Council.
                                                                that firm.
------------------------------------------------------------------------------------------------------------------------------------
 Stephen A. Ross             Trustee          Indefinite term.  Franco Modigliani Professor of   53          Director, Freddie
 Sloan School of Management                   Trustee since     Finance and Economics, Sloan                 Mac; Co-Chairman,
 Massachusetts Institute                      1999.             School of Management,                        Roll & Ross Asset
 of Technology                                                  Massachusetts Institute of                   Management Corp.; and
 77 Massachusetts Avenue                                        Technology, Co-Chairman,                     Principal, IV
 Cambridge, MA 02139                                            Roll & Ross Asset Management                 Capital, Ltd.
 Age: 59                                                        Corp. Formerly, Sterling
                                                                Professor of Economics and
                                                                Finance, Yale School of
                                                                Management, Yale University.
------------------------------------------------------------------------------------------------------------------------------------
 Maceo K. Sloan              Trustee          Indefinite term.  Chairman, President and Chief    53          Director, SCANA
 NCM Capital Management                       Trustee since     Executive Officer, Sloan                     Corporation and M&F
 Group, Inc.                                  1999.             Financial Group, Inc., and                   Bancorp, Inc.
 103 West Main Street,                                          Chairman and Chief Executive
 Suite 400                                                      Officer, NCM Capital Management
 Durham, NC 27701-3638                                          Group, Inc., since 1991.
 Age: 54
------------------------------------------------------------------------------------------------------------------------------------
 Robert W. Vishny            Trustee          Indefinite term.  Eric J. Gleacher Distinguished   53          None
 University of Chicago                        Trustee since     Service Professor of Finance,
 Graduate School of Business                  1999.             University of Chicago, Graduate
 1101 East 58th Street                                          School of Business. Founding
 Chicago, IL 60637                                              Partner, LSV Asset Management.
 Age: 44


       Institutional Mutual Funds o STATEMENT OF ADDITIONAL INFORMATION [ B-11 ]

INTERESTED TRUSTEES AND OFFICERS

                                                                                                 NUMBER OF
                                                                                                 PORTFOLIOS
                                                                                                 IN FUND
                             POSITION(S)      TERM OF OFFICE    PRINCIPAL                        COMPLEX     OTHER
                             HELD WITH        AND LENGTH OF     OCCUPATION(S)                    OVERSEEN    DIRECTORSHIPS
 NAME, ADDRESS AND AGE       FUND             TIME SERVED       DURING PAST 5 YEARS              BY TRUSTEE  HELD BY TRUSTEES
====================================================================================================================================
 Herbert M. Allison, Jr.     President and    Indefinite term.  Chairman, President and Chief    N/A         Member of the Board of
 TIAA-CREF                   Chief Executive  President and     Executive Officer of TIAA.                   Directors of the
 730 Third Avenue            Officer          Chief Executive   President and Chief Executive                New York Stock Exchange
 New York, NY 10017-3206                      Officer since     Officer of CREF, TIAA-CREF
 Age: 60                                      2002.             Mutual Funds, TIAA-CREF
                                                                Institutional Mutual Funds,
                                                                TIAA-CREF Life Funds and TIAA
                                                                Separate Account VA-1 (these
                                                                funds are collectively referred
                                                                to as the "TIAA-CREF Funds").
                                                                Formerly, President and Chief
                                                                Executive Officer of Alliance
                                                                for LifeLong Learning, Inc.,
                                                                2000 -2002. President, Chief
                                                                Operating Officer and Member of
                                                                the Board of Directors of
                                                                Merrill Lynch & Co., Inc.,
                                                                1997-1999.
------------------------------------------------------------------------------------------------------------------------------------

 Martin L. Leibowitz         Chief Investment Indefinite term.  Vice Chairman and Chief          N/A         None
 TIAA-CREF                   Officer          Chief Investment  Investment Officer of the
 730 Third Avenue                             Officer since     TIAA-CREF Funds. Formerly,
 New York, NY 10017-3206                      1995.             Trustee and Chairman of the
 Age: 67                                                        TIAA-CREF Funds, 1999-2003.
                                                                Vice Chairman of the Board
                                                                and Chief Investment Officer of
                                                                TIAA. Member of Board of Managers
                                                                and President of TIAA-CREF
                                                                Investment Management, LLC.
                                                                Director and President of
                                                                Teachers Advisors, Inc.
                                                                ("Advisors"). Director of
                                                                TIAA-CREF Life Insurance
                                                                Company ("TIAA-CREF Life").
------------------------------------------------------------------------------------------------------------------------------------
 Gary Chinery                Vice President   Indefinite term.  Vice President of TIAA and       N/A         N/A
 TIAA-CREF                   and Treasurer    Vice President    Treasurer of TIAA and the
 730 Third Avenue                             and Treasurer     TIAA-CREF Funds.
 New York, NY 10017-3206                      since 2004.
 Age: 55
------------------------------------------------------------------------------------------------------------------------------------
 Scott C. Evans              Executive        Indefinite term.  Executive Vice President of      N/A         N/A
 TIAA-CREF                   Vice President   Executive         TIAA and the TIAA-CREF Funds.
 730 Third Avenue                             Vice President    Executive Vice President of
 New York, NY 10017-3206                      since 1999.       Investment Management and
 Age: 44                                                        Advisors and Director of
                                                                TIAA-CREF Life.
------------------------------------------------------------------------------------------------------------------------------------
 I. Steven  Goldstein        Executive Vice   Indefinite term.  Executive Vice President,        N/A         N/A
 TIAA-CREF                   President        Executive         Public Affairs, of TIAA
 730 Third Avenue                             Vice President    and the TIAA-CREF Funds.
 New York, NY 10017-3206                      since 2003.       Formerly, Advisor for
 Age: 51                                                        McKinsey & Company, 2003;
                                                                Vice President, Corporate
                                                                Communications for Dow Jones
                                                                & Co. and The Wall Street
                                                                Journal, 2001 - 2002; and
                                                                Senior Vice President and
                                                                Chief Communications Officer
                                                                for Insurance Information
                                                                Institute, 1993 - 2001.
------------------------------------------------------------------------------------------------------------------------------------
 E. Laverne Jones            Vice President  Indefinite term.   Vice President and Corporate     N/A         N/A
 TIAA-CREF                   and Corporate   Vice President     Secretary of TIAA and the
 730 Third Avenue            Secretary       and Corporate      TIAA-CREF Funds.
 New York, NY 10017-3206                     Secretary since
 Age: 54                                     1999.
------------------------------------------------------------------------------------------------------------------------------------
 Susan S. Kozik              Executive       Indefinite term.   Executive Vice President and     N/A         N/A
 TIAA-CREF                   Vice President  Executive Vice     Chief Technology Officer of TIAA
 730 Third Avenue                            President since    and the TIAA-CREF Funds.
 New York, NY 10017-3206                     2003.              Formerly, Vice President of
 Age: 46                                                        IT Operations and Services,
                                                                Lucent Technologies, 2000-2003;
                                                                and Senior Vice President and
                                                                Chief Technology Officer, Penn
                                                                Mutual Life Insurance Company,
                                                                1997-2000.
------------------------------------------------------------------------------------------------------------------------------------
 George W. Madison           Executive Vice  Indefinite term.   Executive Vice President and     N/A         N/A
 TIAA-CREF                   President       Executive          General Counsel of TIAA and the
 730 Third Avenue                            Vice President     TIAA-CREF Funds. Formerly,
 New York, NY 10017-3206                     since 2003.        Executive Vice President,
 Age: 50                                                        Corporate Secretary, and
                                                                General Counsel of Comerica
                                                                Incorporated.
------------------------------------------------------------------------------------------------------------------------------------

[ B-12 ] STATEMENT OF ADDITIONAL INFORMATION o Institutional Mutual Funds

                                                                                                 NUMBER OF
                                                                                                 PORTFOLIOS
                                                                                                 IN FUND
                             POSITION(S)      TERM OF OFFICE    PRINCIPAL                        COMPLEX     OTHER
                             HELD WITH        AND LENGTH OF     OCCUPATION(S)                    OVERSEEN    DIRECTORSHIPS
 NAME, ADDRESS AND AGE       FUND             TIME SERVED       DURING PAST 5 YEARS              BY TRUSTEE  HELD BY TRUSTEES
====================================================================================================================================
 Erwin W. Martens            Executive        Indefinite term.  Executive Vice President, Risk   N/A         N/A
 TIAA-CREF                   Vice President   Executive         Management, of TIAA and the
 730 Third Avenue                             Vice President    TIAA-CREF Funds. Formerly,
 New York, NY 10017-3206                      since 2003.       Managing Director and Chief
 Age: 47                                                        Risk Officer, Putnam
                                                                Investments, 1999-2003; and
                                                                Head and Deputy Head of Global
                                                                Market Risk Management,
                                                                1997-1999.
------------------------------------------------------------------------------------------------------------------------------------
 Elizabeth A. Monrad         Executive        Indefinite term.  Executive Vice President and     N/A         N/A
 TIAA-CREF                   Vice President   Executive         Chief Financial Officer of TIAA
 730 Third Avenue                             Vice President    and the TIAA-CREF Funds.
 New York, NY 10017-3206                      since 2003.       Formerly, Chief Financial
 Age: 48                                                        Officer and Senior vice
                                                                President of GeneralCologne Re
                                                                (2000-2003), Vice President,
                                                                Corporate Controller, Corporate
                                                                Treasurer and Chief Financial
                                                                Officer of its North American
                                                                Reinsurance Operations
                                                                (1997-2000).
------------------------------------------------------------------------------------------------------------------------------------

 Frances Nolan               Executive        Indefinite term.  Executive Vice President,        N/A         N/A
 TIAA-CREF                   Vice President   Executive         Client Services, of TIAA and
 730 Third Avenue                             Vice President    the TIAA-CREF Funds. Formerly,
 New York, NY 10017-3206                      since 2000.       Executive Vice President,
 Age: 46                                                        Retirement Services, CREF and
                                                                TIAA, 2000-2003; Vice
                                                                President, Eastern Division,
                                                                1994-2000.
------------------------------------------------------------------------------------------------------------------------------------

 Dermot J. O'Brien           Executive        Indefinite term.  Executive Vice President, Human  N/A         N/A
 TIAA-CREF                   Vice President   Executive         Resources, of TIAA and the
 730 Third Avenue                             Vice President    TIAA-CREF Funds. Formerly,
 New York, NY 10017-3206                      since 2003.       First Vice President and Head
 Age: 37                                                        of Human Resources,
                                                                International Private Client
                                                                Division, Merrill Lynch & Co.,
                                                                1999-Feb. 2003; and Vice
                                                                President and Head of Human
                                                                Resources--Japan Morgan
                                                                Stanley, 1998-1999.
------------------------------------------------------------------------------------------------------------------------------------

 Bertram L. Scott            Executive        Indefinite term.  Executive Vice President,        N/A         N/A
 TIAA-CREF                   Vice President   Executive         Product Management, of TIAA and
 730 Third Avenue                             Vice President    the TIAA-CREF Funds. Chairman
 New York, NY 10017-3206                      since 2000.       of the Board, President and
 Age: 52                                                        Chief Executive Officer of
                                                                TIAA-CREF Life. Formerly,
                                                                President and Chief Executive
                                                                Officer, Horizon Mercy,
                                                                1996-2000.
------------------------------------------------------------------------------------------------------------------------------------

 John A. Somers              Executive        Indefinite term.  Executive Vice President of      N/A         N/A
 TIAA-CREF                   Vice President   Executive         TIAA and the TIAA-CREF Funds.
 730 Third Avenue                             Vice President    Executive Vice President of
 New York, NY 10017-3206                      since 1999.       Investment Management and
 Age: 59                                                        Advisors and Director of
                                                                TIAA-CREF Life.
------------------------------------------------------------------------------------------------------------------------------------


       Institutional Mutual Funds o STATEMENT OF ADDITIONAL INFORMATION [ B-13 ]

EQUITY OWNERSHIP OF TIAA-CREF INSTITUTIONAL MUTUAL FUNDS TRUSTEES

The following chart includes information relating to equity securities beneficially owned by the TIAA-CREF Institutional Mutual Funds trustees in the TIAA-CREF Institutional Mutual Funds and in the same "family of investment companies" as the TIAA-CREF Institutional Mutual Funds, as of December 31, 2003. The TIAA-CREF Institutional Mutual Funds' family of investment companies includes TIAA-CREF Institutional Mutual Funds, CREF, TIAA-CREF Mutual Funds, TIAA-CREF Life Funds and TIAA Separate Account VA-1.

DISINTERESTED TRUSTEES

                                                          AGGREGATE DOLLAR RANGE
                                                           OF EQUITY SECURITIES
                                                            IN ALL REGISTERED
                                                           INVESTMENT COMPANIES
                                                            OVERSEEN BY TRUSTEE
                                 DOLLAR RANGE OF               IN FAMILY OF
  NAME OF TRUSTEE           EQUITY SECURITIES IN FUND      INVESTMENT COMPANIES
--------------------------------------------------------------------------------
  Willard T. Carleton                 None                    Over $100,000
--------------------------------------------------------------------------------
  Martin J. Gruber                    None                    Over $100,000
  Nancy L. Jacob                      None                    Over $100,000
--------------------------------------------------------------------------------
  Bevis Longstreth          International Equity Fund-        Over $100,000
                          Retirement Class-Over $100,000
--------------------------------------------------------------------------------
  Bridget A. Macaskill                None                         None
  Stephen A. Ross                     None                     Over $100,000
--------------------------------------------------------------------------------
  Maceo K. Sloan                      None                     Over $100,000
--------------------------------------------------------------------------------
  Robert W. Vishny                    None                   $10,001 - $50,000
--------------------------------------------------------------------------------


TRUSTEE AND OFFICER COMPENSATION

The following table shows the compensation received from the Funds and the TIAA-CREF fund complex by each non-officer trustee for the fiscal year ending September 30, 2003. The Funds' officers receive no compensation from any fund in the TIAA-CREF fund complex. The TIAA-CREF fund complex consists of: CREF, TIAA Separate Account VA-1, TIAA-CREF Life Funds, TIAA-CREF Institutional Mutual Funds and TIAA-CREF Mutual Funds, each a registered investment company.


                            (2)                      (3)
                         AGGREGATE                PENSION OR            (4)
                       COMPENSATION               RETIREMENT           TOTAL
                      FROM TIAA-CREF           BENEFITS ACCRUED    COMPENSATION
      (1)              INSTITUTIONAL             AS PART OF          FROM FUND
 NAME OF PERSON        MUTUAL FUNDS             FUND EXPENSES         COMPLEX
================================================================================
 Willard T. Carleton          $  158.02                 --          $  4,500.00
--------------------------------------------------------------------------------
 Martin J. Gruber              3,243.39          $1,071.85           104,500.00
--------------------------------------------------------------------------------
 Nancy L. Jacob                3,680.44           1,071.85           116,500.00
--------------------------------------------------------------------------------
 Bevis Longstreth*             3,318.39           1,071.85           106,750.00
--------------------------------------------------------------------------------
 Stephen A. Ross*              3,950.09           1,071.85           124,250.00
--------------------------------------------------------------------------------
 Nestor V. Santiago            2,234.52             764.59            76,500.00
--------------------------------------------------------------------------------
 Maceo K. Sloan                3,499.16           1,071.85           112,500.00
--------------------------------------------------------------------------------
 David K. Storrs               5,093.37           4,835.26           162,000.00
--------------------------------------------------------------------------------
 Robert W. Vishny              3,289.58           1,071.85           106,000.00
--------------------------------------------------------------------------------

* This compensation, or a portion of it, was not actually paid based on prior election of Trustee to defer receipt of payment in accordance with the provisions of deferred compensation plan for non-officer Trustees. Excluding this year's deferrals, a total of $1,157,767.10 earned across the fund complex has been deferred for prior years' service, including interest through September 30, 2003, for all current Trustees who had elected to defer their compensation.

     The Funds have a long-term compensation plan for non-employee trustees. Under this unfunded plan, annual contributions equal to the amount of the basic annual trustee stipend are allocated to notional CREF and TIAA annuity accounts chosen by the individual trustee. Benefits will be paid after the trustee leaves the board in a lump sum or in annual installments over 5 to 20 years, as requested by the trustee. Pursuant to a separate deferred compensation plan, non-employee trustees also have the option to defer payment of their basic stipend, additional stipends, and/or meeting fees and allocate these amounts to notional TIAA and CREF accounts chosen by the individual trustee. Benefits under that plan are also paid in a lump sum or annual installments over 5 to 20 years, as requested by the trustee, after the trustee leaves the board.


[ B-14 ] STATEMENT OF ADDITIONAL INFORMATION o Institutional Mutual Funds

BOARD COMMITTEES

Every year, the Board of Trustees appoints certain committees with specific responsibilities for aspects of the TIAA-CREF Institutional Mutual Funds' operations. Included among these are:

(1) An Audit Committee, consisting solely of independent trustees who are not officers of the TIAA-CREF Institutional Mutual Funds, which audits and examines the records and affairs of the TIAA-CREF Institutional Mutual Funds as it deems necessary, using independent auditors or others. The Audit Committee has adopted a formal written charter that is available upon request. During 2003, the Audit Committee held eleven meetings. The current members of the Audit Committee are Mr. Sloan (chair), Dr. Gruber, and Ms. Macaskill.

(2) A Finance Committee, which oversees the management of the TIAA-CREF Institutional Mutual Funds' investments subject to appropriate oversight by the full Board of Trustees. During 2003, the Finance Committee held five meetings. The current members of the Finance Committee are Dr. Gruber (chair), Dr. Carleton, Dr. Jacob, Mr. Longstreth, Ms. Macaskill, Dr. Ross, Mr. Sloan, and Dr. Vishny.

(3) A Corporate Governance and Social Responsibility Committee, consisting solely of independent trustees who are not officers of the TIAA-CREF Institutional Mutual Funds, which addresses all corporate social responsibility and corporate governance issues, including the voting of proxies of portfolio companies of the TIAA-CREF Institutional Mutual Funds and the initiation of appropriate shareholder resolutions. During 2003, the Corporate Governance and Social Responsibility Committee held four meetings. The current members of the Corporate Governance and Social Responsibility Committee are Mr. Longstreth (chair), Dr. Carleton, and Dr. Vishny.

(4) An Executive Committee, which generally is vested with full board powers between board meetings on matters not specifically addressed by the full Board. During 2003, the Executive Committee held two meetings. The current members of the Executive Committee are Dr. Gruber (chair), Mr. Longstreth, Dr. Ross, and Mr. Sloan.

(5) A Nominating and Personnel Committee, consisting solely of independent trustees who are not officers of the TIAA-CREF Institutional Mutual Funds, which nominates certain TIAA-CREF Institutional Mutual Funds' officers and the members of the standing committees of the Board, and recommends candidates for election as trustees. During 2003, the Nominating and Personnel Committee held sixteen meetings. The current members of the Nominating and Personnel Committee are Dr. Ross (chair), Dr. Carleton, and Dr. Jacob.

     The Nominating and Personnel Committee will consider potential nominees for tru stees recommended by investors. Investors can recommend nominees by writing to the Secretary of the TIAA-CREF Institutional Mutual Funds. The Secretary's address is: 730 Third Avenue, New York, New York 10017-3206.

RESPONSIBILITIES OF THE BOARD

The Funds' trustees are responsible for overseeing the Funds' corporate policies and for adhering to fiduciary standards under the 1940 Act. Most significantly, the Board is responsible for the initial approval and annual renewal of the Fund's investment management agreement with Advisors. Under the agreement, Advisors assumes responsibility for providing to, or obtaining for, the Funds investment advisory services. In considering whether to initially approve the investment management agreement and renew the agreement annually thereafter, the Board considered the investment management fee structure of each of the Funds in light of a variety of factors, including (a) the nature and quality of services provided to the Fund and its shareholders, (b) Advisors' anticipated costs in providing those services, (c) the reasonableness of the investment management fees and how such fees compared to fees paid by other similar mutual funds, and
(d) other benefits derived in connection with Advisors' relationship with the Fund.

     As part of its consideration of the quality of services provided by Advisors to the Fund and its shareholders, the Board reviewed the relative performance of each Fund. The Board also reviewed Advisors' anticipated profit/loss situation in providing the services to the Funds. The Board considered Advisors' anticipated profit/loss situation to be reasonable in relation to the nature, quality and cost of Advisors' services. In considering the investment management fees charged under the agreement, the Board reviewed the investment management fees of other similarly situated fund complexes. The Board further reviewed the expense ratios of each Fund relative to other mutual funds, and noted that that the expense ratios compared favorably to those of other funds.

PROXY VOTING POLICIES

     The TIAA-CREF Institutional Mutual Funds have adopted policies and procedures to govern their voting of proxies of portfolio companies. The Funds seek to use proxy voting as a tool to promote positive returns for long-term shareholders. We believe that companies that follow good corporate governance practices and are responsive to shareholder concerns are more likely to produce better returns than those companies that do not follow these practices or act in such a manner.

     As a general matter, the Board of Trustees has delegated to Advisors responsibility for voting the proxies of the portfolio companies in accordance with Board approved guidelines established by the Trustee Committee on Corporate Governance and Social Responsibility. Guidelines for proposals related to corporate governance proposals and social issues are articulated in the TIAA-CREF Policy Statement on Corporate Governance, attached as Appendix A to this Statement of Additional Information.

     Advisors has a team of professionals responsible for reviewing and voting each proxy. In analyzing a proposal, these professionals utilize various sources of information to enhance their ability to evaluate the proposal. These sources may include third-party proxy advisory firms, various corporate governance related publications and TIAA-CREF investment professionals. Based on their analysis of each proposal and guided by the TIAA-CREF Policy Statement on Corporate Governance, these professionals then vote in a manner intended solely to advance the interests of the Funds' shareholders. Occasionally, when a proposal relates to social or environmental concerns or governance issues not addressed in the TIAA-CREF Policy Statement on Corporate Governance, Advisors seeks guidance on how to vote from the Trustee Committee on Corporate Governance and Social Responsibility.

     The Funds believe there are no material conflicts of interest that interfere with their voting decisions. There may be rare instances in which a trustee or senior executive of the Funds, Advisors or Advisors' affiliates is either a director or executive of a portfolio company. In such cases, this individual is required to recuse himself from all decisions regarding the portfolio company.

     A report of proxies voted for the Funds is made quarterly to the Funds' Board and/or the Finance Committee, noting any proxies that were voted in exception to the TIAA-CREF Policy Statement on Corporate Governance.

     After August 31, 2004, an annual record of all proxy votes cast for the Funds during the most recent 12-month period ended June 30 can be obtained, free of charge, at www.tiaa-cref.org, and on the SEC's website at www.sec.gov.


       Institutional Mutual Funds o STATEMENT OF ADDITIONAL INFORMATION [ B-15 ]

PRINCIPAL HOLDERS OF SECURITIES

As of December 31, 2003, the following persons are known by the Fund to hold beneficially 5% or more of the outstanding shares of the following classes of
Funds:

 SEI PRIVATE TRUST COMPANY(1)
 ONE FREEDOM VALLEY DRIVE
 OAKS, PA 19456

                                                        PERCENT OF
 FUND                                                    HOLDINGS      SHARES
================================================================================
 Bond Fund - Institutional Class                          41.48%     35,121,051
--------------------------------------------------------------------------------
 Equity Index Fund - Institutional Class                  22.30%     16,340,514
--------------------------------------------------------------------------------
 Growth & Income - Institutional Class                    28.89%     21,978,113
--------------------------------------------------------------------------------
 Growth Equity Fund - Institutional Class                 49.24%      8,196,906
--------------------------------------------------------------------------------
 Inflation-Linked Bond Fund - Institutional Class          6.75%      1,767,516
--------------------------------------------------------------------------------
 International Equity Fund - Institutional Class          37.17%     17,246,437
--------------------------------------------------------------------------------
 International Equity Index Fund - Institutional Class    15.73%        897,351
--------------------------------------------------------------------------------
 Large-Cap Growth Index Fund - Institutional Class        22.69%        782,977
--------------------------------------------------------------------------------
 Large-Cap Value Fund - Institutional Class              100.00%      1,581,373
--------------------------------------------------------------------------------
 Large-Cap Value Index Fund - Institutional Class         12.02%        988,175
--------------------------------------------------------------------------------
 Mid Cap Blend Index Fund - Institutional Class           48.46%      1,658,784
--------------------------------------------------------------------------------
 Mid-Cap Growth Fund - Institutional Class               100.00%        175,322
--------------------------------------------------------------------------------
 Mid-Cap Value Fund - Institutional Class                100.00%        388,121
--------------------------------------------------------------------------------
 Mid-Cap Value Index Fund - Institutional Class            6.00%        156,880
--------------------------------------------------------------------------------
 Money Market Fund - Institutional Class                  12.34%     13,735,044
--------------------------------------------------------------------------------
 Real Estate Securities Fund - Institutional Class        39.16%      4,037,526
--------------------------------------------------------------------------------
 S&P 500 Index Fund - Institutional Class                 82.77%      6,300,115
--------------------------------------------------------------------------------
 Small-Cap Blend Index Fund - Institutional Class         15.07%      1,298,436
--------------------------------------------------------------------------------
 Small-Cap Equity Fund - Institutional Class             100.00%      2,315,507
--------------------------------------------------------------------------------
 Small-Cap Value Index Fund - Institutional Class          8.47%        392,875
--------------------------------------------------------------------------------
 Social Choice Equity Fund - Institutional Class          60.98%      4,153,622
--------------------------------------------------------------------------------

 TIAA-CREF TRUST COMPANY, FSB(2)(3)
 ONE METROPOLITAN SQUARE
 211 NORTH BROADWAY, SUITE 1000
 ST. LOUIS, MO 63102

                                                        PERCENT OF
 FUND                                                    HOLDINGS      SHARES
================================================================================
 International Equity Fund - Institutional Class          24.35%     11,299,953
--------------------------------------------------------------------------------
 Growth Equity Fund - Institutional Class                 24.84%      4,135,492
--------------------------------------------------------------------------------
 Social Choice Equity Fund - Institutional Class          20.57%      1,401,319
--------------------------------------------------------------------------------
 Growth & Income - Institutional Class                    21.81%     16,592,590
--------------------------------------------------------------------------------
 Inflation-Linked Bond Fund - Institutional Class          6.73%      1,763,948
--------------------------------------------------------------------------------
 Equity Index Fund - Institutional Class                  14.59%     10,691,546
--------------------------------------------------------------------------------
 Bond Fund - Institutional Class                          25.67%     21,737,637
--------------------------------------------------------------------------------
 Small-Cap Equity Fund - Institutional Class              87.62%      2,028,860
--------------------------------------------------------------------------------
 Mid-Cap Value Fund - Institutional Class 67.39%                        261,579
--------------------------------------------------------------------------------
 Mid-Cap Growth Fund - Institutional Class57.84%                        101,418
--------------------------------------------------------------------------------
 Real Estate Securities Fund - Institutional Class        34.60%      3,567,403
--------------------------------------------------------------------------------
 Large-Cap Value Fund - Institutional Class               92.84%      1,468,189
--------------------------------------------------------------------------------
 S&P 500 Index Fund - Institutional Class                 62.28%      4,740,316
--------------------------------------------------------------------------------
 International Equity Index Fund - Institutional Class    15.69%        894,838
--------------------------------------------------------------------------------
 Large-Cap Value Index Fund - Institutional Class         12.02%        988,175
--------------------------------------------------------------------------------
 Large-Cap Growth Index Fund - Institutional Class        22.63%        781,012
--------------------------------------------------------------------------------
 Mid-Cap Blend Index Fund - Institutional Class           48.38%      1,655,769
--------------------------------------------------------------------------------
 Mid-Cap Value Index Fund - Institutional Class            6.00%        156,880
--------------------------------------------------------------------------------
 Small-Cap Value Index Fund - Institutional Class          8.40%        389,638
--------------------------------------------------------------------------------
 Small-Cap Blend Index Fund - Institutional Class         15.07%      1,298,436
--------------------------------------------------------------------------------

 CALIFORNIA GOLDEN STATE SCHOLARSHARE COLLEGE SAVINGS TRUST(4)
 CA STATE TREASURER OFFICE
 915 CAPITOL MALL, ROOM 110
 SACRAMENTO, CA 95814

                                                        PERCENT OF
 FUND                                                    HOLDINGS      SHARES
================================================================================
 Bond Fund - Institutional Class                          26.81%     22,701,000
--------------------------------------------------------------------------------
 Equity Index Fund - Institutional Class                  18.21%     13,341,940
--------------------------------------------------------------------------------
 Growth & Income Fund - Institutional Class               33.76%     25,686,658
--------------------------------------------------------------------------------
 Growth Equity Fund - Institutional Class                 21.50%      3,579,715
--------------------------------------------------------------------------------
 International Equity Fund - Institutional Class          21.78%     10,104,448
--------------------------------------------------------------------------------
 Large-Cap Value Index Fund - Institutional Class         26.14%      2,149,119
--------------------------------------------------------------------------------
 Money Market Fund - Institutional Class                  24.25%     26,987,220
--------------------------------------------------------------------------------
 Small-Cap Blend Index Fund - Institutional Class         16.76%      1,444,042
--------------------------------------------------------------------------------
 Social Choice Equity Fund - Institutional Class          39.02%      2,657,431
--------------------------------------------------------------------------------

 CHET(4)
 OFFICE OF THE TREASURER
 55 ELM STREET
 HARTFORD, CT 06106

                                                        PERCENT OF
 FUND                                                    HOLDINGS      SHARES
================================================================================
 Bond Fund - Institutional Class                          14.96%     12,669,040
--------------------------------------------------------------------------------
 Equity Index Fund - Institutional Class                  17.33%     12,699,016
--------------------------------------------------------------------------------
 Growth & Income - Institutional Class                     7.44%      5,657,187
--------------------------------------------------------------------------------
 International Equity Fund - Institutional Class           6.64%      3,079,645
--------------------------------------------------------------------------------
 Money Market Fund - Institutional Class                  16.25%     18,086,068
--------------------------------------------------------------------------------


[ B-16 ] STATEMENT OF ADDITIONAL INFORMATION o Institutional Mutual Funds

 GEORGIA HIGHER EDUCATION SAVINGS PLAN(4)
 SUITE 1202, WEST TOWER
 200 PIEDMONT AVENUE
 ATLANTA, GA 30334

                                                        PERCENT OF
 FUND                                                    HOLDINGS      SHARES
================================================================================
 Equity Index Fund - Institutional Class                   6.37%      4,667,630
--------------------------------------------------------------------------------
 Inflation-Linked Bond Fund - Institutional Class          6.48%      1,697,967
--------------------------------------------------------------------------------

 MINNESOTA COLLEGE SAVINGS PLAN(4)
 MANAGER PUBLIC PROGRAMS
 MN STATE BOARD OF INVESTMENT
 60 EMPIRE DRIVE, SUITE 355
 ST. PAUL, MN 55103

                                                        PERCENT OF
 FUND                                                    HOLDINGS      SHARES
================================================================================
 Equity Index Fund - Institutional Class                   5.36%      3,927,564
--------------------------------------------------------------------------------
 Inflation-Linked Bond Fund - Institutional Class         11.32%      2,965,289
--------------------------------------------------------------------------------
 Large-Cap Value Index Fund - Institutional Class          6.57%        540,031
--------------------------------------------------------------------------------
 Real Estate Securities Fund - Institutional Class         8.67%        893,925
--------------------------------------------------------------------------------

 MICHIGAN EDUCATION SAVINGS PROGRAM(4)
 EXECUTIVE DIRECTOR - MET
 DIRECTOR OF TREASURY
 PO BOX 30198
 LANSING, MI 48909

                                                        PERCENT OF
 FUND                                                    HOLDINGS      SHARES
================================================================================
 Bond Fund - Institutional Class                           5.45%      4,616,190
--------------------------------------------------------------------------------
 Equity Index Fund - Institutional Class                  14.62%     10,714,016
--------------------------------------------------------------------------------
 Growth & Income Fund - Institutional Class               10.38%      7,901,050
--------------------------------------------------------------------------------
 Growth Equity Fund - Institutional Class                 16.16%      2,690,502
--------------------------------------------------------------------------------
 Inflation-Linked Bond Fund - Institutional Class         36.56%      9,576,601
--------------------------------------------------------------------------------
 International Equity Fund - Institutional Class          12.77%      5,922,722
--------------------------------------------------------------------------------
 Large-Cap Value Index Fund - Institutional Class         20.01%      1,644,915
--------------------------------------------------------------------------------
 Money Market Fund - Institutional Class                  17.13%     19,062,652
--------------------------------------------------------------------------------
 Real Estate Securities Fund - Institutional Class        23.09%      2,380,905
--------------------------------------------------------------------------------
 Small-Cap Blend Index Fund - Institutional Class         12.19%      1,050,572
--------------------------------------------------------------------------------

 MISSOURI SAVING FOR TUITION(4)
 MISSOURI'S STATE TREASURER'S OFFICE
 CAPITOL BUILDING, ROOM 229
 201 WEST CAPITOL AVENUE
 JEFFERSON CITY, MO 65101

                                                        PERCENT OF
 FUND                                                    HOLDINGS      SHARES
================================================================================
 Equity Index Fund - Institutional Class                  10.93%      8,008,858
--------------------------------------------------------------------------------
 Growth & Income Fund - Institutional Class                7.42%      5,642,414
--------------------------------------------------------------------------------
 Growth Equity Fund - Institutional Class                  5.64%        938,388
--------------------------------------------------------------------------------
 Inflation-Linked Bond Fund - Institutional Class         25.75%      6,744,376
--------------------------------------------------------------------------------
 International Equity Fund - Institutional Class           8.85%      4,105,294
--------------------------------------------------------------------------------
 Large-Cap Value Index Fund - Institutional Class         16.19%      1,330,703
--------------------------------------------------------------------------------
 Money Market Fund - Institutional Class                  14.14%     15,737,881
--------------------------------------------------------------------------------
 Real Estate Securities Fund - Institutional Class        16.78%      1,729,826
--------------------------------------------------------------------------------
 Small-Cap Blend Index Fund - Institutional Class         11.79%      1,016,043
--------------------------------------------------------------------------------

 TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA(5)
 730 THIRD AVENUE
 NEW YORK, NY 10017

                                                        PERCENT OF
 FUND                                                    HOLDINGS      SHARES
================================================================================
 Real Estate Securities Fund - Retail Class               17.67%        941,816
--------------------------------------------------------------------------------
 S&P 500 Index Fund - Institutional Class                 12.97%        986,931
--------------------------------------------------------------------------------
 Large-Cap Growth Index Fund - Institutional Class        77.31%      2,667,732
--------------------------------------------------------------------------------
 Large-Cap Growth Index Fund - Retirement Class           57.37%         11,789
--------------------------------------------------------------------------------
 Large-Cap Value Index Fund - Institutional Class          9.01%        740,689
--------------------------------------------------------------------------------
 Large-Cap Value Index Fund - Retirement Class            69.61%         10,506
--------------------------------------------------------------------------------
 Mid-Cap Blend Index Fund - Institutional Class           51.54%      1,763,962
--------------------------------------------------------------------------------
 Mid-Cap Blend Index Fund - Retirement Class              30.68%         10,350
--------------------------------------------------------------------------------
 Mid-Cap Growth Index Fund - Institutional Class          95.41%      1,797,309
--------------------------------------------------------------------------------
 Mid-Cap Growth Index Fund - Retirement Class             41.68%         11,391
--------------------------------------------------------------------------------
 Mid-Cap Value Index Fund - Institutional Class           94.00%      2,456,112
--------------------------------------------------------------------------------
 Mid-Cap Value Index Fund - Retirement Class              84.02%         10,454
--------------------------------------------------------------------------------
 Small-Cap Blend Index Fund - Institutional Class         32.75%      2,822,279
--------------------------------------------------------------------------------
 Small-Cap Blend Index Fund - Retirement Class            43.59%         10,438
--------------------------------------------------------------------------------
 Small-Cap Growth Index Fund - Institutional Class        95.92%      4,663,285
--------------------------------------------------------------------------------
 Small-Cap Growth Index Fund - Retirement Class           69.26%         10,562
--------------------------------------------------------------------------------
 Small-Cap Value Index Fund - Institutional Class         91.53%      4,246,740
 Small-Cap Value Index Fund - Retirement Class            89.59%         10,897
--------------------------------------------------------------------------------
 International Equity Index Fund - Institutional Class    84.27%      4,805,700
--------------------------------------------------------------------------------
 International Equity Index Fund - Retirement Class       99.91%         10,283
--------------------------------------------------------------------------------

 TIAA-CREF MANAGED ALLOCATION FUND
 730 THIRD AVENUE
 NEW YORK, NY 10017

                                                        PERCENT OF
 FUND                                                    HOLDINGS      SHARES
================================================================================
 Small-Cap Equity Fund - Retail Class                     34.73%      1,045,417
--------------------------------------------------------------------------------
 Real Estate Securities Fund - Retail Class                5.94%        316,656
--------------------------------------------------------------------------------
 Large-Cap Value Fund - Retail Class                      86.61%      7,161,630
--------------------------------------------------------------------------------

 NATIONAL FINANCIAL SERVICES LLC
 FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS
 PO BOX 770001
 CINCINNATI, OH 45277

                                                        PERCENT OF
 FUND                                                    HOLDINGS      SHARES
================================================================================
 Mid-Cap Growth Fund - Retail Class                        5.39%        141,945
--------------------------------------------------------------------------------
 Mid-Cap Value Fund - Retail Class                         6.04%         83,968
--------------------------------------------------------------------------------

 JAMES S. MCDONNELL FOUNDATION
 1034 SOUTH BRENTWOOD BOULEVARD, SUITE 1860
 ST. LOUIS, MO 63117

                                                        PERCENT OF
 FUND                                                    HOLDINGS      SHARES
================================================================================
 International Equity Fund - Institutional Class           9.42%      4,371,661
--------------------------------------------------------------------------------

 COMMUNITY FUNDS, INC.
 2 PARK AVENUE
 NEW YORK, NY 10016

                                                        PERCENT OF
 FUND                                                    HOLDINGS      SHARES
================================================================================
 Growth Equity Fund - Institutional Class                 22.27%      3,706,645
--------------------------------------------------------------------------------
 Growth & Income Fund - Institutional Class                6.36%      4,839,839
--------------------------------------------------------------------------------
 Bond Fund - Institutional Class                           5.68%      4,808,895
--------------------------------------------------------------------------------


       Institutional Mutual Funds o STATEMENT OF ADDITIONAL INFORMATION [ B-17 ]

  INTERNATIONAL CENTRE FOR DIARRHOEAL
  DISEASE RESEARCH, BANGLADESH/
  CENTRE FOR HEALTH & POPULATION
  RESEARCH ENDOWMENT FUND
  10630 LITTLE PATUXENT PARKWAY
  CENTURY PLAZA, SUITE 126
  COLUMBIA, MD 21044

                                                        PERCENT OF
 FUND                                                    HOLDINGS      SHARES
================================================================================
 Social Choice Equity Fund - Institutional Class           6.70%        456,432
--------------------------------------------------------------------------------

 FLEET NATIONAL BANK
 SWAMI KALRA NYUT37402B
 159 E MAIN STREET
 ROCHESTER, NY 14638

                                                        PERCENT OF
 FUND                                                    HOLDINGS      SHARES
================================================================================
 Social Choice Equity Fund - Institutional Class          15.11%      1,029,011
--------------------------------------------------------------------------------

 KENTUCKY FOUNDATION FOR WOMEN
 1215 HEYBURN BUILDING-322 WEST BROADWAY
 LOUISVILLE, KY 40202

                                                        PERCENT OF
 FUND                                                    HOLDINGS      SHARES
================================================================================
 Social Choice Equity Fund - Institutional Class          11.22%        764,295
--------------------------------------------------------------------------------

 THE DANFORTH FOUNDATION
 211 NORTH BROADWAY SUITE 2390
 ST. LOUIS, MO 63102

                                                        PERCENT OF
 FUND                                                    HOLDINGS      SHARES
================================================================================
 Equity Index Fund - Institutional Class                   5.10%      3,733,411
--------------------------------------------------------------------------------
 Bond Fund - Institutional Class                           9.54%      6,238,340
--------------------------------------------------------------------------------
 Money Market Fund - Institutional Class                  11.45%     12,743,000
--------------------------------------------------------------------------------

 GEMOLOGICAL INSTITUTE OF AMERICA
 5345 ARMADA DRIVE
 CARLSBAD, CA 92008

                                                        PERCENT OF
 FUND                                                    HOLDINGS      SHARES
================================================================================
 S&P 500 Index Fund - Institutional Class                 17.80%      1,354,665
--------------------------------------------------------------------------------

 UNIVERSITY OF CINCINNATI
 PO BOX 19970
 CINCINNATI, OH 45219-0970

                                                        PERCENT OF
 FUND                                                    HOLDINGS      SHARES
================================================================================
 Large-Cap Value Fund - Institutional Class                6.35%        100,485
--------------------------------------------------------------------------------
 Mid-Cap Value Fund - Institutional Class                 25.44%         98,727
--------------------------------------------------------------------------------

 ARKANSAS STATE UNIVERSITY
 PO BOX 1990
 STATE UNIVERSITY, AR 72467

                                                        PERCENT OF
 FUND                                                    HOLDINGS      SHARES
================================================================================
 Mid-Cap Growth Fund - Institutional Class                14.42%         25,289
--------------------------------------------------------------------------------
 Mid-Cap Value Fund - Institutional Class                  7.14%         27,715
--------------------------------------------------------------------------------

 SPARKS HEALTH SYSTEM
 PO BOX 17030
 FORT SMITH, AR 72917-7006

                                                        PERCENT OF
 FUND                                                    HOLDINGS      SHARES
================================================================================
 Mid-Cap Growth Fund - Institutional Class                 9.84%         17,252
--------------------------------------------------------------------------------

 WILLIAM J. MCDONOUGH
 825 FIFTH AVENUE
 NEW YORK, NY 10021

                                                        PERCENT OF
 FUND                                                    HOLDINGS      SHARES
================================================================================
 Mid-Cap Growth Fund - Institutional Class                 6.47%         11,345
--------------------------------------------------------------------------------

 IVAN GEORGE SMITH
 701 E 8TH STREET
 HOUSTON, TX 77007

                                                        PERCENT OF
 FUND                                                    HOLDINGS      SHARES
================================================================================
 Mid-Cap Growth Fund - Institutional Class                 5.83%         10,221
--------------------------------------------------------------------------------

 JOHN WALTER SHEFFIELD, JR.
 4570 TALL PINES DRIVE NW

 ATLANTA, GA 30327

                                                        PERCENT OF
 FUND                                                    HOLDINGS      SHARES
================================================================================
 Mid-Cap Growth Fund - Institutional Class                 5.59%          9,805
--------------------------------------------------------------------------------

 OPTICAL GAGING PRODUCTS
 850 HUDSON AVENUE
 ROCHESTER, NY 14621-4896

                                                        PERCENT OF
 FUND                                                    HOLDINGS      SHARES
================================================================================
 Small-Cap Equity Fund - Institutional Class               7.36%        170,476
--------------------------------------------------------------------------------

 THE SEVEN HILLS SCHOOL
 5400 RED BANK ROAD
 CINCINNATI, OH 45227

                                                        PERCENT OF
 FUND                                                    HOLDINGS      SHARES
================================================================================
 Small-Cap Equity Fund - Institutional Class               5.01%        116,046
--------------------------------------------------------------------------------

 UNA J. WALKER
 5604 NE ISSLER STREET
 VANCOUVER, WA 98661

                                                        PERCENT OF
 FUND                                                    HOLDINGS      SHARES
================================================================================
 Mid-Cap Value Index Fund - Retirement Class              28.87%            550
--------------------------------------------------------------------------------

 JAMES A. WAKEMAN
 20011 SE 14TH STREET
 CAMAS, WA 98607

                                                        PERCENT OF
 FUND                                                    HOLDINGS      SHARES
================================================================================
 Small-Cap Value Index Fund - Retirement Class            29.70%            344
--------------------------------------------------------------------------------

 ALLISON DURHMAN SHULTZ
 2519 NE 145TH CIRCLE
 VANCOUVER, WA 98686

                                                        PERCENT OF
 FUND                                                    HOLDINGS      SHARES
================================================================================
 Small-Cap Growth Index Fund - Retirement Class            8.40%            393
--------------------------------------------------------------------------------

 JUDITH SCOVIL
 10624 NE 94TH AVENUE
 VANCOUVER, WA 98662

                                                        PERCENT OF
 FUND                                                    HOLDINGS      SHARES
================================================================================
 Small-Cap Growth Index Fund - Retirement Class            9.57%            447
--------------------------------------------------------------------------------


[ B-18 ] STATEMENT OF ADDITIONAL INFORMATION o Institutional Mutual Funds

 DAVID A. SANTEFORD
 811 NW 78TH STREET
 VANCOUVER, WA 98665

                                                        PERCENT OF
 FUND                                                    HOLDINGS      SHARES
================================================================================
 Large-Cap Growth Index Fund - Retirement Class            9.21%            684
--------------------------------------------------------------------------------

 CAROLYN J. NICHOLSON
 6586 OASIS DRIVE
 LOVELAND, OH 45140

                                                        PERCENT OF
 FUND                                                    HOLDINGS      SHARES
================================================================================
 Mid-Cap Blend Index Fund                                  5.65%          1,282
--------------------------------------------------------------------------------

 DONNA L. MICHALEK
 806 NE 160TH AVENUE
 VANCOUVER, WA 98684

                                                        PERCENT OF
 FUND                                                    HOLDINGS      SHARES
================================================================================
 Small-Cap Value Index Fund                                9.76%            113
--------------------------------------------------------------------------------

 LEONARD J. LIND
 8 HERITAGE ROAD
 CINCINNATI, OH 45241

                                                        PERCENT OF
 FUND                                                    HOLDINGS      SHARES
================================================================================
 Small-Cap Blend Index Fund - Retirement Class            10.50%          1,417
--------------------------------------------------------------------------------
 Mid-Cap Blend Index Fund - Retirement Class               6.24%          1,417
--------------------------------------------------------------------------------

 CAROLYN G. HOLLAND
 7254 MALLARD DRIVE
 WEST CHESTER, OH 45069

                                                        PERCENT OF
 FUND                                                    HOLDINGS      SHARES
================================================================================
 Small-Cap Blend Index Fund - Retirement Class            13.59%          1,834
--------------------------------------------------------------------------------

 JOYCE A. HIATT
 11408 NW 28TH STREET
 VANCOUVER, WA 98685

                                                        PERCENT OF
 FUND                                                    HOLDINGS      SHARES
================================================================================
 Mid-Cap Value Index Fund - Retirement Class              17.28%            329
--------------------------------------------------------------------------------

 LYNN R. HALSEY
 15804 NE 30TH AVENUE
 VANCOUVER, WA 98686

                                                        PERCENT OF
 FUND                                                    HOLDINGS      SHARES
================================================================================
 Mid-Cap Value Index Fund - Retirement Class              23.32%            444
--------------------------------------------------------------------------------

 RONALD L. GOLSON
 14416 NE 29TH STREET
 VANCOUVER, WA 98686

                                                        PERCENT OF
 FUND                                                    HOLDINGS      SHARES
================================================================================
 Small-Cap Growth Index Fund - Retirement Class           20.99%            982
--------------------------------------------------------------------------------
 Mid-Cap Growth Index Fund - Retirement Class              8.34%          1,166
--------------------------------------------------------------------------------
 Small-Cap Blend Index Fund - Retirement Class             7.50%          1,012
--------------------------------------------------------------------------------

 ELEANOR J. CANOS
 1362 PENNSBURY DRIVE
 CINCINNATI, OH 45238

                                                        PERCENT OF
 FUND                                                    HOLDINGS      SHARES
================================================================================
 Mid-Cap Blend Index Fund - Retirement Class              32.86%          7,456
--------------------------------------------------------------------------------
 Small-Cap Blend Index Fund - Retirement Class            27.87%          3,761
--------------------------------------------------------------------------------

 JAN E. ALLEN
 12912 NE 93RD AVENUE
 VANCOUVER, WA 98662

                                                        PERCENT OF
 FUND                                                    HOLDINGS      SHARES
================================================================================
 Mid-Cap Growth Index Fund - Retirement Class              6.54%            915
--------------------------------------------------------------------------------

 LESLIE A. UYEJI
 PO BOX 2927
 VANCOUVER, WA 98668

                                                        PERCENT OF
 FUND                                                    HOLDINGS      SHARES
================================================================================
 Large-Cap Value Index Fund - Retirement Class            62.37%          2,853
--------------------------------------------------------------------------------
 Mid-Cap Growth Index Fund - Retirement Class             22.73%          3,180
--------------------------------------------------------------------------------
 Small-Cap Growth Index Fund - Retirement Class           29.53%          1,381
--------------------------------------------------------------------------------

 JOHN DALE HOEFS
 39106 SE 37TH STREET
 WASHOUGAL, WA 98671

                                                        PERCENT OF
 FUND                                                    HOLDINGS      SHARES
================================================================================
 Large-Cap Growth Index Fund - Retirement Class           43.52%          3,237
--------------------------------------------------------------------------------

 ROBERT F. GADOTTI
 29866 GADOTTI DRIVE
 SCAPPOOSE, OR 97056

                                                        PERCENT OF
 FUND                                                    HOLDINGS      SHARES
================================================================================
 Mid-Cap Blend Index - Retirement Class                   14.82%          3,363
--------------------------------------------------------------------------------

 JUNE ILENE BERRY
 3914 NE 55TH STREET
 VANCOUVER, WA 98661

                                                        PERCENT OF
 FUND                                                    HOLDINGS      SHARES
================================================================================
 Mid-Cap Blend Index Fund - Retirement Class              13.82%          3,135
--------------------------------------------------------------------------------
 Mid-Cap Growth Index Fund - Retirement Class             21.54%          3,014
--------------------------------------------------------------------------------

 CLIFFORD R. PRICE
 22802 NE 169TH STREET
 BRUSH PRAIRIE, WA 98606

                                                        PERCENT OF
 FUND                                                    HOLDINGS      SHARES
================================================================================
 Large-Cap Growth Index Fund - Retirement Class           24.49%          1,822
--------------------------------------------------------------------------------
 Mid-Cap Growth Index Fund - Retirement Class             13.20%          1,847
--------------------------------------------------------------------------------

 KATE KILLEBREW
 2505 ELFEGO ROAD
 ALBUQUERQUE, NM 87107

                                                        PERCENT OF
 FUND                                                    HOLDINGS      SHARES
================================================================================
 Social Choice Equity - Retirement Class                   7.41%        119,731
--------------------------------------------------------------------------------

 DIANE S. PRICE
 22802 NE 169TH STREET
 BRUSH PRAIRIE, WA 98606

                                                        PERCENT OF
 FUND                                                    HOLDINGS      SHARES
================================================================================
 Large-Cap Value Index Fund - Retirement Class            32.78%          1,500
--------------------------------------------------------------------------------
 Large-Cap Growth Index Fund - Retirement Class            7.61%            566
--------------------------------------------------------------------------------
 Mid-Cap Growth Index Fund - Retirement Class              5.53%            774
--------------------------------------------------------------------------------


       Institutional Mutual Funds o STATEMENT OF ADDITIONAL INFORMATION [ B-19 ]

 RENEE A. DAVIS
 6685 MORGANS RUN ROAD
 LOVELAND, OH 45140

                                                        PERCENT OF
 FUND                                                    HOLDINGS      SHARES
================================================================================
 Mid-Cap Blend Index Fund - Retirement Class              12.77%          2,897
--------------------------------------------------------------------------------
 Small-Cap Blend Index Fund - Retirement Class            13.02%          1,757
--------------------------------------------------------------------------------

 PREMA VENKATESWARAN
 1204 HIDDEN WOOD PLACE
 CINCINNATI, OH 45208

                                                        PERCENT OF
 FUND                                                    HOLDINGS      SHARES
================================================================================
 Small-Cap Blend Index Fund - Retirement Class             7.01%            946
--------------------------------------------------------------------------------

 LINDA L. WALISER
 204 SE 101ST AVENUE
 VANCOUVER, WA 98664

                                                        PERCENT OF
 FUND                                                    HOLDINGS      SHARES
================================================================================
 Small-Cap Value Index Fund - Retirement Class            57.99%            672
--------------------------------------------------------------------------------
 Mid-Cap Value Index Fund - Retirement Class              23.57%            449
--------------------------------------------------------------------------------
 Small-Cap Growth Index Fund - Retirement Class           14.42%            674
--------------------------------------------------------------------------------
 Small-Cap Blend Index Fund - Retirement Class             5.06%            683
--------------------------------------------------------------------------------

 ROBERT ASHLEY COMBS
 13208 NE 83RD STREET
 VANCOUVER, WA 98682

                                                        PERCENT OF
 FUND                                                    HOLDINGS      SHARES
================================================================================
 Small-Cap Growth Index Fund - Retirement Class           15.59%            729
--------------------------------------------------------------------------------
 Large-Cap Growth Index Fund - Retirement Class            7.32%            544
--------------------------------------------------------------------------------


 TIAA-CREF INDIVIDUAL & INSTITUTIONAL SERVICES, INC.(6)
 FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS
 730 THIRD AVENUE
 NEW YORK, NY 10017

                                                        PERCENT OF
 FUND                                                    HOLDINGS      SHARES
================================================================================
 Growth & Income Fund - Retirement Class                 100.00%      1,979,802
--------------------------------------------------------------------------------
 International Equity Fund - Retirement Class            100.00%      2,664,116
--------------------------------------------------------------------------------
 Large-Cap Value Fund - Retirement Class                 100.00%      1,960,321
--------------------------------------------------------------------------------
 Mid-Cap Value Fund - Retirement Class                   100.00%      2,493,903
--------------------------------------------------------------------------------
 Mid-Cap Growth Fund - Retirement Class                  100.00%      3,470,090
--------------------------------------------------------------------------------
 Small-Cap Equity Fund - Retirement Class                100.00%      4,226,442
--------------------------------------------------------------------------------
 Real Estate Securities Fund - Retirement Class           99.54%      2,489,287
--------------------------------------------------------------------------------
 Social Choice Equity Fund - Retirement Class            100.00%      1,618,261
--------------------------------------------------------------------------------
 S&P 500 Index Fund - Retirement Class                   100.00%      1,874,351
--------------------------------------------------------------------------------
 Large-Cap Growth Index Fund - Retirement Class           42.58%          8,750
--------------------------------------------------------------------------------
 Large-Cap Value Index Fund - Retirement Class            30.34%          4,579
--------------------------------------------------------------------------------
 Mid-Cap Growth Index Fund - Retirement Class             58.29%         15,932
--------------------------------------------------------------------------------
 Mid-Cap Value Index Fund - Retirement Class              15.92%          1,980
--------------------------------------------------------------------------------
 Mid-Cap Blend Index Fund - Retirement Class              69.29%         23,374
--------------------------------------------------------------------------------
 Small-Cap Growth Index Fund - Retirement Class           30.69%          4,680
--------------------------------------------------------------------------------
 Small-Cap Value Index Fund - Retirement Class            10.34%          1,257
--------------------------------------------------------------------------------
 Small-Cap Blend Index Fund - Retirement Class            56.38%         13,500
--------------------------------------------------------------------------------


----------
(1)  Held for the benefit of customers of TIAA-CREF Trust Company, FSB.

(2)  Held for the benefit of the shareholder by:

     SEI Private Trust Company
     One Freedom Valley Drive
     Oaks, PA 19456

(3) The Trust Company, a federal savings bank, holds these shares in a fiduciary capacity for its clients. The Trust Company has investment discretion over these shares.

(4)  Held for the benefit of customers of each State's 529 plan.

(5) TIAA, a New York State chartered insurance company, holds these shares in exchange for providing the initial seed capital to these Funds.

(6) Held for the benefit of customers of TIAA-CREF Individual & Institutional Services, Inc.

     The current trustees and officers of the Fund, as a group, beneficially own less than 1% of the shares of each class of each Fund.

     Any person owning more than 25% of each Fund's shares may be considered a "controlling person" of that Fund. A controlling person's vote could have a more significant effect on matters presented to shareholders for approval than the vote of other Fund shareholders.


[ B-20 ] STATEMENT OF ADDITIONAL INFORMATION o Institutional Mutual Funds

INVESTMENT ADVISORY AND OTHER SERVICES

As explained in the Prospectus, investment advisory and related services for each of the Funds are provided by personnel of Advisors. Advisors manages the investment and reinvestment of the assets of each Fund, subject to the direction and control of the Finance Committee of the Board of Trustees.

     TIAA, an insurance company, holds all of the shares of TIAA-CREF Enterprises, Inc. ("Enterprises"), which in turn holds all of the shares of Advisors and of Teachers Personal Investors Services, Inc. ("TPIS"), the principal underwriter for the TIAA-CREF Institutional Mutual Funds. TIAA also holds all the shares of TIAA-CREF Individual & Institutional Services, Inc. ("Services") and TIAA-CREF Investment Management, LLC ("Investment Management"). Services acts as the principal underwriter, and Investment Management provides investment advisory services, to CREF, a companion organization to TIAA. All of the foregoing are affiliates of the TIAA-CREF Institutional Mutual Funds and Advisors.

     Investment management fees are payable monthly to Advisors. They are calculated as a percentage of the average value of the net assets each day for each Fund, and are accrued daily proportionately at 1/365th (1/366th in a leap year) of the rates set forth in the Prospectus. Prior to October 1, 2002, under the investment management agreement between the TIAA-CREF Institutional Mutual Funds and Advisors, Advisors had agreed to waive a portion of the investment management fees payable to Advisors for services it provided under the investment management agreement.

     Furthermore, as disclosed in the Prospectus, Advisors has agreed to reimburse the Funds for non-investment management fee expenses of the Funds that exceed certain amounts, as stated in the Prospectus.

     The table below reflects, for the fiscal years ended September 30, 2001, 2002 and 2003, for the seven original Funds first offered publicly on July 1, 1999 (the Growth Equity Fund, Growth & Income Fund, International Equity Fund, Equity Index Fund, Social Choice Equity Fund, Bond Fund and Money Market Fund) and, for the fiscal years or period ended September 30, 2002 and 2003, the sixteen remaining Funds first offered publicly on October 1, 2002 (i) the total dollar amount of investment management fees for each Fund, (ii) the amount of the waiver of the portion of the investment management fee attributable to each Fund, and (iii) the net investment management fees for each Fund after such waivers.

                                              GROSS                            WAIVED                                   NET
====================================================================================================================================
                                FISCAL      FISCAL      FISCAL     FISCAL     FISCAL     FISCAL       FISCAL     FISCAL     FISCAL
                                 YEAR        YEAR        YEAR       YEAR       YEAR       YEAR         YEAR       YEAR       YEAR
                                 ENDED       ENDED       ENDED      ENDED      ENDED      ENDED        ENDED      ENDED      ENDED
                               SEPT. 30,   SEPT. 30,   SEPT. 30,  SEPT. 30,  SEPT. 30,  SEPT. 30,    SEPT. 30,  SEPT. 30,  SEPT. 30,
                                 2003        2002        2001       2003       2002       2001         2003       2002       2001
====================================================================================================================================
 Growth Equity Fund            $138,747    $671,063   $333,725       NA      $204,236   $101,568     $138,747   $466,827   $232,157
------------------------------------------------------------------------------------------------------------------------------------
 Growth & Income Fund          $374,209    $787,576   $282,856       NA      $239,697    $86,087     $374,209   $547,879   $196,769
------------------------------------------------------------------------------------------------------------------------------------
 International Equity Fund     $254,284    $512,578   $272,038       NA      $170,869    $90,679     $254,284   $341,709   $181,359
------------------------------------------------------------------------------------------------------------------------------------
 Large-Cap Value Fund           $47,044      $1,152*        NA       NA           NA*         NA      $47,044     $1,152*        NA
------------------------------------------------------------------------------------------------------------------------------------
 Mid-Cap Growth Fund            $18,610        $574*        NA       NA           NA*         NA      $18,610       $574*        NA
------------------------------------------------------------------------------------------------------------------------------------
 Mid-Cap Value Fund             $13,712        $567*        NA       NA           NA*         NA      $13,712       $567*        NA
------------------------------------------------------------------------------------------------------------------------------------
 Small-Cap Equity Fund          $32,368      $1,144*        NA       NA           NA*         NA      $32,368     $1,144*        NA
------------------------------------------------------------------------------------------------------------------------------------
 Large-Cap Growth Index Fund    $26,748      $1,902*        NA       NA           NA*         NA      $26,748     $1,902*        NA
------------------------------------------------------------------------------------------------------------------------------------
 Large-Cap Value Index Fund     $35,396      $1,745*        NA       NA           NA*         NA      $35,396     $1,745*        NA
------------------------------------------------------------------------------------------------------------------------------------
 Equity Index Fund             $437,390    $534,490   $138,133       NA      $207,857    $53,718     $437,390   $326,633    $84,415
------------------------------------------------------------------------------------------------------------------------------------
 S&P 500 Index Fund             $26,863      $1,320*        NA       NA           NA*         NA      $26,863     $1,320*        NA
------------------------------------------------------------------------------------------------------------------------------------
 Mid-Cap Growth Index Fund      $10,355        $695*        NA       NA           NA*         NA      $10,355       $695*        NA
------------------------------------------------------------------------------------------------------------------------------------
 Mid-Cap Value Index Fund       $10,314        $694*        NA       NA           NA*         NA      $10,314       $694*        NA
------------------------------------------------------------------------------------------------------------------------------------
 Mid-Cap Blend Index Fund       $13,346        $784*        NA       NA           NA*         NA      $13,346       $784*        NA
------------------------------------------------------------------------------------------------------------------------------------
 Small-Cap Growth Index Fund    $21,186      $1,409*        NA       NA           NA*         NA      $21,186     $1,409*        NA
------------------------------------------------------------------------------------------------------------------------------------
 Small-Cap Value Index Fund     $18,711      $1,264*        NA       NA           NA*         NA      $18,711     $1,264*        NA
------------------------------------------------------------------------------------------------------------------------------------
 Small-Cap Blend Index Fund     $28,906      $1,207*        NA       NA           NA*         NA      $28,906     $1,207*        NA
------------------------------------------------------------------------------------------------------------------------------------
 International Equity
   Index Fund                   $21,987      $1,431*        NA       NA           NA*         NA      $21,987     $1,431*        NA
------------------------------------------------------------------------------------------------------------------------------------
 Real Estate Securities Fund    $70,253      $1,321*        NA       NA           NA*         NA      $70,253     $1,321*        NA
------------------------------------------------------------------------------------------------------------------------------------
 Social Choice Equity Fund      $20,111     $67,013    $53,985       NA       $24,689    $19,889      $20,111    $42,324    $34,096
------------------------------------------------------------------------------------------------------------------------------------
 Bond Fund                   $1,030,327  $1,223,317   $411,567       NA      $339,814   $114,324   $1,030,327   $883,503   $297,243
------------------------------------------------------------------------------------------------------------------------------------
 Inflation-Linked Bond Fund    $127,916      $1,469*        NA       NA           NA*         NA     $127,916     $1,469*        NA
------------------------------------------------------------------------------------------------------------------------------------
 Money Market Fund              $70,790    $263,420    $46,735       NA       $87,807   *$15,578      $70,790   $175,613    $25,496
------------------------------------------------------------------------------------------------------------------------------------

----------
* For the period September 4, 2002
  (Commencement of operations) to September 30, 2002

       Institutional Mutual Funds o STATEMENT OF ADDITIONAL INFORMATION [ B-21 ]

SERVICE AGREEMENT

In 2002, the TIAA-CREF Institutional Mutual Funds entered into a Service Agreement ("Service Agreement") with Advisors, whereby Advisors has agreed to provide or arrange for the provision of a variety of services for the ordinary operation of the TIAA-CREF Institutional Mutual Funds, including, but not limited to, transfer agency, accounting and administrative services.

     Specific transfer agency services include: (1) receiving orders for the purchase of Fund shares, issuing shares upon receipt of such orders, and recording the issuance of shares; (2) receiving redemption requests; (3) effecting transfers of shares; (4) preparing and transmitting payments for dividends and distributions; (5) maintaining records for shareholder accounts;
(6) maintaining shareholder relations, including preparing necessary reports and other information and services; (7) performing shareholder services funded by any shareholder service plan; and (8) performing any other customary services of a transfer agent or dividend-disbursing agent for a registered investment company.

     Specific accounting services include: (1) monitoring expenses and preparation and updating expense budgets; (2) preparing and filing Forms N-SAR;
(3) preparing financial information for meetings of the Board of Trustees; (4) calculating the net asset value of each Fund and the net asset value per share of each class of shares; (5) calculating total return and other statistical information; (6) calculating dividend amounts available for distribution and notifying transfer agent of authorized dividend rates; (7) preparing financial statements; (8) monitoring portfolio activity; (9) determining the allocation of invoices among Funds and authorizing payment of expenses; (10) maintaining accounting records for each Fund and making appropriate representations in conjunction with audits; (11) preparing federal, state and local tax returns and reports; (12) coordinating review and approval of dividends by management and auditors and portfolio listings to be included in financial statements; and (13) performing any other customary accounting services for a registered investment company.

     Specific administrative services include: (1) preparing materials and minutes for meetings of Board of Trustees, including assistance in presentations to Board of Trustees; (2) providing regulatory compliance advice to the distributor and the Funds regarding sales literature and marketing plans; (3) monitoring portfolio activity; (4) preparing responses to performance questionnaires; (5) preparing semi-annual and annual shareholder reports, and coordinating auditor and management review; (6) filing notices with state securities regulators regarding sales of Fund shares; (7) developing and implementing procedures to monitor and test compliance with regulatory requirements and with Fund investment objective, policies and restrictions; (8) approving dividend rates, distributions, and tax positions; (9) coordinating activities of other service providers; (10) coordinating, preparing, filing and printing of registration statements for the TIAA-CREF Institutional Mutual Funds; (11) preparing management letter and coordinating production of Management Discussion and Analysis with respect to the preparation and printing of shareholder reports; (12) reviewing tax returns; (13) creating and maintaining business records; and (14) performing any other customary administrative services for a registered investment company.

     For the services rendered, the facilities furnished and expenses assumed by Advisors, the Fund pays Advisors at the end of each calendar month a fee for each Fund calculated as a percentage of the daily net assets of the Fund. The annual rates, as well as the fees paid for the fiscal year ended September 30, 2003, are set forth in the table below:


                                                    SERVICE FEES FOR FISCAL YEAR
 NAME OF FUND                  SERVICES FEE RATE        ENDED SEPTEMBER 30, 2003
================================================================================
 GROWTH EQUITY FUND
--------------------------------------------------------------------------------
      Institutional Class            0.04%                     $ 69,373
--------------------------------------------------------------------------------
 GROWTH & INCOME FUND
--------------------------------------------------------------------------------
      Retirement Class               0.34%                     $  6,580
--------------------------------------------------------------------------------
      Institutional Class            0.04%                     $186,320
--------------------------------------------------------------------------------
 INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------
      Retirement Class               0.34%                     $  7,265
--------------------------------------------------------------------------------
      Institutional Class            0.03%                     $ 84,110
--------------------------------------------------------------------------------
 LARGE-CAP VALUE FUND
--------------------------------------------------------------------------------
      Retirement Class               0.34%                     $  7,418
--------------------------------------------------------------------------------
      Institutional Class            0.04%                     $  2,427
--------------------------------------------------------------------------------
      Retail Class                   0.33%                     $166,734
--------------------------------------------------------------------------------
 MID-CAP GROWTH FUND
--------------------------------------------------------------------------------
      Retirement Class               0.34%                     $ 21,425
--------------------------------------------------------------------------------
      Institutional Class            0.04%                     $    303
--------------------------------------------------------------------------------
      Retail Class                   0.33%                     $ 53,304
--------------------------------------------------------------------------------
 MID-CAP VALUE FUND
--------------------------------------------------------------------------------
      Retirement Class               0.34%                     $ 11,764
--------------------------------------------------------------------------------
      Institutional Class            0.04%                     $    639
--------------------------------------------------------------------------------
      Retail Class                   0.33%                     $ 39,771
--------------------------------------------------------------------------------
 SMALL-CAP EQUITY FUND
--------------------------------------------------------------------------------
      Retirement Class               0.34%                     $ 18,945
--------------------------------------------------------------------------------
      Institutional Class            0.04%                     $  2,854
--------------------------------------------------------------------------------
      Retail Class                   0.19%                     $ 52,660
--------------------------------------------------------------------------------
 LARGE-CAP GROWTH INDEX FUND
--------------------------------------------------------------------------------
      Retirement Class               0.34%                     $    392
--------------------------------------------------------------------------------
      Institutional Class            0.02%                     $ 13,348
--------------------------------------------------------------------------------
 LARGE-CAP VALUE INDEX FUND
--------------------------------------------------------------------------------
      Retirement Class               0.34%                     $    355
--------------------------------------------------------------------------------
      Institutional Class            0.02%                     $ 17,673
--------------------------------------------------------------------------------
 EQUITY INDEX FUND
--------------------------------------------------------------------------------
      Institutional Class            0.02%                     $218,675
--------------------------------------------------------------------------------
 S&P 500 INDEX FUND
--------------------------------------------------------------------------------
      Retirement Class               0.34%                     $ 11,079
--------------------------------------------------------------------------------
      Institutional Class            0.02%                     $ 12,766
--------------------------------------------------------------------------------
 MID-CAP GROWTH INDEX FUND
--------------------------------------------------------------------------------
      Retirement Class               0.34%                     $    479
--------------------------------------------------------------------------------
      Institutional Class            0.02%                     $  5,146
--------------------------------------------------------------------------------
 MID-CAP VALUE INDEX FUND
--------------------------------------------------------------------------------
      Retirement Class               0.34%                     $    335
--------------------------------------------------------------------------------
      Institutional Class            0.02%                     $  5,134
--------------------------------------------------------------------------------
 MID-CAP BLEND INDEX FUND
--------------------------------------------------------------------------------
      Retirement Class               0.34%                     $    435
--------------------------------------------------------------------------------
      Institutional Class            0.02%                     $  6,644
--------------------------------------------------------------------------------
 SMALL-CAP GROWTH INDEX FUND
--------------------------------------------------------------------------------
      Retirement Class               0.34%                     $    372
--------------------------------------------------------------------------------
      Institutional Class            0.02%                     $ 10,568
--------------------------------------------------------------------------------
 SMALL-CAP VALUE INDEX FUND
--------------------------------------------------------------------------------
      Retirement Class               0.34%                     $    325
--------------------------------------------------------------------------------
      Institutional Class            0.02%                     $  9,333
--------------------------------------------------------------------------------


[ B-22 ] STATEMENT OF ADDITIONAL INFORMATION o Institutional Mutual Funds

                                                    SERVICE FEES FOR FISCAL YEAR
 NAME OF FUND                  SERVICES FEE RATE        ENDED SEPTEMBER 30, 2003
================================================================================
  SMALL-CAP BLEND INDEX FUND
--------------------------------------------------------------------------------
      Retirement Class               0.34%                     $    348
--------------------------------------------------------------------------------
      Institutional Class            0.02%                     $ 14,429
--------------------------------------------------------------------------------
  INTERNATIONAL EQUITY INDEX FUND
--------------------------------------------------------------------------------
      Retirement Class               0.34%                     $    306
--------------------------------------------------------------------------------
      Institutional Class            0.03%                     $ 13,522
--------------------------------------------------------------------------------
  SOCIAL CHOICE EQUITY FUND
--------------------------------------------------------------------------------
      Retirement Class               0.34%                     $  6,544
--------------------------------------------------------------------------------
      Institutional Class            0.02%                     $  9,664
--------------------------------------------------------------------------------
  REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------
      Retirement Class               0.34%                     $ 11,792
--------------------------------------------------------------------------------
      Institutional Class            0.04%                     $ 17,531
--------------------------------------------------------------------------------
      Retail Class                   0.33%                     $101,419
--------------------------------------------------------------------------------
  BOND FUND
--------------------------------------------------------------------------------
      Institutional Class            0.04%                     $515,164
--------------------------------------------------------------------------------
  INFLATION-LINKED BOND FUND
--------------------------------------------------------------------------------
      Institutional Class            0.03%                     $ 34,243
--------------------------------------------------------------------------------
      Retail Class                   0.18%                     $ 50,368
--------------------------------------------------------------------------------
  MONEY MARKET FUND
--------------------------------------------------------------------------------
      Institutional Class            0.03%                     $ 53,091
--------------------------------------------------------------------------------

     The Service Agreement fee is accrued daily at 1/365th of the applicable annual rate set forth in the above table.

     The Service Agreement will continue in effect from year to year so long as such continuance is specifically approved for the Fund at least annually by the Board of Trustees, or by the vote of a majority of the outstanding votes attributable to the shares of such Fund. The Service Agreement provides that it may be terminated without penalty, by the Board of Trustees or by vote of a majority of the outstanding votes attributable to the shares of the applicable Fund, or by Advisors, in each case on sixty (60) days' written notice to the other party. The Service Agreement may also be amended as to each Fund by the parties only if such amendment is specifically approved by the Board of Trustees, or by the vote of a majority of the outstanding votes attributable to the shares of such Fund.

UNDERWRITERS

TPIS, 730 Third Avenue, New York, NY 10017-3206, may be considered the "principal underwriter" for the TIAA-CREF Institutional Mutual Funds. TIAA holds all of the shares of Enterprises, which in turn holds all the shares of Advisors and of TPIS. Shares of the TIAA-CREF Institutional Mutual Funds are offered on a continuous basis with no sales load. Pursuant to a Distribution Agreement with the TIAA-CREF Institutional Mutual Funds, TPIS has the right to distribute shares of the TIAA-CREF Institutional Mutual Funds from year to year subject to approval by the Board of Trustees. TPIS may enter into selling agreements with one or more broker-dealers, which may or may not be affiliated with TPIS, to provide distribution-related services to the TIAA-CREF Institutional Mutual Funds.

CUSTODIAN AND TRANSFER AGENT

JPMorgan Chase Bank ("JPMorgan"), 4 Chase MetroTech
Center, Brooklyn, NY 11245, acts as custodian for TIAA-CREF Institutional Mutual Funds. JPMorgan is responsible for the safekeeping of the Funds' portfolio securities.

     Boston Financial Data Services, Inc., 2 Heritage Drive, Quincy, MA 02171, acts as the transfer and dividend paying agent for the Funds.

INDEPENDENT AUDITORS

Ernst & Young LLP, 5 Times Square, New York, NY 10036, serves as the independent auditor of the TIAA-CREF Institutional Mutual Funds.

PERSONAL TRADING POLICY

The TIAA-CREF Institutional Mutual Funds, Advisors and TPIS have adopted codes of ethics under rule 17j-l of the 1940 Act. Under these codes, certain access persons and members of their households are limited in trading for their own accounts. While they may invest in securities that may also be purchased or held by the Funds, some transactions they make must be reported and approved, and they must send duplicates of all confirmation statements and other account reports to a special compliance unit for review.

ABOUT THE TIAA-CREF INSTITUTIONAL MUTUAL FUNDS AND THE SHARES

TIAA-CREF Institutional Mutual Funds was organized as a Delaware business trust on April 15, 1999. A copy of TIAA-CREF Institutional Mutual Funds' Certificate of Trust, dated April 15, 1999, as amended, is on file with the Office of the Secretary of State of the State of Delaware. As a Delaware business trust, the TIAA-CREF Institutional Mutual Funds' operations are governed by its Declaration of Trust. Upon the initial purchase of shares of beneficial interest in TIAA-CREF Institutional Mutual Funds, each shareholder agrees to be bound by the Declaration of Trust, as amended from time to time.

CLASS STRUCTURE

The TIAA-CREF Institutional Mutual Funds offers three classes of shares (Retirement Class, Institutional Class and Retail Class), which have the distribution and service fee arrangements described below. A Fund may not offer all classes of shares.

     RETIREMENT CLASS SHARES. Retirement Class shares of the Funds are offered exclusively through accounts established by employees with Services in connection with certain employee benefit plans, such as 401(a) (including 401(k) and Keogh plans), 403(b) and 457 plans. Retirement Class shares are also offered through custody accounts established by individuals with Services as Individual Retirement Accounts ("IRAs"). Retirement Class shares are offered with a distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act, which is described below. In addition, Retirement Class shares are offered with a separate shareholder servicing plan providing for a shareholder service expense of up to 0.35% of the value of the average daily net assets of the Fund attributable to Retirement Class shares. For more information about the servicing plan, see "Service Agreement" on page B-22.

     INSTITUTIONAL CLASS SHARES. Institutional Class shares of the Funds are available for purchase by certain intermediaries affiliated with TIAA-CREF ("TIAA-CREF Intermediaries") or other persons, such as state-sponsored tuition savings plans, who have entered into a contract with a TIAA-CREF Intermediary that enables them to purchase Institutional Class shares, or other affiliates of TIAA-CREF who the TIAA-CREF Institutional Mutual Funds may approve from time to time. Institutional Class shares are offered without distribution plan or shareholder service plan expenses or fees. All expenses or costs of distributing or promoting the Institutional Class shares are paid by Advisors.

     RETAIL CLASS SHARES. Retail Class shares of the Funds are offered directly to the investing public. Retail Class shares are offered without distribution plan or shareholder service plan expenses or fees. All expenses or costs of distributing or promoting the Retail Class shares are paid by Advisors.


       Institutional Mutual Funds o STATEMENT OF ADDITIONAL INFORMATION [ B-23 ]

DISTRIBUTION (12b-1) PLAN

The TIAA-CREF Institutional Mutual Funds' Board of Trustees has adopted a Distribution Plan with respect to the Retirement Class shares of each Fund (the "Distribution Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Distribution Plan, each Fund reimburses TPIS for all or part of certain expenses that TPIS incurs in connection with the promotion and distribution of its Retirement Class shares. The expenses for which a Fund may reimburse TPIS under the Distribution Plan include, but are not limited to, compensation of dealers and others for the expenses of their various activities primarily intended to promote the sale of its Retirement Class shares, and for providing personal and account maintenance services to holders of Retirement Class shares and salaries and other expenses relating to the Retirement Class account servicing efforts. Reimbursements by a Fund under the Distribution Plan are calculated daily and paid monthly up to a rate or rates approved from time to time by the Board of Trustees, provided that no rate approved by the Board of Trustees for any Fund may exceed the annual rate of 0.04% of the average daily net asset value of shares of such Fund. For purposes of determining the reimbursements payable under the Distribution Plan, the NAV of the outstanding Retirement Class shares of a Fund are computed in accordance with the Declaration of Trust.

     The Distribution Plan was approved by the Retirement Class shareholders of the TIAA-CREF Institutional Mutual Funds. The Distribution Plan has also been approved by a majority of the Trustees, including a majority of the Trustees who are not interested persons of the TIAA-CREF Institutional Mutual Funds and who have no direct or indirect financial interest in the operation of the Distribution Plan (the "Independent Trustees"), by votes cast in person at meetings called for the purpose of voting on such Distribution Plan.

     Pursuant to the Distribution Plan, at least quarterly, TPIS provides the TIAA-CREF Institutional Mutual Funds with a written report of the amounts expended under the Distribution Plan and the purpose for which these expenditures were made. The trustees review these reports on a quarterly basis to determine their continued appropriateness.

     The Distribution Plan provides that it continues in effect only so long as its continuance is approved at least annually by a majority of both the trustees and the Independent Trustees. The Distribution Plan provides that it may be terminated without penalty: (a) by vote of a majority of the Independent Trustees; (b) by a vote of a majority of the votes attributable to the Fund's outstanding shares of the Retirement Class in each case on not more than sixty
(60) days' written notice to TPIS; and (c) automatically in the event of assignment. The Distribution Plan further provides that it may not be amended to increase the maximum amount of the fees for the services described therein without the approval of a majority of the votes of the outstanding shares of the Retirement Class of the TIAA-CREF Institutional Mutual Funds that have voting rights with respect to the Distribution Plan. In addition, the Distribution Plan provides that no material amendment to the Distribution Plan will, in any event, be effective unless it is approved by a majority vote of both the trustees and the Independent Trustees of the TIAA-CREF Institutional Mutual Funds. The holders of Retirement Class shares have exclusive voting rights with respect to the Distribution Plan applicable to the Retirement Class shares. In adopting the Distribution Plan, the Trustees concluded that, in their judgment, there is a reasonable likelihood that the Distribution Plan will benefit the holders of the Retirement Class shares of each Fund.

     Amounts paid to TPIS by the Retirement Class will not be used to pay the expenses incurred with respect to any other class of shares of the TIAA-CREF Institutional Mutual Funds; provided, however, that expenses attributable to the TIAA-CREF Institutional Mutual Funds as a whole will be allocated among the share classes, to the extent permitted by law, according to a formula based upon gross sales dollars or average daily net assets of each such class, as may be approved from time to time.

INDEMNIFICATION OF SHAREHOLDERS

Generally, Delaware business trust shareholders are not personally liable for obligations of the Delaware business trust under Delaware law. The Delaware Business Trust Act ("DBTA") provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of liability extended to shareholders of private for-profit corporations. The Declaration of Trust expressly provides that TIAA-CREF Institutional Mutual Funds has been organized under the DBTA and that the Declaration of Trust is to be governed by and interpreted in accordance with Delaware law. It is nevertheless possible that a Delaware business trust, such as TIAA-CREF Institutional Mutual Funds, might become a party to an action in another state whose courts refuse to apply Delaware law, in which case shareholders of the TIAA-CREF Institutional Mutual Funds could possibly be subject to personal liability.

     To guard against this risk, the Declaration of Trust (i) contains an express disclaimer of shareholder liability for acts or obligations of TIAA-CREF Institutional Mutual Funds and provides that notice of such disclaimer may be given in each agreement, obligation and instrument entered into or executed by TIAA-CREF Institutional Mutual Funds or its trustees, (ii) provides for the indemnification out of property of the TIAA-CREF Institutional Mutual Funds of any shareholders held personally liable for any obligations of TIAA-CREF Institutional Mutual Funds or any series of TIAA-CREF Institutional Mutual Funds, and (iii) provides that TIAA-CREF Institutional Mutual Funds shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of TIAA-CREF Institutional Mutual Funds and satisfy any judgment thereon. Thus, the risk of a TIAA-CREF Institutional Mutual Funds shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (1) a court refuses to apply Delaware law; (2) the liability arose under tort law or, if not, no contractual limitation of liability was in effect; and (3) TIAA-CREF Institutional Mutual Funds itself would be unable to meet its obligations. In the light of DBTA, the nature of TIAA-CREF Institutional Mutual Funds' business, and the nature of its assets, the risk of personal liability to a TIAA-CREF Institutional Mutual Funds shareholder is remote.

INDEMNIFICATION OF TRUSTEES

The Declaration of Trust further provides that TIAA-CREF Institutional Mutual Funds shall indemnify each of its Trustees and officers against liabilities and expenses reasonably incurred by them, in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such trustee or officer, directly or indirectly, by reason of being or having been a trustee or officer of TIAA-CREF Institutional Mutual Funds. The Declaration of Trust does not authorize TIAA-CREF Institutional Mutual Funds to indemnify any trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.

LIMITATION OF FUND LIABILITY

All persons dealing with a Fund must look solely to the property of that particular Fund for the enforcement of any claims against that Fund, as neither the trustees, officers, agents nor shareholders assume any personal liability for obligations entered into on behalf of a Fund or TIAA-CREF Institutional Mutual Funds. No Fund is liable for the obligations of any other Fund. Since the Funds use a combined Prospectus, however, it is possible that one Fund might become liable for a misstatement or omission in the Prospectus regarding another Fund with which its disclosure is combined. The trustees have considered this factor in approving the use of the combined Prospectus.


[ B-24 ] STATEMENT OF ADDITIONAL INFORMATION o Institutional Mutual Funds

SHAREHOLDER MEETINGS AND VOTING RIGHTS

Under the Declaration of Trust, TIAA-CREF Institutional Mutual Funds is not required to hold annual meetings to elect trustees or for other purposes. It is not anticipated that TIAA-CREF Institutional Mutual Funds will hold shareholders' meetings unless required by law or the Declaration of Trust. TIAA-CREF Institutional Mutual Funds will be required to hold a meeting to elect trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the trustees holding office were elected by the shareholders of TIAA-CREF Institutional Mutual Funds.

     Shares of TIAA-CREF Institutional Mutual Funds do not entitle their holders to cumulative voting rights, so that the holders of more than 50 percent of the net asset value represented by the outstanding shares of TIAA-CREF Institutional Mutual Funds may elect all of the trustees, in which case the holders of the remaining shares would not be able to elect any trustees. Shareholders are entitled to one vote for each dollar of net asset value (number of shares held times the net asset value of the applicable Fund).

ADDITIONAL FUNDS OR CLASSES

Pursuant to the Declaration of Trust, the trustees may establish additional Funds (technically "series" of shares) or "classes" of shares in TIAA-CREF Institutional Mutual Funds without shareholder approval. The establishment of additional Funds or classes would not affect the interests of current shareholders in the existing twenty-three Funds.

DIVIDENDS AND DISTRIBUTIONS

Each share of a Fund is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund as are declared in the discretion of the trustees. In the event of the liquidation or dissolution of TIAA-CREF Institutional Mutual Funds as a whole or any individual Fund, shares of the affected Fund are entitled to receive their proportionate share of the assets that are attributable to such shares and which are available for distribution as the trustees in their sole discretion may determine. Shareholders are not entitled to any preemptive, conversion or subscription rights. All shares, when issued, will be fully paid and non-assessable.

PRICING OF SHARES

The assets of the Funds are valued as of the close of each valuation day in the following manner:

INVESTMENTS FOR WHICH MARKET QUOTATIONS ARE READILY AVAILABLE

Investments for which market quotations are readily available are valued at the market value of such investments, determined as follows:

     Equity securities listed or traded on a national market or exchange are valued based on their sale price on such market or exchange at the close of business (usually 4:00 p.m. Eastern Time) on the date of valuation, or at the mean of the closing bid and asked prices if no sale is reported. Such an equity security may also be valued at fair value as determined in good faith by the Finance Committee of the Board of Trustees if events materially affecting its value occur between the time its price is determined and the time a Fund's net asset value is calculated.

FOREIGN INVESTMENTS

Investments traded on a foreign exchange or in foreign markets are valued at the closing values of such securities as of the date of valuation under the generally accepted valuation method in the country where traded, converted to U.S. dollars at the prevailing rates of exchange on the date of valuation. Since the trading of investments on a foreign exchange or in foreign markets is normally completed before the end of a valuation day, such valuation does not take place contemporaneously with the determination of the valuation of certain other investments held by the Fund. If events materially affecting the value of foreign investments occur between the time their share price is determined and the time when a Fund's net asset value is calculated, such investments will be valued at fair value as determined in good faith by the Finance Committee of the Board of Trustees and in accordance with the responsibilities of the Board of Trustees as a whole.

DEBT SECURITIES

Debt securities (excluding money market instruments) for which market quotations are readily available are valued based on the most recent bid price or the equivalent quoted yield for such securities (or those of comparable maturity, quality and type). These values will be derived utilizing an independent pricing service, except when we believe the prices do not accurately reflect the security's fair value.

     Values for money market instruments (other than those in the Money Market
Fund) with maturities of one year or less are valued in the same manner as debt securities stated in the preceding paragraph, or derived from a pricing matrix that has various types of money market instruments along one axis and various maturities along the other.

     All debt securities may also be valued at fair value as determined in good faith by the Finance Committee of the Board of Trustees.

SPECIAL VALUATION PROCEDURES FOR THE MONEY MARKET FUND

For the Money Market Fund, all of its assets are valued on the basis of amortized cost in an effort to maintain a constant net asset value per share of $1.00. The Board has determined that such valuation is in the best interests of the Fund and its shareholders. Under the amortized cost method of valuation, securities are valued at cost on the date of their acquisition, and thereafter a constant accretion of any discount or amortization of any premium to maturity is assumed. While this method provides certainty in valuation, it may result in periods in which value as determined by amortized cost is higher or lower than the price the Fund would receive if it sold the security. During such periods, the quoted yield to investors may differ somewhat from that obtained by a similar fund that uses available market quotations to value all of its securities.

     The Board of Trustees has established procedures reasonably designed, taking into account current market conditions and the Money Market Fund's investment objective, to stabilize the net asset value per share for purposes of sales and redemptions at $1.00. These procedures include review by the Board of Trustees, at such intervals as it deems appropriate, to determine the extent, if any, to which the net asset value per share calculated by using available market quotations deviates by more than 1/2 of one percent from $1.00 per share. In the event such deviation should exceed 1/2 of one percent, the Board of Trustees will promptly consider initiating corrective action. If the Board of Trustees believes that the extent of any deviation from a $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing shareholders, it will take such steps as it considers appropriate to eliminate or reduce these consequences to the extent reasonably practicable. Such steps may include: (1) selling securities prior to maturity; (2) shortening the average maturity of the Fund; (3) withholding or reducing dividends; or (4) utilizing a net asset value per share determined from available market quotations. Even if these steps were taken, the Money Market Fund's net asset value might still decline.

OPTIONS AND FUTURES

Portfolio investments underlying options are valued as described above. Stock options written by a Fund are valued at the last quoted sale price, or at the closing bid price if no sale is reported for the day of valuation as determined on the principal exchange on which the option is traded. The value of a Fund's net assets will be increased or decreased by the difference between the premiums received on written options and the costs of liqui-


       Institutional Mutual Funds o STATEMENT OF ADDITIONAL INFORMATION [ B-25 ] dating such positions measured by the closing price of the options on the date of valuation.

     For example, when a Fund writes a call option, the amount of the premium is included in the Fund's assets and an equal amount is included in its liabilities. The liability thereafter is adjusted to the current market value of the call. Thus, if the current market value of the call exceeds the premium received, the excess would be unrealized depreciation; conversely, if the premium exceeds the current market value, such excess would be unrealized appreciation. If a call expires or if the Fund enters into a closing purchase transaction, it realizes a gain (or a loss if the cost of the transaction exceeds the premium received when the call was written) without regard to any unrealized appreciation or depreciation in the underlying securities, and the liability related to such call is extinguished. If a call is exercised, the Fund realizes a gain or loss from the sale of the underlying securities and the proceeds of the sale are increased by the premium originally received.

     A premium paid on the purchase of a put will be deducted from a Fund's assets and an equal amount will be included as an investment and subsequently adjusted to the current market value of the put. For example, if the current market value of the put exceeds the premium paid, the excess would be unrealized appreciation; conversely, if the premium exceeds the current market value, such excess would be unrealized depreciation.

     Stock and bond index futures, and options thereon, which are traded on commodities exchanges, are valued at their last sale prices as of the close of such commodities exchanges.

INVESTMENTS FOR WHICH MARKET QUOTATIONS ARE NOT READILY AVAILABLE

Portfolio securities or other assets for which market quotations are not readily available will be valued at fair value, as determined in good faith under the direction of the Trustees.

TAX STATUS

THE FOLLOWING DISCUSSION OF THE FEDERAL
TAX STATUS OF THE FUNDS IS A GENERAL AND ABBREVIATED SUMMARY BASED ON TAX LAWS AND REGULATIONS IN EFFECT ON THE DATE OF THIS STATEMENT OF ADDITIONAL INFORMATION. TAX LAW IS SUBJECT TO CHANGE BY LEGISLATIVE, ADMINISTRATIVE OR JUDICIAL ACTION.

QUALIFICATION AS REGULATED INVESTMENT COMPANY

Each Fund is treated as a separate taxpayer for federal income tax purposes. The Trust intends for each Fund to elect to be treated as a regulated investment company under Subchapter M of Chapter 1 of the Internal Revenue Code of 1986, as amended (the "Code") and to qualify as a regulated investment company each year. If a Fund: (1) continues to qualify as a regulated investment company, and (2) distributes to its shareholders at least 90% of its investment company taxable income (including for this purpose its net ordinary investment income and realized net short-term capital gains) and 90% of its tax-exempt interest income (reduced by certain expenses) (the "90% distribution requirement"), which the Trust intends each Fund to do, then under the provisions of Subchapter M of the Code the Fund should have little or no liability for federal income taxes. In particular, a Fund will not be subject to federal income tax on the portion of its investment company taxable income and net capital gain (I.E., realized net long-term capital gain in excess of realized net short-term capital loss) it distributes to shareholders (or treats as having been distributed to shareholders).

     Each Fund generally will endeavor to distribute (or treat as deemed distributed) to shareholders all of its investment company taxable income and its net capital gain, if any, for each tax able year so that it will not incur federal income taxes on its earnings.

     A Fund must meet several requirements to maintain its status as a regulated investment company. These requirements include the following: (1) at least 90% of its gross income for each taxable year must be derived from dividends, interest, payments with respect to loaned securities, gains from the sale or disposition of securities (including gains from related investments in foreign currencies), and other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies; and (2) at the close of each quarter of the Fund's taxable year,
(a) at least 50% of the value of the Fund's total assets must consist of cash, cash items, securities of other regulated investment companies, U.S. Government securities and other securities (provided that no more than 5% of the value of the Fund may consist of such other securities of any one issuer, and the Fund may not hold more than 10% of the outstanding voting securities of any issuer), and (b) the Fund must not invest more than 25% of its total assets in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or of two or more issuers that are controlled by the Fund and that are engaged in the same or similar trades or businesses or related trades or businesses.

     If for any taxable year a Fund fails to qualify as a regulated investment company or fails to satisfy the 90% distribution requirement, then all of its taxable income becomes subject to federal, and possibly state, income tax at regular corporate rates (without any deduction for distributions to its shareholders) and distributions to its shareholders constitute ordinary income (including dividends derived from interest on tax-exempt obligations) to the extent of such Fund's available earnings and profits.

DISTRIBUTIONS TO AVOID FEDERAL EXCISE TAX

A regulated investment company generally must distribute in each calendar year an amount equal to at least the sum of: (1) 98% of its ordinary taxable income for the year, (2) 98% of its capital gain net income for the 12 months ended on October 31 of that calendar year, and (3) any ordinary income or net capital gain income not distributed for prior years (the "excise tax avoidance requirements"). To the extent that a regulated investment company fails to do this, it is subject to a 4% nondeductible federal excise tax on undistributed earnings. Therefore, in order to avoid the federal excise tax, each Fund must make (and the Trust intends that each will make) the foregoing distributions.

CAPITAL LOSS CARRYFORWARDS

As of September 30, the following Funds have capital loss "carryforwards" as indicated below. To the extent provided in the Code and regulations thereunder, a Fund may carry forward such capital losses to offset realized capital gains in future years. To the extent that these losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income.

                                                             EXPIRATION DATES:
 FUND                                   AMOUNT                 SEPTEMBER 30,
--------------------------------------------------------------------------------
 Growth Equity Fund                  $75,577,050                   2009
--------------------------------------------------------------------------------
 Growth & Income Fund                $51,638,918                   2009
--------------------------------------------------------------------------------
 International Equity Fund           $27,316,434                   2009
--------------------------------------------------------------------------------
 S&P 500 Index Fund                  $381                          2009
--------------------------------------------------------------------------------
 Social Choice Equity Fund           $121,831                      2009
--------------------------------------------------------------------------------
 Money Market Fund                   $1,907                        2009
--------------------------------------------------------------------------------


[ B-26 ] STATEMENT OF ADDITIONAL INFORMATION o Institutional Mutual Funds

INVESTMENTS IN FOREIGN SECURITIES

Investment income received from sources within foreign countries, or capital gains earned by a Fund investing in securities of foreign issuers, may be subject to foreign income taxes withheld at the source. In this regard, withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 35% or more. The United States has entered into tax treaties with many foreign countries that may entitle a Fund to a reduced rate of tax or exemption from tax on this related income and gains. The effective rate of foreign tax cannot be determined at this time since the amount of a Fund's assets to be invested within various countries is not now known. The Trust intends that each Fund will operate so as to qualify for applicable treaty-reduced rates of tax.

     If a Fund qualifies as a regulated investment company under the Code, and if more than 50% of the Fund's total assets at the close of the taxable year consists of securities of foreign corporations, then the Trust may elect, for U.S. federal income tax purposes, to treat foreign income taxes paid by the Fund (including certain withholding taxes that can be treated as income taxes under U.S. income tax principles) as paid by its shareholders. The International Stock Fund anticipates that it may qualify for and make this election in most, but not necessarily all, of its taxable years. If a Fund makes such an election, an amount equal to the foreign income taxes paid by the Fund would be included in the income of its shareholders and the shareholders often would be entitled to credit their portions of this amount against their U.S. tax liabilities, if any, or to deduct those portions from their U.S. taxable income, if any. Shortly after any year for which it makes such an election for a Fund, the Trust will report to the shareholders of the Fund, in writing, the amount per share of foreign tax that must be included in each shareholder's gross income and the amount that will be available as a deduction or credit. Certain limitations based on the unique tax situation of a shareholder may apply to limit the extent to which the credit or the deduction for foreign taxes may be claimed by such shareholder.

     If a Fund acquires stock in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their total assets in investments producing such passive income ("passive foreign investment companies"), that Fund could be subject to federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election requires the applicable Fund to recognize taxable income or gain without the concurrent receipt of cash. Any Fund that acquires stock in foreign corporations may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability.

     Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving non-dollar debt securities, certain foreign currency futures contracts, foreign currency option contracts, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Code provisions that generally treat such gains and losses as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Any such transactions that are not directly related to a Fund's investment in securities (possibly including speculative currency positions or currency derivatives not used for hedging purposes) could, under future Treasury regulations, produce income not among the types of "qualifying income" from which the Fund must derive at least 90% of its annual gross income.

INVESTMENTS WITH ORIGINAL ISSUE DISCOUNT

Each Fund that invests in certain payment-in-kind instruments, zero coupon securities or certain deferred interest securities (and, in general, any other securities with original issue discount or with market discount if the Fund elects to include market discount in current income) must accrue income on such investments prior to the receipt of the corresponding cash. However, because each Fund must meet the 90% distribution requirement to qualify as a regulated investment company, a Fund may have to dispose of its portfolio investments under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy distribution requirements.

OPTIONS, FUTURES, AND SWAPS

A Fund's transactions in options contracts and futures contracts are subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses of the Fund. These rules (1) could affect the character, amount and timing of distributions to shareholders of a Fund, (2) could require the Fund to "mark to market" certain types of the positions in its portfolio (that is, treat them as if they were closed out) and (3) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the excise tax avoidance requirements described above. To mitigate the effect of these rules and prevent disqualification of a Fund as a regulated investment company, the Trust seeks to monitor transactions of each Fund, seeks to make the appropriate tax elections on behalf of each Fund and seeks to make the appropriate entries in each Fund's books and records when the Fund acquires any option, futures contract or hedged investment.

     The federal income tax rules applicable to interest rate swaps, caps and floors are unclear in certain respects, and a Fund may be required to account for these transactions in a manner that, in certain circumstances, may limit the degree to which it may utilize these transactions.

SHAREHOLDER TAXATION

THE FOLLOWING DISCUSSION OF CERTAIN FEDERAL INCOME TAX ISSUES OF SHAREHOLDERS OF THE FUNDS IS A GENERAL AND ABBREVIATED SUMMARY BASED ON TAX LAWS AND REGULATIONS IN EFFECT ON THE DATE OF THIS STATEMENT OF ADDITIONAL INFORMATION. TAX LAW IS SUBJECT TO CHANGE BY LEGISLATIVE, ADMINISTRATIVE OR JUDICIAL ACTION. THE FOLLOWING DISCUSSION RELATES SOLELY TO U.S. FEDERAL INCOME TAX LAW AS APPLICABLE TO U.S. TAXPAYERS (E.G., U.S. RESIDENTS AND U.S. DOMESTIC CORPORATIONS, PARTNERSHIPS, TRUSTS OR ESTATES). THE DISCUSSION DOES NOT ADDRESS SPECIAL TAX RULES APPLICABLE TO CERTAIN CLASSES OF INVESTORS, SUCH AS QUALIFIED RETIREMENT ACCOUNTS OR TRUSTS, TAX-EXEMPT ENTITIES, INSURANCE COMPANIES, BANKS AND OTHER FINANCIAL INSTITUTIONS OR TO NON-U.S. TAXPAYERS. DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS, AND OWNERSHIP OF OR GAINS REALIZED ON THE REDEMPTION (INCLUDING AN EXCHANGE) OF THE SHARES OF A FUND MAY ALSO BE SUBJECT TO STATE, LOCAL AND FOREIGN TAXES. SHAREHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISERS AS TO THE FEDERAL, STATE, LOCAL OR FOREIGN TAX CONSEQUENCES OF OWNERSHIP OF SHARES OF, AND RECEIPT OF DISTRIBUTIONS FROM, THE FUNDS IN THEIR PARTICULAR CIRCUMSTANCES.

DISTRIBUTIONS

Distributions of a Fund's investment company taxable income are taxable as ordinary income to shareholders to the extent of the Fund's current or accumulated earnings and profits, whether paid in cash or reinvested in addi-


       Institutional Mutual Funds o STATEMENT OF ADDITIONAL INFORMATION [ B-27 ] tional shares. Any distribution of a Fund's net capital gain properly designated by a Fund as "capital gain dividends" is taxable to a shareholder as long-term capital gain regardless of a shareholder's holding period for his, her or its shares and regardless of whether paid in cash or reinvested in additional shares. Distributions, if any, in excess of earnings and profits usually constitute a return of capital, which first reduces an investor's tax basis in a Fund's shares and thereafter (after such basis is reduced to zero) generally gives rise to capital gains. Shareholders electing to receive distributions in the form of additional shares have a cost basis for federal income tax purposes in each share so received equal to the amount of cash they would have received had they elected to receive the distributions in cash.

     At the Trust's option, the Trust may cause a Fund to retain some or all of its net capital gain for a tax year, but designate the retained amount as a "deemed distribution." In that case, among other consequences, the Fund pays tax on the retained amount for the benefit of its shareholders, the shareholders are required to report their share of the deemed distribution on their tax returns as if it had been distributed to them, and the shareholders may report a credit for the tax paid thereon by the Fund. The amount of the deemed distribution net of such tax is added to the shareholder's cost basis for his, her or its shares. Since the Trust expects a Fund to pay tax on any retained net capital gain at its regular corporate capital gain tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gain, the amount of tax that individual shareholders are treated as having paid will exceed the amount of tax that such shareholders would be required to pay on the retained net capital gains. A shareholder that is not subject to U.S. federal income tax or tax on long-term capital gains should be able to file a return on the appropriate form or a claim for refund that allows such shareholder to recover the taxes paid on his, her or its behalf. In the event the Trust chooses this option on behalf of a Fund, the Trust must provide written notice to the shareholders prior to the expiration of 60 days after the close of the relevant tax year.

     Any dividend declared by a Fund in October, November, or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following year, is treated as if it had been received by the shareholders on December 31 of the year in which the dividend was declared.

BUYING A DIVIDEND

An investor should consider the tax implications of buying shares just prior to a distribution. Even if the price of the shares includes the amount of the forthcoming distribution, the shareholder generally will be taxed upon receipt of the distribution and is not entitled to offset the distribution against the tax basis in his, her or its shares. In addition, an investor should be aware that, at the time he, she or it purchases shares of a Fund, a portion of the purchase price is often attributable to realized or unrealized appreciation in the Fund's portfolio or undistributed taxable income of the Fund. Subsequent distributions from such appreciation or income may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.

QUALIFIED DIVIDEND INCOME

Individual shareholders may be eligible to treat a portion of a Fund's ordinary income dividends as "qualified dividend income" that is subject to tax at the same reduced maximum rates applicable to long-term capital gains; corporations are not eligible for the reduced maximum rates on qualified dividend income. The Trust must designate the portion of any distributions by a Fund that are eligible to be treated as qualified dividend income in a written notice within 60 days of the close of the relevant taxable year. In general, the maximum amount of distributions by a Fund that may be designated as qualified dividend income for that taxable year is the total amount of qualified dividend income received by that Fund during such year. If the qualified dividend income received by a Fund is equal to 95% (or a greater percentage) of the Fund's gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by the Fund will be qualified dividend income. In order to constitute qualified dividend income to the Fund, a dividend must be received from a U.S. domestic corporation (other than dividends from tax-exempt corporations and certain dividends from real estate investment trusts and other regulated investment companies) or a qualified foreign corporation. In addition, the dividend must be paid in respect of the stock that has been held by the Fund, for federal income tax purposes, for at least 60 days during the 120-day period that begins 60 days before the stock becomes ex-dividend. In order to be eligible to treat a dividend from a Fund as qualified dividend income, individual shareholders must also meet the foregoing minimum holding period requirements with respect to their shares of the applicable Fund. Little, if any, of the ordinary dividends paid by the Fixed-Income Funds or the Money Market Fund are expected to constitute qualified dividend income.

DIVIDENDS-RECEIVED DEDUCTION

The Trust's ordinary income dividends to corporate shareholders may, if certain conditions are met, qualify for the dividends-received deduction to the extent that the Trust has received qualifying dividend income during the taxable year; capital gain dividends distributed by the Trust are not eligible for the dividends-received deduction. In order to constitute a qualifying dividend, a dividend must be from a U.S. domestic corporation in respect of the stock of such corporation that has been held by the Fund, for federal income tax purposes, for at least 46 days during the 90-day period that begins 45 days before the stock becomes ex-dividend (or, in the case of preferred stock, 91 days during the 180-day period that begins 90 days before the stock becomes ex-dividend). The Trust must also designate the portion of any distribution that is eligible for the dividends-received deduction in a written notice within 60 days of the close of the relevant taxable year. In addition, in order to be eligible to claim the dividends-received deduction with respect to distributions from a Fund, corporate shareholders must meet the foregoing minimum holding period requirements with respect to their shares of the applicable Fund. If a corporation borrows to acquire shares of a Fund, it may be denied a portion of the dividends-received deduction it would otherwise be eligible to claim. The entire qualifying dividend, including the otherwise deductible amount, is included in determining the excess (if any) of a corporate shareholder's adjusted current earnings over its alternative minimum taxable income, which may increase its alternative minimum tax liability. Additionally, any corporate shareholder should consult its tax adviser regarding the possibility that its basis in its shares may be reduced, for federal income tax purposes, by reason of "extraordinary dividends" received with respect to the shares, for the purpose of computing its gain or loss on redemption or other disposition of the shares.

GAINS AND LOSSES ON REDEMPTIONS

A shareholder generally recognizes taxable gain or loss on a sale or redemption (including by exercise of the exchange privilege) of his, her or its shares. The amount of the gain or loss is measured by the difference between the shareholder's adjusted tax basis in his, her or its shares and the amount of the proceeds received in exchange for such shares. Any gain or loss arising from (or, in the case of distributions in excess of earnings and profits, treated as arising from) the sale or redemption of shares generally is a capital gain or loss. This capital gain or loss normally is treated as a long-term capital


       Institutional Mutual Funds o STATEMENT OF ADDITIONAL INFORMATION [ B-28 ] gain or loss if the shareholder has held his, her or its shares for more than one year at the time of such sale or redemption; otherwise, it generally will be classified as short-term capital gain or loss. If, however, a shareholder receives a capital gain dividend with respect to any share of a Fund, and if the share is sold before it has been held by the shareholder for at least six months, then any loss on the sale or exchange of the share, to the extent of the capital gain dividend, is treated as a long-term capital loss.

     In addition, all or a portion of any loss realized upon a taxable disposition of shares may be disallowed if other shares of the same Fund are purchased (including any purchase through a reinvestment of distributions from the Fund) within 30 days before or after the disposition. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Also, if a shareholder who incurred a sales charge on the acquisition of shares of a Fund sells his, her or its shares within 90 days of purchase and subsequently acquires shares of another Fund of the Trust on which a sales charge normally is imposed without paying such sales charge in accordance with the exchange privilege described in the prospectuses, such shareholder will not be entitled to include the amount of the sales charge in his, her or its basis in the shares sold for purposes of determining gain or loss. In these cases, any gain on the disposition of the shares of the Fund is increased, or loss decreased, by the amount of the sales charge paid when the shares were acquired, and that amount will increase the adjusted basis of the shares of the Fund subsequently acquired.

LONG-TERM CAPITAL GAINS

In general, non-corporate shareholders currently are subject to a maximum federal income tax rate of 15% (or 5% in the case of individual investors who are in the 10% or 15% tax bracket) on their net long-term capital gain (the excess of net long-term capital gain over net short-term capital loss) for a taxable year (including a long-term capital gain derived from an investment in the shares), while other income may be taxed at rates as high as 35%. Corporate taxpayers currently are subject to federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Tax rates imposed by states and local jurisdictions on capital gain and ordinary income may differ.

DEDUCTION OF CAPITAL LOSSES

Non-corporate shareholders with net capital losses for a year (I.E., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate shareholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate shareholders generally may not deduct any net capital losses for a year, but may carryback such losses for three years or carry forward such losses for five years.

REPORTS TO SHAREHOLDERS

The Trust sends to each of its shareholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such shareholder's taxable income for such year as ordinary income (including any portion eligible to be treated as qualified dividend income or to be deducted pursuant to the dividends-received deduction) and as long-term capital gain. In addition, the federal tax status of each year's distributions generally is reported to the IRS.

BACKUP WITHHOLDING

The Trust may be required to withhold U.S. federal income tax ("backup withholding") from all taxable distributions payable to: (1) any shareholder who fails to furnish the Trust with his, her or its correct taxpayer identification number or a certificate that the shareholder is exempt from backup withholding, and (2) any shareholder with respect to whom the IRS notifies the Trust that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. The backup withholding is not an additional tax and may be returned or credited against a taxpayer's regular federal income tax liability if appropriate information is provided to the IRS.

SHARES HELD IN CERTAIN CUSTODY ACCOUNTS

Shares held in custody accounts as permitted by Code Sections 403(b)(7) and 408
(IRAs), are subject to special tax treatment. The federal income tax on earnings in such accounts is deferred, and there are restrictions on the amounts that can be distributed from such accounts without adverse federal income tax consequences for investors in such accounts. Distributions from such accounts may be subject to taxation as ordinary income in the year distributed and investors in such accounts may have to pay a penalty tax for certain distributions. Shareholders invested through such accounts should consult their tax adviser or Services for more information.

BROKERAGE ALLOCATION

Advisors is responsible for decisions to buy and sell securities for the Funds as well as for selecting brokers and, where applicable negotiating the amount of the commission rate paid. It is the intention of Advisors to place brokerage orders with the objective of obtaining the best execution, which includes such factors as best price, research and available data. When purchasing or selling securities traded on the over-the-counter market, Advisors generally will execute the transactions with a broker engaged in making a market for such securities. When Advisors deems the purchase or sale of a security to be in the best interests of a Fund, its personnel may, consistent with their fiduciary obligations, decide either to buy or to sell a particular security for the Fund at the same time as for other funds it may be managing, or that may be managed by its affiliate, Investment Management, another investment adviser subsidiary of TIAA. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made in an equitable manner.

     Domestic brokerage commissions are negotiated, as there are no standard rates. All brokerage firms provide the service of execution of the order made; some brokerage firms also provide research and statistical data, and research reports on particular companies and industries are customarily provided by brokerage firms to large investors. In negotiating commissions, consideration is given by Advisors to the quality of execution provided and to the use and value of the data. The valuation of such data may be judged with reference to a particular order or, alternatively, may be judged in terms of its value to the overall management of the portfolio.

     Advisors may place orders with brokers providing research and statistical data services even if lower commissions may be available from brokers not providing such services. When doing so, Advisors will determine in good faith that the commissions negotiated are reasonable in relation to the value of the brokerage and research provided by the broker viewed in terms of either that particular transaction or of the overall responsibilities of Advisors to the Funds or other clients. In reaching this determination, Advisors will not necessarily place a specific dollar value on the brokerage or research services provided nor determine what portion of the broker's compensation should be related to those services.


       Institutional Mutual Funds o STATEMENT OF ADDITIONAL INFORMATION [ B-29 ]

     The following table shows the aggregate amount of brokerage commissions paid to firms that provided research services in 2003. Note that the provision of research services was not necessarily a factor in the placement of all this business with these firms.

 FUND                                                          COMMISSIONS
================================================================================
 Growth Equity Fund                                             $  165,248
--------------------------------------------------------------------------------
 Growth & Income Fund                                           $1,049,260
--------------------------------------------------------------------------------
 International Equity Fund                                      $  568,143
--------------------------------------------------------------------------------
 Equity Index Fund                                              $    3,731
--------------------------------------------------------------------------------
 Large-Cap Value Fund                                           $  127,330
--------------------------------------------------------------------------------
 Mid-Cap Growth Fund                                            $  150,347
--------------------------------------------------------------------------------
 Mid-Cap Value Fund                                             $   59,824
--------------------------------------------------------------------------------
 Small-Cap Equity Fund                                          $    1,691
--------------------------------------------------------------------------------
 S&P 500 Index Fund                                             $       41
--------------------------------------------------------------------------------
 Mid-Cap Blend Index Fund                                       $        1
--------------------------------------------------------------------------------
 Small-Cap Growth Index Fund                                    $      174
--------------------------------------------------------------------------------
 Small-Cap Value Index Fund                                     $      181
--------------------------------------------------------------------------------
 Small-Cap Blend Index Fund                                     $      310
--------------------------------------------------------------------------------
 International Equity Index Fund                                $    6,692
--------------------------------------------------------------------------------

     Research or service obtained for one Fund may be used by Advisors in managing the other Funds. In such circumstances, the expenses incurred will be allocated equitably consistent with Advisors' fiduciary duty to the other Funds. Research or services obtained for TIAA-CREF Institutional Mutual Funds also may be used by personnel of Advisors in managing other investment company accounts, or by Investment Management for the CREF accounts. Under such circumstances, the expenses incurred will be allocated in an equitable manner consistent with the fiduciary obligations of personnel of Advisors to the TIAA-CREF Institutional Mutual Funds.

     The aggregate amount of brokerage commissions paid by the Funds for the fiscal year ending September 30, 2001 was as follows:

 FUND                                                          COMMISSIONS
================================================================================
 Growth Equity Fund                                             $ 85,288
--------------------------------------------------------------------------------
 Growth & Income Fund                                           $153,025
--------------------------------------------------------------------------------
 International Equity Fund                                      $334,415
--------------------------------------------------------------------------------
 Equity Index Fund                                              $ 20,915
--------------------------------------------------------------------------------
 Social Choice Equity Fund                                      $  2,004
--------------------------------------------------------------------------------

     The aggregate amount of brokerage commissions paid by the Funds for the fiscal year ending September 30, 2002 was as follows:

 FUND                                                          COMMISSIONS
================================================================================
 Growth Equity Fund                                             $222,257
--------------------------------------------------------------------------------
 Growth & Income Fund                                           $786,562
--------------------------------------------------------------------------------
 International Equity Fund                                      $326,671
--------------------------------------------------------------------------------
 Equity Index Fund                                              $132,277
--------------------------------------------------------------------------------
 Social Choice Equity Fund                                      $  7,483
--------------------------------------------------------------------------------
 Large-Cap Value Fund                                           $  4,554
--------------------------------------------------------------------------------
 Mid-Cap Growth Fund                                            $  1,841
--------------------------------------------------------------------------------
 Mid-Cap Value Fund                                             $  2,160
--------------------------------------------------------------------------------
 Small-Cap Equity Fund                                          $ 21,473
--------------------------------------------------------------------------------
 Large-Cap Growth Index Fund                                    $ 20,521
--------------------------------------------------------------------------------
 Large-Cap Value Index Fund                                     $ 20,577
--------------------------------------------------------------------------------
 S&P 500 Index Fund                                             $ 14,309
--------------------------------------------------------------------------------
 Mid-Cap Growth Index Fund                                      $ 10,430
--------------------------------------------------------------------------------
 Mid-Cap Value Index Fund                                       $ 10,108
--------------------------------------------------------------------------------
 Mid-Cap Blend Index Fund                                       $ 11,605
--------------------------------------------------------------------------------
 Small-Cap Growth Index Fund                                    $ 40,749
--------------------------------------------------------------------------------
 Small-Cap Value Index Fund                                     $ 39,179
--------------------------------------------------------------------------------
 Small-Cap Blend Index Fund                                     $ 36,147
--------------------------------------------------------------------------------
 International Equity Index Fund                                $  5,337
--------------------------------------------------------------------------------
 Real Estate Securities Fund                                    $ 39,370
--------------------------------------------------------------------------------

     The aggregate amount of brokerage commissions paid by the Funds for the fiscal year ending September 30, 2003 was as follows:

 FUND                                                          COMMISSIONS
================================================================================
 Growth Equity Fund                                             $  242,161
--------------------------------------------------------------------------------
 Growth & Income Fund                                           $1,268,948
--------------------------------------------------------------------------------
 International Equity Fund                                      $  580,173
--------------------------------------------------------------------------------
 Equity Index Fund                                              $  112,399
--------------------------------------------------------------------------------
 Social Choice Equity Fund                                      $   10,891
--------------------------------------------------------------------------------
 Large-Cap Value Fund                                           $  153,375
--------------------------------------------------------------------------------
 Mid-Cap Growth Fund                                            $   41,591
--------------------------------------------------------------------------------
 Mid-Cap Value Fund                                             $   69,304
--------------------------------------------------------------------------------
 Small-Cap Equity Fund                                          $  146,404
--------------------------------------------------------------------------------
 Large-Cap Growth Index Fund                                    $    5,537
--------------------------------------------------------------------------------
 Large-Cap Value Index Fund                                     $   23,895
--------------------------------------------------------------------------------
 S&P 500 Index Fund                                             $   14,134
--------------------------------------------------------------------------------
 Mid-Cap Growth Index Fund                                      $    1,910
--------------------------------------------------------------------------------
 Mid-Cap Value Index Fund                                       $    1,069
--------------------------------------------------------------------------------
 Mid-Cap Blend Index Fund                                       $    5,957
--------------------------------------------------------------------------------
 Small-Cap Growth Index Fund                                    $    7,256
--------------------------------------------------------------------------------
 Small-Cap Value Index Fund                                     $    9,301
--------------------------------------------------------------------------------
 Small-Cap Blend Index Fund                                     $22 29,462
--------------------------------------------------------------------------------
 International Equity Index Fund                                $    7,127
--------------------------------------------------------------------------------
 Real Estate Securities Fund                                    $  908,197
--------------------------------------------------------------------------------

     During the fiscal year ending September 30, 2003, certain of the Funds acquired securities of certain regular brokers or dealers or their parents. These entities and the value of a Fund's aggregate holdings in the securities of those entities, as of September 30, 2003, are set forth below:


[ B-30 ] STATEMENT OF ADDITIONAL INFORMATION o Institutional Mutual Funds

REGULAR BROKER OR DEALER BASED ON BROKERAGE COMMISSIONS PAID

                                                                                                                       HOLDINGS
  FUND                              BROKER                                PARENT                                      (US$)
====================================================================================================================================
  Growth Equity Fund                Citigroup Global Markets, Inc.        Citigroup, Inc.                        $   550,307
------------------------------------------------------------------------------------------------------------------------------------
  Growth & Income Fund              Spear, Leeds & Kellogg                Goldman Sachs Group, Inc.              $ 2,196,334
                                    Morgan Stanley & Co., Inc.            Morgan Stanley                         $   408,575
                                    Citigroup Global Markets, Inc.        Citigroup, Inc.                        $16,484,450
                                    Lehman Brothers, Inc.                 Lehman Brothers Holdings, Inc.         $ 1,976,102
------------------------------------------------------------------------------------------------------------------------------------
  International Equity Fund         Warburg, Dillion, Read LLC            UBS AG.                                $   646,285
                                    ABN AMRO, Inc.                        ABN Amro Holding NV                    $ 5,561,872
------------------------------------------------------------------------------------------------------------------------------------
  Equity Index Fund                 Spear, Leeds & Kellogg                Goldman Sachs Group, Inc.              $ 3,109,082
                                    Bear Stearns & Co.                    Bear Stearns Cos, Inc.                 $   928,118
------------------------------------------------------------------------------------------------------------------------------------
  Social Choice Equity Fund         Spear, Leeds & Kellogg                Goldman Sachs Group, Inc.              $   307,326
------------------------------------------------------------------------------------------------------------------------------------
  Large-Cap Value Index Fund        Spear, Leeds & Kellogg                Goldman Sachs Group, Inc.              $   453,389
                                    Instinet Corp.                        Instinet Group, Inc.                   $    11,012
------------------------------------------------------------------------------------------------------------------------------------
  S&P 500 Index Fund                Spear, Leeds & Kellogg                Goldman Sachs Group, Inc.              $   385,940
------------------------------------------------------------------------------------------------------------------------------------
  Mid-Cap Blend Index Fund          Instinet Corp.                        Instinet Group, Inc.                   $     9,538
------------------------------------------------------------------------------------------------------------------------------------
  Mid-Cap Value Index Fund          Instinet Corp.                        Instinet Group, Inc.                   $    11,923
------------------------------------------------------------------------------------------------------------------------------------
  Large-Cap Value Fund              Spear Leeds & Kelloggs                Goldman Sachs Group, Inc.              $   201,863
                                    Morgan Stanley & Co, Inc.             Morgan Stanley                         $   760,987
                                    Lehman Brothers, Inc.                 Lehman Brothers Holding, Inc.          $   704,616
------------------------------------------------------------------------------------------------------------------------------------

REGULAR BROKER OR DEALER BASED ON ENTITIES ACTING AS PRINCIPAL

                                                                                                                       HOLDINGS
  FUND                              BROKER                                PARENT                                      (US$)
====================================================================================================================================
  Growth & Income Fund              Goldman Sachs & Co.                   Goldman Sachs Group, Inc.               $ 2,196,334
                                    Morgan Stanley & Co., Inc.            Morgan Stanley                          $   408,575
                                    J.P. Morgan Securities, Inc.          J.P. Morgan Chase & Co.                 $ 1,330,150
                                    BA Securities                         Bank of America Corp.                   $ 3,991,200
------------------------------------------------------------------------------------------------------------------------------------
  International Equity Fund         UBS Warburg                           UBS AG.                                 $   646,285
                                    Warburg Dillion Read LLC              UBS AG.                                 $   688,649
------------------------------------------------------------------------------------------------------------------------------------
  Equity Index Fund                 Goldman Sachs & Co.                   Goldman Sachs Group, Inc.               $ 3,109,082
                                    BA Securities                         Bank of America Corp.                   $15,231,613
                                    First Tennessee Capital Markets       First Tennessee National Corp.          $   686,366
                                    JP Morgan Securities, Inc.            JP Morgan Chase & Co.                   $ 9,090,687
------------------------------------------------------------------------------------------------------------------------------------
  Social Choice Equity Fund         GOLDMAN SACHS & CO.                   GOLDMAN SACHS GROUP, INC.               $   307,326
                                    BA Securities                         Bank of America Corp.                   $ 1,068,290
                                    JP Morgan Securities, Inc.            JP Morgan Chase & Co.                   $   597,342
------------------------------------------------------------------------------------------------------------------------------------
  Bond Fund                         Citigroup Global Markets              Citigroup, Inc.                         $ 4,503,845
                                    CS First Boston Corp.                 Credit Suisse Group                     $ 2,101,089
                                    BA Securities                         Bank of America Corp.                   $ 7,107,542
                                    Morgan Stanley & Co, Inc.             Morgan Stanley                          $20,867,213
------------------------------------------------------------------------------------------------------------------------------------
  Large-Cap Value Index Fund        Goldman Sachs & Co.                   Goldman Sachs Group, Inc.               $   452,389
                                    BA Securities                         Bank of America Corp.                   $ 2,189,490
                                    JP Morgan Securities, Inc.            JP Morgan Chase & Co.                   $ 1,306,977
------------------------------------------------------------------------------------------------------------------------------------
  S&P 500 Index Fund                BA Securities                         Bank of America Corp.                   $ 1,123,776
                                    JP Morgan Securities, Inc.            JP Morgan Chase & Co.                   $   676,301
                                    Lehman Brothers, Inc.                 Lehman Brothers Holdings, Inc.          $   758,884
------------------------------------------------------------------------------------------------------------------------------------
  Large-Cap Growth Index Fund       Morgan Stanley & Co., Inc.            Morgan Stanley                          $    30,276
------------------------------------------------------------------------------------------------------------------------------------
  Large-Cap Value Fund              BA Securities                         Bank of America Corp.                   $ 2,654,609
                                    Morgan Stanley & Co, Inc.             Morgan Stanley                          $   760,987
                                    Goldman Sachs & Co.                   Goldman Sachs Group Inc.                $   201,863
                                    JP Morgan Securities, Inc.            JP Morgan Chase & Co.                   $   752,754
                                    Lehman Brothers, Inc.                 Lehman Brothers Holding, Inc.           $   704,616
------------------------------------------------------------------------------------------------------------------------------------
  International Equity Index Fund   Warburg, Dillion, Read LLC            USB AG.                                 $   688,649
------------------------------------------------------------------------------------------------------------------------------------


       Institutional Mutual Funds o STATEMENT OF ADDITIONAL INFORMATION [ B-31 ]

VOTING RIGHTS

We do not plan to hold annual shareholder meetings. However, we may hold special meetings to elect trustees, change fundamental policies, approve a management agreement, or for other purposes. We will mail proxy materials to shareholders for these meetings, and we encourage shareholders who cannot attend to vote by proxy. The number of votes you have on any matter submitted to shareholders depends on the dollar value of your investment in the Funds.

LEGAL MATTERS

All matters of applicable state law pertaining to the Funds have been passed upon by George W. Madison, Executive Vice President and General Counsel of the TIAA-CREF Institutional Mutual Funds (and TIAA and CREF). Legal matters relating to the federal securities laws have been passed upon by Sutherland Asbill & Brennan LLP of Washington, D.C.

EXPERTS

The financial statements incorporated by reference in this Statement of Additional Information have been audited by Ernst & Young LLP, independent auditors, as stated in their report appearing therein and have been so included in reliance upon the report of such firm given upon its authority as experts in accounting and auditing.

FINANCIAL STATEMENTS

The audited financial statements of the TIAA-CREF Institutional Mutual Funds are incorporated herein by reference to the Funds' Annual Report for the fiscal year ended September 30, 2003, which has been filed with the SEC and provided to all shareholders. We will furnish you, without charge, another copy of the Annual Report on request.


[ B-32 ] STATEMENT OF ADDITIONAL INFORMATION o Institutional Mutual Funds

APPENDIX A

TIAA-CREF POLICY STATEMENT ON CORPORATE GOVERNANCE

INTRODUCTION

Teachers Insurance and Annuity Association-College Retirement Equities Fund (TIAA-CREF) is a long-term investor in the U.S. and international equity markets. We recognize that the development, vitality and integrity of public corporations are critical to the strength of TIAA-CREF's investments and to the country's overall economy and society. We believe that sound corporate governance contributes significantly to long-term corporate performance. Accordingly, we conceive our fiduciary responsibility to our shareholders and participants to require that we be advocates for better corporate governance--both as a means to improve long-term value for our participants and to foster the investor confidence necessary for the long-term viability of the free market system.

     TIAA-CREF's views on corporate governance are founded on our conviction that good corporate governance should maintain the appropriate balance between the rights of shareholders--the owners of the corporations--and the needs of the board and management to direct and manage effectively the corporation's affairs. A sound governance structure should reinforce a culture of corporate integrity, contribute to the identification and pursuit of long-term strategic goals of growth and profit and, most importantly, ensure continuity of strong leadership. At the same time, it should provide an active and vigilant line of defense against breaches of integrity and abuses of authority.

     This Policy Statement sets forth our views as to what good corporate governance means in an ever-changing economic environment and presents our voting guidelines on major proxy issues. We expect that the statement will serve as a basis for dialogue with boards of directors and senior managers, with the objectives of improving corporate governance practices and increasing long-term shareholder value.

     This is the fourth edition of this document, which is revised periodically by the Corporate Governance and Social Responsibility Committees of the TIAA-CREF boards. We note that this revision reflects our reaction to recent major corporate governance failures and market dysfunction and to the regulatory and legislative responses they provoked. New reforms, including the Sarbanes-Oxley legislation and the amended listing requirements of the major U.S. exchanges, have materially affected the market place and investor expectations. These reforms have served to codify into law and regulation many principles and policies that TIAA-CREF has long endorsed--a development our participation in the regulatory process helped to produce.

     This statement reflects recent experience and strengthens and clarifies our corporate governance principles, to make them more useful to corporate managements, boards of directors, other shareholders and market participants. We place particular priority on three areas that were generally recognized as sources of significant and continuing corporate governance deficiencies: 1) the failure of boards of directors to play their required oversight role; 2) the failure of some professional advisors, including public accountants, law firms, investment bankers and consultants, to discharge their responsibilities properly, and 3) the failure of many investors, particularly institutional investors, to exercise effectively their rights and responsibilities or even to be heard on matters of corporate governance importantly affecting them. Our new policy initiatives reinforce and supplement the reforms announced to date and help to ensure that the spirit of these reforms is incorporated into practice.

     Although many of the specifics in this statement relate principally to companies incorporated in the United States, the broad principles apply to all public corporations in which TIAA-CREF might invest. TIAA-CREF's portfolio has been diversified internationally for many years, and we have played a significant role in efforts to improve global standards of corporate governance. We will continue to promote principles and practices of good corporate governance outside the United States, as explained in the section on global standards.

THE BOARD OF DIRECTORS

The primary responsibility of the board of directors is to foster the long-term success of the corporation, consistent with its fiduciary responsibility to shareholders and its obligations to regulators. To carry out this responsibility, the board must ensure that it is independent and accountable to shareholders and must exert authority for the continuity of executive leadership with proper vision and values. The board is singularly responsible for the selection and evaluation of the corporation's chief executive officer and included in that evaluation is assurance as to the quality of senior management. The board should also be responsible for the review and approval of the corporation's long-term strategy, the assurance of the corporation's financial integrity, and the development of equity and compensation policies that motivate management to achieve and sustain superior long-term performance.

     The board should put in place structures and processes that enable it to carry out these responsibilities effectively. Certain issues may be delegated appropriately to committees, including the audit, compensation and corporate governance/nominating committees, to develop recommendations to bring to the full board. Nevertheless, the board maintains overall responsibility for the work of the committees and the long-term success of the corporation.

     TIAA-CREF puts major focus on the quality of the board of directors. Accordingly, while we normally vote for the board's nominees, we will vote for alternative candidates when our analysis indicates that those candidates will better represent shareholder interests. We will withhold our vote from unopposed candidates when their record indicates that their election to the board would not be in the interest of shareholders. We also will withhold our vote from unopposed directors when the board as a whole has acted contrary to legitimate shareholder concerns.

A.   BOARD MEMBERSHIP

     1. DIRECTOR INDEPENDENCE. The Board should be comprised of a substantial majority of independent directors. This is a prime example of a principle long espoused by TIAA-CREF and now accepted by mainstream boards and senior managements. Going forward, TIAA-CREF will focus on how company boards interpret and implement the new exchange listing requirements as reflected by their actions and corporate governance positions and will encourage board practices that promote a spirit and culture of true independence and vitality.

     More specifically, the definition of independence should extend beyond that incorporated in amended listing standards of the exchanges. We believe independence means that a director and his or her immediate family have no present or former employment with the company, nor any substantial connection of a personal or financial nature (other than equity in the company or equivalent stake) to the company or its management that could in fact or in appearance compromise the director's objectivity and loyalty to shareholders. To be independent, the director must not provide, or be affiliated with any organization that provides goods or services for the company if a reasonable, disinterested observer could consider the relationship substantial.


       Institutional Mutual Funds o STATEMENT OF ADDITIONAL INFORMATION [ B-33 ]

     True independence depends upon these and other factors that may not be readily discerned by shareholders. In view of the importance of independence, non-management directors should evaluate the independence of each of their fellow directors based on all information available to them and should disclose to shareholders how they determine that directors are capable of acting independently.

     2. DIRECTOR QUALIFICATIONS. The board should be comprised of individuals who can contribute business judgment to board deliberations and decisions, based on their experience in relevant business, management disciplines or other professional life. Directors should reflect a diversity of background and experience, and at least one director should qualify as a financial expert for service on the audit committee. Each director should be prepared to devote substantial time and effort to board duties, taking into account other executive responsibilities and board memberships.

     3. BOARD ALIGNMENT WITH SHAREHOLDERS. Directors should have a direct, personal and material investment in the common shares of the company so as to align their attitudes and interests with those of public shareholders. The definition of a material investment will vary depending on directors' individual circumstances. Director compensation programs should include shares of stock or restricted stock. TIAA-CREF discourages stock options as a form of director compensation; their use is less aligned with the interests of long-term equity owners than other forms of equity.

     4. DIRECTOR EDUCATION. Directors should continuously take steps through director education to improve their competence and understanding of their roles and responsibilities and to deepen their exposure to the company's businesses, operations and management. The company should disclose whether directors are participating in such programs. New directors should receive comprehensive orientation, and all directors should receive periodic updates concerning their responsibilities or participate in periodic director education programs. Companies may develop and conduct such programs internally and may encourage directors to participate in independent programs available for director education through universities and organizations with a history of providing excellent education.

     5. Disclosure of Any Monetary Arrangements. THE BOARD SHOULD APPROVE AND DISCLOSE TO SHAREHOLDERS ANY MONETARY ARRANGEMENTS WITH DIRECTORS FOR SERVICES OUTSIDE NORMAL BOARD ACTIVITIES.

B.   BOARD RESPONSIBILITIES

     1. FIDUCIARY OVERSIGHT. The board must exercise its fiduciary responsibilities in the best interests of the corporation and its shareholders. In addition to ensuring that corporate resources are used only for appropriate business purposes, the board should be a model of integrity and inspire a culture of high ethical standards. The board should mandate strong internal controls, avoid board member conflicts of interest, and promote fiscal accountability and compliance with all applicable laws and regulations. The board should develop a clear and meaningful set of governance principles and disclose them to shareholders on the company's website, as well as in the annual report or proxy statement. The board also should develop procedures that require that it be informed of violations of corporate standards. Finally, through the audit committee, the board should be directly engaged in the selection and oversight of the corporation's external audit firm.

     2. CEO SELECTION AND SUCCESSION PLANNING. The development, selection and evaluation of executive leadership are among the most important decisions the board will make. Continuity of strong executive leadership with proper values is critical to corporate success. Under such leadership, companies have the best opportunity to succeed and benefit shareholders. Indifferent or weak leadership over time allows the best of business positions to erode and a company's fortunes to decline. To ensure the long-term success of the company and its shareholders, it is imperative that the board develop, select and support strong corporate leadership.

     This process depends upon a thorough and effective management development and succession plan, and a sound evaluation process. The succession plan should identify high-potential executives and provide them with career development opportunities to advance in increasingly responsible positions. A thoughtful and deliberate succession plan will result in a pool of senior managers who have the experience and demonstrated capabilities to succeed as the Chief Executive Officer.

     The evaluation process should be ongoing and should reflect a clear understanding between the board and the CEO regarding the corporation's expected performance, including specific objectives and measures for CEO performance.

     3. STRATEGIC PLANNING. The board should review the company's strategic plan at least annually. The strategic allocation of corporate resources to each of the company's businesses is critical to its future success. Strategic plan reviews should include assessments of a) markets, products and customers for each major business segment; b) competitive strengths and weaknesses of the company; c) opportunities and threats confronting the company; d) key success factors and other elements necessary to maintain a competitive advantage; e) human resource management issues; and f) a projection of the firm's financial resources, which ensures flexibility and includes sufficient availability of capital needed to achieve its strategic objectives.

     4. EQUITY POLICY. The board should develop an equity policy that reflects its broad philosophy regarding the proportion of stock that the company intends to be available for executive compensation and communicate that policy to shareholders. The board should establish limits on the number of shares to be available for option programs, as measured by potential dilution, and should disclose the terms of those programs. As equity-based compensation has become an increasingly important part of executive compensation, it has claimed an increasingly larger share of the equity base of the corporation--in many cases far more than shareholders would have approved or the board may have intended. A well-designed equity policy will help to prevent such results and ensure that compensation is appropriately linked to both corporate performance and corporate resources.

C.   BOARD STRUCTURE AND PROCESSES

     1. ROLE OF THE CHAIRMAN. The board should organize its functions and conduct its business in a manner that enables it to carry out its responsibilities consistent with good governance principles. Thus, it should ensure that it is the focal point for accountability of the CEO and management of the company. In the absence of special circumstances, we would leave to the discretion of the board whether to separate the positions of CEO and chairman. However, when the board chooses not to separate the positions, it should designate a lead or presiding director who would preside over executive sessions of independent directors and, if the board determines it to be appropriate, would participate actively in the preparation of board agendas. The board should encourage full discussion of all issues before the board and provide appropriate resources for board members so that they may prepare for meetings.

     2. COMMITTEE STRUCTURE. The board should delegate certain functions to committees. Under new regulations, three key committees must be comprised exclusively of independent directors: the audit committee, the compensation committee, and the corporate governance/nominating committee. The new requirements have also greatly expanded the responsibilities and necessary competencies of audit committee members. The credibility of the corporation will depend in part on the vigorous demonstration of independence by the committees and their chairs. Committees should have the right


[ B-34 ] STATEMENT OF ADDITIONAL INFORMATION o Institutional Mutual Funds to retain and evaluate outside consultants and to communicate directly with staff below the senior level.

     The committees should report back to the board on important issues they have considered and upon which they have taken action. The audit, compensation and corporate governance/nominating committees should meet in executive session on a regular basis with inclusion of management personnel, if appropriate because of issues under discussion, and also without such personnel being present. If the company receives a shareholder proposal, the committee most appropriate to consider the matter should review the proposal and the management response to it. Each committee should create and disclose to shareholders a clear and meaningful charter specifying its role and responsibilities, including the following:

o    AUDIT COMMITTEE

     The audit committee plays a critical role in ensuring the corporation's financial integrity and consideration of legal and compliance issues. It represents the intersection of the board, management, independent auditors, and internal auditors, and it has sole authority to hire and fire the corporation's independent auditors. When selecting auditors, the committee should consider the outside firm's independence. The committee should ensure that the firm's independence is not compromised by the provision of non-audit services. The committee should establish limitations on the type and amount of such services that the audit firm can provide. The committee should also consider imposing limitations on the corporation's ability to hire staff from the audit firm and requiring periodic rotation of the outside audit firm.

     In addition to selecting the independent auditors and ensuring the quality and integrity of the company's financial statements, the audit committee is responsible for the adequacy and effectiveness of the company's internal controls and the effectiveness of management's process to monitor and manage business risks facing the company. The committee should establish a means by which employees can communicate directly with committee members and should ensure that the company develops, and is in compliance with, ethics policies and legal and regulatory requirements.

o    COMPENSATION COMMITTEE

     Executive compensation practices provide a window into the effectiveness of the board. Through the compensation committee, the board should implement rational compensation practices that respond to the company's equity policy, including conditional forms of compensation that motivate managers to achieve performance that is better than that of a peer group. They should not be driven by accounting treatment or the pursuit of short-term share price results. Compensation should reward only the creation of genuine and sustainable value. With shareholders' interest and fairness in mind, the committee should develop policies and practices regarding cash pay, the role of equity-based compensation, fringe benefits and senior management employment contracts, severance and payments after change of control. All policies should be disclosed to shareholders upon adoption by the full board. As described later in this statement, TIAA-CREF has developed guidelines for the specific components of executive compensation.

o    CORPORATE GOVERNANCE/NOMINATING COMMITTEE

     The corporate governance/nominating committee is responsible for ensuring that the corporation has an engaged and vital board of directors. The committee should be charged to make recommendations related to the preparation of corporate governance principles; director qualifications and compensation; board and committee size, structure, composition and leadership; board and committee effectiveness; and director independence evaluation and director retirement policy. It should also be responsible for succession planning. The committee should also consider how new regulatory requirements affecting corporate governance should change company practices.

     3. EXECUTIVE SESSIONS. The board should hold routinely scheduled executive sessions at which management, including the CEO, is not present. These meetings should help to facilitate a culture of independence, providing directors with an opportunity to engage in open discussion of issues that might otherwise be inhibited by the presence of the CEO or management. Executive sessions should also be used to evaluate CEO performance and discuss CEO compensation.

     4. BOARD EVALUATION. The board should conduct regular evaluations of its performance and that of its key committees. Such evaluations should be designed to improve the board's effectiveness and enhance its engagement and vitality. They should be based on criteria defined in the board's governance principles and its committee charters and should include a review of the skills, experience and contributions represented in the boardroom. In addition to director orientation and education, the board should consider other ways to improve director performance, including individual director performance evaluations.

     5. ANNUAL ELECTIONS. All directors should stand for annual election to the board. A classified board structure at a public company can be a significant impediment to a free market for corporate control, particularly in combination with other takeover defenses, such as a "poison pill" shareholder rights plan. Moreover, a classified board structure can restrict a board's ability to remove expeditiously an ineffective director.

     6. BOARD SCHEDULE AND MEETING AGENDAS. The board should establish schedules and agendas for the full board and its committees that anticipate business "rhythms" and normal recurring agenda items. They should specify the dates of meetings and subjects to be covered at each meeting and should ensure that all relevant materials are provided to members well before each meeting. This will enable directors to be prepared and vigorously engaged in meetings and the staff to be prepared to respond to the needs and concerns of the board and its committees. Meeting agendas should allow sufficient time to discuss important issues thoroughly.

     7. INDEMNIFICATION AND LIABILITY. Directors should be held accountable to the shareholders and the corporation for willful or gross negligence of their duty of loyalty and their duty of care and should not obtain insurance for these types of conduct. Exclusive of this, the corporation should be free to indemnify directors for legal expenses and judgments in connection with their service as directors.

     8. BOARD SIZE. The board should be large enough to allow key committees to be staffed with independent directors but small enough to allow all views to be heard and to encourage the active participation of all members.

     9. DIRECTOR RETIREMENT POLICY. Although TIAA-CREF does not support arbitrary limitations on the length of director service, we believe the board should establish a director retirement policy. A fixed director retirement policy will contribute to board vitality.

SHAREHOLDER RIGHTS AND RESPONSIBILITIES

As owners of the corporation, shareholders have a unique relationship to the board and management. Unlike other groups that do business with the corporation (e.g., customers, suppliers, lenders and labor), common stock shareholders do not and cannot have contractual protection of their interests. Instead, they must rely on the board of directors, whom they elect, and on their right to vote at shareholder meetings. To protect their long-term economic interests, shareholders have a responsibility to monitor the conduct of the board of directors and exercise their voting rights by casting thoughtful and informed proxy votes that enhance the financial interests of their investors. In view of the importance of the board of directors, shareholders should withhold votes from unopposed directors where the individual or the board as a whole has acted contrary to legitimate shareholder concerns.


       Institutional Mutual Funds o STATEMENT OF ADDITIONAL INFORMATION [ B-35 ]

     Although the proxy vote is the key mechanism by which shareholders play a role in the governance of the corporation, it is appropriate for institutional investors that are entrusted with the investment funds of others to be active shareholders and promote more effective corporate governance in the companies in which they invest. Institutional investors should also ensure that their own internal corporate governance practices meet high standards of accountability, transparency and fiduciary responsibility.

     TIAA-CREF votes its proxies in accordance with the following principles, which are intended to promote shareholder rights and enhance shareholder value:

     1. EACH DIRECTOR REPRESENTS ALL SHAREHOLDERS. Shareholders should have the right to expect that each director is acting in the interests of all shareholders and not the interest of a dominant shareholder or a particular stakeholder.

     2. ONE SHARE-ONE VOTE. Shareholders should have the right to a vote in proportion to their economic stake in the company. Each share of common stock should have one vote. The board should not create multiple classes of common stock with disparate or "super" voting rights, nor should it give itself the discretion to cap voting rights or reduce the proportional impact of larger shareholdings.

     3. CONFIDENTIAL VOTING. Shareholders should be able to cast proxy votes in a confidential manner to a proxy tabulator independent of management, except in circumstances of a contest for control. Confidential voting protects shareholders from undue influences in making voting decisions.

     4. MAJORITY REQUIREMENTS. Shareholders should have the right to approve matters submitted for their consideration with a simple majority of the shares voted. The board should not impose super-majority voting requirements, except if necessary to protect the interests of minority stockholders where there is a single dominant shareholder.

     5. ABSTENTION VOTES. Shareholder votes cast "for" or "against" a proposal should be the only votes counted. Votes cast to abstain should not be counted, except for purposes of determining whether a quorum requirement is met.

     6. AUTHORIZATION OF STOCK. Shareholders should have the right to approve increases in the authorized number of common shares. Shareholders should ensure that such increases are intended for a valid corporate purpose and are not to be used in a manner inconsistent with shareholder interests; for example, as in an excessively generous equity compensation plan.

     7. FAIR PRICE PROVISIONS. All shareholders should receive equal financial treatment. TIAA-CREF supports "fair price" provisions and measures to limit the corporation's ability to buy back shares from a particular shareholder at higher-than-market prices. Similarly, we support the elimination of pre-emptive rights, which can impede a corporation's ability to raise capital efficiently. Exceptions may be made in those cases where an independent analysis indicates that such rights have a distinct value to shareholders, as they sometimes do in jurisdictions outside the United States.

     8. ANTI-TAKEOVER PROVISIONS. Shareholders should have the right to approve any action that alters the fundamental relationship between the shareholders and the board. Companies should make a compelling case prior to adopting shareholder rights plans ("poison pills") and other anti-takeover measures, articulating their potential benefits to shareholders. We believe that any anti-takeover measure should have reasonably short expiration periods of no longer than three years. We strongly oppose anti-takeover provisions that contain "continuing director" or "deferred redemption" provisions that seek to limit the discretion of a future board to redeem the plan.

     9. INCORPORATION SITE. Shareholder interests should be protected, regardless of the corporation's domicile. Many jurisdictions have adopted statutes that protect companies from unfriendly takeovers, in some cases through laws that obscure or dilute directors' fiduciary obligations to shareholders. TIAA-CREF will not support reincorporations to a new domicile if we believe the motivation is to take advantage of laws or judicial interpretations that reduce shareholder rights. We encourage boards to opt out of coverage under local laws mandating special anti-takeover protection.

     10. SHAREHOLDER ACCESS TO THE BOARD. Shareholders should have the ability to communicate effectively with the board of directors. Formal procedures should be created to enable shareholders to communicate their views and concerns directly to board members. The board of directors is responsible for representing shareholders' interests. When the board fails to fulfill its governance responsibilities, shareholders should consider other means to ensure board responsiveness, including challenges to the current board.

     11. BUNDLED ISSUES. Shareholders should have the right to vote on separate and distinct issues. The board should not combine disparate issues and present them for a single vote.

EXECUTIVE COMPENSATION

As described earlier, the board is responsible for ensuring that a compensation program is in place which will attract, retain and motivate strong management and which complies with the board's equity policy. TIAA-CREF believes that aligning the rewards of employees with those of shareholders will enhance the long-term performance of the corporation, and compensation programs that are based on performance can play the critical role in this alignment. Thus, TIAA-CREF encourages the board to work with consultants who are independent of management to develop carefully designed cash pay, stock-based compensation and fringe benefit programs that are clearly understood by management and shareholders, and based on the following principles:

     1. Compensation plans should be reasonable and fair by prevailing industry standards and able to withstand the critical scrutiny of investors, employees and the public at large.

     2. Compensation plans should be understandable and appropriate to the corporation's size, complexity and performance.

     3. Disclosure to shareholders about executive compensation should be full and complete and should be adequate to enable a reasonably sophisticated investor to evaluate and assess the total compensation package as well as particular elements.

     4. In setting compensation levels and incentive opportunities, the board should consider the individual's experience, expertise, responsibilities and goals and objectives, in addition to overall corporate performance. The board should also consider comparative industry pay levels. However, surveys should be considered cautiously. Surveys that appear to call for stock option use inconsistent with the board's equity policy or clearly in excess of levels that can be explained to shareholders should be disregarded.

     5. Compensation plans should encourage employees to achieve performance objectives and in so doing, create long-term shareholder value subject to appropriate consideration of the firm's reputation, integrity and ethical standards.

     6. Compensation plans should be objectively linked to appropriate parameters of company performance, such as earnings, return on capital or other relevant financial or operational measures that are within the control of the executives who will receive the pay. Compensation plans should be based on a performance measurement cycle that is consistent with the business cycle of the corporation.

A.   EQUITY-BASED COMPENSATION

     Shareholder interests are greatly affected by equity-based compensation plans. Equity-based compensation can be a critical element of compensation


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and can provide the greatest opportunity for the creation of wealth for managers whose efforts contribute to the creation of value for shareholders. Thus, equity-based compensation plans can offer the greatest incentives. At the same time, they can offer significant incentives for abuse. There is a need for regulatory organizations to require realistic accounting of the cost of equity-based plans to the company so as to eliminate the excesses that have diminished the usefulness of these plans to shareholders. As a matter of public policy, TIAA-CREF strongly advocates comprehensive disclosure and realistic accounting of equity-based plans, with the cost charged to the income statement. Further, we urge companies to consider the following principles when developing equity-based compensation plans:

     1. The use of equity in compensation programs should be limited by the equity policy developed by the board of directors.

     2. Equity-based plans should fully disclose the size of grants, potential value to recipients, cost to the company, and plan provisions that could have a material impact on the number and value of shares distributed. Disclosure should also include information about the extent to which individual managers have hedged or otherwise reduced their exposure to changes in the company's stock price.

     3. All plans that provide for the distribution of stock or stock options to employees and/or directors should be submitted to shareholders for approval.

     4. Equity-based plans should emphasize restricted stock awards. Restricted stock more closely aligns the interests of executives with shareholders (as opposed to option grants), and the value to the recipient and cost to the corporation can be determined easily and tracked continuously.

     5. Equity-based plans should make judicious use of stock option grants. When used in excess, option grants can provide management with incentives to promote the company's stock price without necessarily improving its performance or long-term value. When stock options are awarded, a company should develop plans for performance-based options, which set performance hurdles to achieve vesting; premium options, with vesting dependent on attainment of a pre-determined appreciation of stock; and/or indexed options, with a strike price tied to an index. Accounting rules should provide a "level playing field" for consideration of these alternatives; fixed-price options should not receive more favorable accounting treatment. Companies should also require that stock obtained through exercise of options be held for substantial periods of time, apart from sales permitted to meet tax liabilities produced by such exercise.

     6. Equity-based plans should specifically prohibit or severely restrict "mega grants," which are grants of stock options of a value, at the time of grant, greater than a reasonable and explainable multiple of the recipient's total cash compensation.

     7. Equity-based plans should prohibit the issuance of stock or stock options that are timed to take advantage of non-public information with significant short-term implications for the stock price.

B.   FRINGE BENEFITS AND SEVERANCE AGREEMENTS

     Fringe benefits are an important component of the compensation plan and can have a significant impact on shareholders. They can be extremely complex, with high potential for unintended and unearned value transfer to management, and with unanticipated cost to the company. When developing fringe benefit plans, the board should be guided by the same principles of disclosure, reasonableness and fairness that guide development of other compensation plan components.

     More specifically, pension plans and executive contracts provide opportunities for earnings transfer and corporate liabilities that must be carefully controlled. Executive pension plans should provide for retirement income formulas that are comparable (as a percentage of final average pay) to that of employees throughout the organization. Supplemental executive retirement plans (SERPs) may be used to supplement "qualified" pension entitlement to allow this total to be achieved; however, SERPs should not be used to enhance retirement benefits beyond that which is reasonable. The following principles should guide the development of SERPs:

     1. The eligibility requirements and terms of all SERPs should be fully disclosed.

     2. The value of the supplemental payment to which each eligible proxy-level executive is entitled should be estimated and disclosed.

     3. "Constructive credit" should be used to replicate full service credit not exceed it.

     4. Lump-sum distributions of the SERPs should be allowed; the discount rate used to calculate the lump-sum value of the pension entitlement should approximate the reinvestment rate available at retirement and should be disclosed.

     5. The total cost of all supplemental plan obligations should be estimated and disclosed.

     Executive contracts and their costs also should be disclosed. Although they can be of substantial value to the corporation and its shareholders, they generally include severance arrangements that may produce substantial continuing obligations that go beyond reasonable parameters. Companies should not provide excessive perquisites during employment or in the post-retirement period. Severance arrangements should not provide contractual payments to executives who are terminated for misconduct, gross mismanagement or other reasons constituting a "for cause" termination. As in other areas, reasonableness, competitive practice, and full disclosure are requirements, and such contracts should protect the interests of the company as well as the executive.

ROLE OF INDEPENDENT ADVISORS

Independent advisors, including public accountants, law firms, investment bankers and consultants can be critical to the effectiveness of corporate governance and enhance the legal and regulatory compliance of the corporate client. The role of advisors and how they perform their professional responsibilities can also leave an indelible mark on a corporation's public reputation. Accordingly, advisors should provide advice and support in the best interests of the corporate client as a whole and avoid any actual or appearance of conflict of interest or undue influence of senior management. Such advisors should not provide their professional skills and expertise to enable clients to engage in transactions or corporate practices that are primarily designed for the purpose of obscuring or disguising financial condition or to mislead the market in other material ways. If advisors reasonably understand that their professional engagement and advice is being misused for these purposes, they should seek to bring such matters to the attention of the independent directors.

     If advisors are not reasonably satisfied that an appropriate response is forthcoming from the company, they should withdraw from the engagement and, if permitted by the advisor's applicable rules of professional conduct, they should bring the matter to the attention of the appropriate regulator.

GOVERNANCE OF COMPANIES DOMICILED OUTSIDE THE UNITED STATES

Investment opportunities are increasingly spread around the globe, and in fact, the modern corporation is increasingly delocalized in its own operations and even its legal organization. Thus, the interplay of different laws, standards, and customary practices must be increasingly considered in evaluating the governance risks posed by any investment. Not every country should--or will--adopt common, "one-size-fits-all" codes of practice. Legal systems will continue to differ. This makes it all the more crucial to identify where differences in practice may lead to a significant departure from what


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most would agree are desirable corporate governance principles.

     As the policy statements of international bodies (e.g., the International Corporate Governance Network, the Organization for Economic Cooperation and Development, and various advisory panels to the European Union) attest, there is widespread and growing agreement on many of the principles of corporate governance. But substantial resistance to certain of them still remains, such as the desirability of a market for corporate control, fair treatment of minority shareholders, and the accountability of directors to shareholders. TIAA-CREF will continue to be an active participant in the dialogue on these matters, meeting regularly with governments, shareholders, managers, regulators and exchange officials.

     TIAA-CREF appreciates that our governance initiatives are most effective when taken in conjunction with significant institutions in a company's country of origin. We also recognize the importance of understanding how other countries' practices and structures of ownership may operate differently from a U.S. model.

     As a concerned and responsible investor, TIAA-CREF votes its shares whenever possible. In accordance with this policy, we have a proxy voting group that is familiar with the voting procedures in every country in which we invest, and custodial arrangements which provide for such voting around the world. We try to identify, address and improve on mechanisms in other markets that produce impediments to effective foreign shareholder voting.

     TIAA-CREF believes that it is incumbent upon any major public company, and particularly upon those that avail themselves of international capital markets, to take all reasonable steps to ensure that foreign shareholders can vote knowledgeably on issues of shareholder concern. To this end, we believe that our portfolio companies should:

     1. Publish full proxy materials in at least one widely-read international language of importance to their body of foreign shareholders (most often this will be English).

     2. Distribute such materials in a timely fashion so that international investors can make informed voting decisions and have sufficient time for the many extra steps normally entailed in voting shares from overseas.

     3. Not encumber the voting process with additional requirements and procedures so that it is more difficult for a foreign shareholder to vote shares than for one resident in the country of origin.

     4. Seek to ameliorate or eliminate particular practices such as the blocking of shares for a specified time before the shareholders' meeting, which serve as a deterrent to share voting.

     5. Confirm, if possible, that a given shareholders' vote has been received, and describe how that vote was recorded.

     6. Permit qualified institutional investors such as TIAA-CREF to participate in share exchanges and rights offerings on an equal basis with other investors.

SOCIAL RESPONSIBILITY ISSUES

TIAA-CREF believes that building long-term shareholder value is consistent with directors' giving careful consideration to issues of social responsibility and the common good. We recognize that efforts to promote good corporate citizenship may serve to enhance a company's reputation and long-term economic performance, and we encourage boards of both U.S. and international companies to adopt policies and practices that promote corporate citizenship and establish open channels of communication with shareholders, employees, customers, suppliers and the larger community. In particular, we believe that the following concerns should be among the issues that companies address:

o    The environmental impact of the corporation's operations and products.

o    Equal employment opportunities for all segments of the population.

o    Employee training and development.

o Evaluation of corporate actions to ensure that these actions do not negatively affect the common good of the corporation's communities and its constituencies.

     In developing our proxy voting guidelines for social issues, we seek to balance fiduciary responsibility with a commitment to corporate social responsibility and a belief that companies should be allowed flexibility in dealing with these issues. We will evaluate whether or not a resolution is practical and reasonable when it seeks action on the part of a corporation, and whether or not the shareholder resolution process is the appropriate forum for addressing the issues raised by proponents. We may be sympathetic to the concerns raised by proponents but may not believe that the actions requested of the corporation provide an effective remedy for those issues. In such instances, TIAA-CREF will vote to abstain.

     This approach to proxy voting is applied to a wide array of social issues. Our guidelines for voting on some of the more frequent issues are as follows:

ENVIRONMENTAL RESOLUTIONS

     TIAA-CREF generally will support resolutions that request reasonable disclosure about the environmental impact of a corporation's operations and products. TIAA-CREF generally will not support proposals that would require companies to take highly specific actions or adopt very specific policies aimed at improving the environment. Exceptions may be made in cases where companies have extremely poor environmental records.

HUMAN RIGHTS RESOLUTIONS

     TIAA-CREF generally will support resolutions that request reasonable reports concerning company activities in countries with records of repression of human rights. TIAA-CREF generally will not support resolutions that would mandate that a company take specific actions (such as withdrawing from a country) for the sole purpose of promoting a particular agenda.

TOBACCO-RELATED RESOLUTIONS

     TIAA-CREF generally will support proposals that call for increased disclosure about the risks of tobacco use and those that aim to reduce youth access to and use of tobacco products. TIAA-CREF generally will not support proposals that would require investment or divestment of a company's assets and/or pension funds. We believe that each participant should have the choice of whether or not to invest in an account that uses non-financial criteria for its investment program.

LABOR ISSUES RESOLUTIONS

     TIAA-CREF generally will support proposals that call for a company to increase the diversity of its workforce and implement non-discrimination policies.

     TIAA-CREF will consider on a case-by-case basis proposals concerning labor policies and practices. TIAA-CREF generally will support proposals that include reasonable requests and concern companies or countries where demonstrably egregious repression of human rights is found.

DIALOGUE BETWEEN TIAA-CREF AND COMPANIES

TIAA-CREF believes that its policies on corporate governance should be shaped and allowed to evolve in collaboration with the companies in which it invests. Accordingly, we will continue to take the following steps, which have proven valuable in the past: a) provide copies of this Policy Statement and subsequent editions to companies in which we invest and suggest that the companies distribute the Statement to all executive officers and directors; b) periodically seek suggestions from companies and knowledgeable observers for ways to improve our guidelines and to make them more useful to directors and senior management; c) arrange for occasional informal opportunities for company directors, managers, and TIAA-CREF managers


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to review the guidelines in the Policy Statement; and d) send copies of the
Policy Statement to other large institutional investors and appropriate organizations, make them available upon request, and publish them for TIAA-CREF participants and participating institutions to review and offer suggestions for change.

     We also communicate directly with companies where we perceive shortcomings in governance structure or policies. We engage in confidential discussions with board members and senior executives of the companies to explain our concerns and gain insights to their company. Our aim is to resolve privately any differences we may have. When these discussions fail to persuade us that management is responsive to shareholder interests, we may file shareholder proposals to build support for necessary change.

APPENDIX

Guidelines for Assessing Compensation Plans

I.   EQUITY-BASED AWARD COMPENSATION

     When voting on equity-based compensation plans, TIAA-CREF will consider the following elements of the plan:

1.   POTENTIAL DILUTION FROM STOCK-BASED PLANS

     RED FLAG: Total potential dilution from existing and proposed compensation plans exceeds 15% over duration of plan(s) or 2% in any one year.

     OVERRIDE: Increase threshold to 25% for plans proposed by companies in human-capital-intensive industries in which coverage extends through at least middle management levels. Increase threshold to 20% for firms at the lower range of market equity capitalization.

     COMMENT: The override conditions are each designed to address a specific consideration. The first addresses the needs of human-capital-intensive industries where generous stock-based grants may be necessary to attract and retain personnel and where significant contributions are made by individuals outside the ranks of senior management. The second override addresses the need to provide compensation with sufficient value at lower capitalization firms, since a given level of dilution has a lower economic value in a firm with lower market capitalization.

A.   EXCESSIVE RUN RATE FROM ACTUAL GRANTS

     RED FLAG: In the most recent three years, potential dilution from stock and stock option grants averaged in excess of 2% per year.

     OVERRIDE: Increase threshold to 3% for plans proposed by companies in human-capital-intensive industries.

     COMMENT: The "potential dilution" test described above is a snapshot at a given point in time. That test can miss excessive transfer of stock ownership over time, through stock plans, to executives and employees at companies that repeatedly return to the well for more options. This red flag for excessive run rates is based on actual grants at companies requesting shareholder approval for additional share authorizations for employee stock plans.

B.   RELOAD OPTIONS

     RED FLAG: Proposal provides for granting reload options.

     OVERRIDE: None.

     COMMENT: Reload options are automatically reloaded after exercise at the then-current market price. They enable the individual receiving them to reap the maximum potential benefit from option awards by allowing him or her to lock in increases in stock price that occur over the duration of the option with no attendant risk. This creates an additional divergence of interests between the shareholders and the option recipient, and an open-ended force for the dilution of shareholders' equity.

C.   EVERGREEN OPTION PLANS

     RED FLAG: Plan contains an evergreen feature that has no termination date and reserves a specified percentage of the outstanding shares for award each year.

     OVERRIDE: None.

D.   OPTION MEGA GRANTS

     RED FLAG: Option grants that are excessive in relation to other forms of compensation, are out of proportion to compensation of other employees of the corporation, and/or represent excessive earnings transfer opportunities compared to the scale and/or success of the corporation.

E.   OPTION PRICING

     RED FLAG: Unspecified exercise price or exercise price below 100% of fair market value on the date of the grant.

     OVERRIDE: None.

F.   RESTRICTED STOCK

     RED FLAG: A plan limited to restricted stock exceeds 3% dilution, or, for an omnibus plan that potentially would allow award of restricted stock exceeding this level, the company has made grants of restricted stock exceeding 1% of outstanding shares over the last three years.

     OVERRIDE: Arguments for higher dilution from restricted stock may be considered on a case-by-case basis for small-cap companies, or as part of a program to reduce dilution related to prior use of stock options.

G.   COVERAGE

     RED FLAG: Plan is limited to a small number of senior employees.

     OVERRIDE: Permits awards to a small number of employees at firms at the lower range of market equity capitalization.

H.   REPRICING OPTIONS

     RED FLAG: An option plan gives the company the ability to lower the exercise price of options already awarded where the market price of the stock has declined below the original exercise price ("underwater options").

     OVERRIDE: The company has not repriced options in the past or has excluded senior executives and board members from any repricing and has tied any repricing to a significant reduction in the total number of outstanding options.

     COMMENT: Repricing options after a decline in the stock price undermines the rationale for establishing an option plan in the first place. Repricing gives management a benefit unavailable to shareholders and thereby reduces the alignment of interests between shareholders and management.

I.   EXCESS DISCRETION

     RED FLAG: Significant terms of awards--such as coverage, option price, or type of award provided for the proposed plan--are not specified in the proposal.

     OVERRIDE: None.

J.   BUNDLING

     RED FLAG: Vote on executive compensation plan is coupled with vote on one or more unrelated proposals.

     OVERRIDE: None.

FRINGE BENEFITS

o Support proposals that require shareholder approval of "golden parachute" severance agreements that exceed IRS guidelines.

o Consider on a case-by-case basis proposals for prior shareholder ratification of all "golden parachute" severance agreements. Voting decisions will depend on the corporate governance profile and prior actions of the company.

o Support proposals to limit additions to supplemental executive retirement plans at the time of executives' retirement.


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